-----------------------------
                                                   OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number: 3235-0570

                                                   Expires: September 30, 2007

                                                   Estimated average burden
                                                   hours per response: 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number    811-05685
                                    -------------------------

                          Williamsburg Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450              Cincinnati, Ohio        45246
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP   One Post Office Square   Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400
                                                     ---------------------------

Date of fiscal year end:      March 31, 2007
                          ---------------------------

Date of reporting period:     September 30, 2006
                          ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.




THE DAVENPORT EQUITY FUND
LETTER TO SHAREHOLDERS                                          OCTOBER 25, 2006
================================================================================

Dear Shareholders,

The following chart represents the Davenport Equity Fund's performance and the performance of the S&P 500 Index, the Fund's primary benchmark, for the periods ended September 30, 2006.

                                                                     Since Inception **
                 Q3 2006    YTD     1 Year    3 Years**    5 Years**     (1/15/98)
               ------------------------------------------------------------------------
DAVPX             4.04%    6.30%     8.57%     10.71%       7.20%         4.93%
S&P 500 Index*    5.67%    8.53%    10.79%     12.30%       6.97%         5.62%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-888-285-1863.

* The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest directly in an index and its returns are not indicative of the performance of any specific investment.

**   Annualized.

                               MARKET COMMENTARY

The third quarter was a good one for the overall equity market, with the S&P 500 up 5.7% for the quarter, the Russell Mid Cap up 2.1% and the Lipper Equity
Income up 5.4%. The Dow Jones Industrials made several attempts at a new all time high, last hit more than six years ago. A series of concerns in the second quarter interrupted a steady advance through the first four months of the year; however the third quarter's performance suggests that some of those concerns have abated.

What sparked the market's retreat in the second quarter were comments from the Fed and economic data that suggested that the FOMC had more tightening to do than previously expected. Combined with oil prices that were then heading to eighty dollars a barrel and a softening housing market, many prognosticators believed that this would be more than the consumer could bear.

Oil futures now trade at about sixty dollars a barrel, having flirted with the lows of the year in the final week of the quarter. The Fed funds rate futures are discounting a slight possibility that the Fed could begin to cut rates in October. The housing market remains a question mark, but for now many of the stocks directly exposed to the housing industry appear to have stabilized.

Also during the course of the past quarter, we somehow extinguished what many thought could be the catalyst for World War III. Compared to the assassination of the Archduke of Austria in 1914 as a precursor to World War I, the capture and killing of several Israeli soldiers by Hezbollah sparked a conflict that many feared would draw several countries into the conflict. These incidents and shifts are often reported by the media as weighty events that will reshape the financial markets for some time. We would do well to be reminded that the media has a financial incentive to hype everyday events.

The noise created by these market influences provides the volatility that is necessary for hedge funds to have the short term successes that they crave. With the growth in the number of hedge funds estimated to have reached more than 7000, rivaling the number of mutual funds, it is no wonder so many interesting investment ideas have been driven to valuations that become hard to justify. Many of these fund managers believe the opportunity for distinguishing returns lies in the small "undiscovered" companies that have done so well in the past several years. With the Russell 2000 Index, which represents the smallest market capitalization companies of the Russell 3000, trading at 150% of its historical P/E ratio while the largest of the Russell 3000 trades at nearly a 15% discount, it does not take "smart money" to recognize the opportunity.

We do not want to suggest that owning small capitalization stocks should be avoided simply because they are small capitalization stocks. Rather we have always believed that one should invest in stocks based on sound fundamentals, regardless of the size of the company. Valuations in that market segment are making them tough to find. It reminds us of the late 90's when investors coveted their "New Economy" stocks despite the increasingly lofty valuations, while many fundamentally sound companies were ignored. Where is that intuitive child from Hans Christian Andersen's THE EMPEROR'S NEW CLOTHES?

Many "Old Economy" stocks have seen their time in the sun as the developing world consumes the basic building blocks of developed society. We believe there will be an opportunity for companies which offer products that enhance the quality of life in developing countries. Several providers of goods and services in America should have eager markets overseas, and yet these mature companies' stock prices remain at low valuations. It is difficult for us to ignore the strong fundamentals of some of the best companies in the world trading at valuations not seen in a decade or so, but we won't tell you they have not tried our patience.

We hope you have a great fall, and look forward to reporting to you in the New Year. Thank you for your trust and confidence.

                                    THE FUND

During the third quarter, the Telecommunications sector continued to outpace the broader market, and Health Care rebounded after a prolonged bout of underperformance. We have been taking profits from the Energy sector lately and while we remain bullish on the long term demand for petroleum, the sector weakened on news of inventory growth, a mild hurricane season, and the discovery of significant reserves deep under the Gulf of Mexico. Materials, a sector which has contributed positively to the Davenport Equity Fund in the recent past and one in which we are overweighted relative to the broader market, weakened during the third quarter and hindered our overall performance in an otherwise positive quarter.

We have mentioned that large-cap core and growth stocks have been neglected by investors. Recent trends suggest market sentiment has begun to turn to stable, established companies with anticipated earnings growth, trading at reasonable valuations with lower risk than the broader market. These factors have always attracted our attention and we are encouraged to see that our patience has begun to pay off. We are pleased with the progress the Davenport Equity Fund has made and we believe that even as the market flirts with new highs, there is a great deal of unrecognized potential in the companies whose stocks we own.

                                RECENT PURCHASES

APPLE COMPUTER INC. (AAPL) produces and licenses hardware and software under the Apple and Macintosh names, including the popular iPod portable music system. With a keen eye on market trends and a loyal customer base, this company has demonstrated an innovative product pipeline which should generate impressive earnings potential in a resurgent technology sector.

We increased our position in CAPITAL ONE FINANCIAL CORP. (COF) after the stock fell due to reports of credit quality issues among its peers. Capital One has an excellent history of managing credit risk, and we believe that the weakness in these shares represented an ideal opportunity to bolster our existing holdings. Capital One operates a variety of consumer lending products and credit card services.

CITIGROUP INC. (C), a global diversified financial services company, offers many of the same characteristics which prompted our original purchase of the stock in early 2005. Citigroup does substantial business overseas, where there are attractive opportunities in developing markets such as Brazil and India where Citigroup has already established its presence. The stock boasts an attractive dividend yield, a reasonable valuation and potential for solid long term growth.

We added to our existing position in DOMINION RESOURCES INC. (D), based on a sum-of-the-parts valuation which looked increasingly attractive in light of recent industry consolidation. Dominion pays an above market dividend which will likely grow with its earnings. Dominion's major business segments include electricity generation and delivery, natural gas reserves, storage and pipelines, and distribution franchises.

GENERAL ELECTRIC CO. (GE) is one of the world's largest and most-recognized corporations, operating an industrial manufacturing and financing conglomerate. With projected double digit earnings growth in five of their six business segments (the sixth, NBC Universal, struggles with advertising revenue but appears to be slowly improving), we took this opportunity to augment our existing position.

HARTFORD FINANCIAL SERVICES GROUP INC. (HIG) is one of the leading providers of property/casualty insurance, also offering life insurance, asset management services, annuities and employee benefit products. We believe that the company's earnings growth is solid and that its diversified business model insulates it from pricing pressures inherent to its industry.

L3 COMMUNICATIONS HOLDINGS INC. (LLL) is a technology product and service provider concentrating on the defense and homeland security markets. Their primary focus is on the ISR market (Intelligence, Surveillance and Reconnaissance), a large part of the current U.S. defense budget. This stock has been under pressure recently since the death of its founder and CEO and a subsequent investigation of the company's stock option practices. However, operationally there has been no interruption and we believe that spending on defense and homeland security will remain steady going forward.

PROCTER & Gamble Co. (PG) is a global supplier of a wide variety of products including detergents, soaps, food and paper products, and toiletries. The company's fundamentals look strong following a merger with Gillette, and we believe that a recent pullback in share price is unwarranted. We have confidence that the company's global presence will continue to expand, making it a reasonably valued stock with solid earnings growth potential.

We added to our position in TEXAS INSTRUMENTS INC. (TXI), based upon positive trends in the technology sector. TXI is the third-largest semiconductor company in the world and the largest provider of semiconductor solutions to the wireless handset market, an area with strong growth potential. Texas Instruments maintains a sound balance sheet, strong free cash flow, and trades at a reasonable valuation.

                                    Sincerely,


                                    Joseph L. Antrim, III
                                    President
                                    Davenport Equity Fund

THE DAVENPORT EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


       COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX


                                [GRAPHIC OMITTED]

         STANDARD & POOR'S 500 INDEX     THE DAVENPORT EQUITY FUND
         ---------------------------     -------------------------

              DATE         BALANCE         DATE         BALANCE
              ----         -------         ----         -------
            01/15/98     $  10,000       01/15/98     $  10,000
            03/31/98        11,625       03/31/98        11,140
            06/30/98        12,009       06/30/98        11,295
            09/30/98        10,814       09/30/98         9,950
            12/31/98        13,118       12/31/98        11,519
            03/31/99        13,771       03/31/99        12,090
            06/30/99        14,742       06/30/99        12,709
            09/30/99        13,821       09/30/99        11,920
            12/31/99        15,878       12/31/99        13,321
            03/31/00        16,242       03/31/00        13,894
            06/30/00        15,810       06/30/00        13,456
            09/30/00        15,657       09/30/00        13,330
            12/31/00        14,432       12/31/00        13,226
            03/31/01        12,721       03/31/01        11,580
            06/30/01        13,466       06/30/01        11,966
            09/30/01        11,489       09/30/01        10,738
            12/31/01        12,717       12/31/01        11,706
            03/31/02        12,752       03/31/02        11,915
            06/30/02        11,043       06/30/02        10,913
            09/30/02         9,136       09/30/02         9,288
            12/31/02         9,906       12/31/02         9,801
            03/31/03         9,594       03/31/03         9,453
            06/30/03        11,071       06/30/03        10,784
            09/30/03        11,364       09/30/03        11,204
            12/31/03        12,748       12/31/03        12,272
            03/31/04        12,964       03/31/04        12,640
            06/30/04        13,187       06/30/04        12,677
            09/30/04        12,941       09/30/04        12,479
            12/31/04        14,135       12/31/04        13,674
            03/31/05        13,832       03/31/05        13,514
            06/03/05        14,021       06/03/05        13,535
            09/30/05        14,526       09/30/05        14,003
            12/31/05        14,829       12/31/05        14,302
            03/31/06        15,453       03/31/06        14,795
            06/30/06        15,231       06/30/06        14,612
            09/30/06        16,094       09/30/06        15,203

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


     ----------------------------------------------------------------------
                                        Average Annual Total Returns(a)
                                    (for periods ended September 30, 2006)

                                    1 YEAR    5 YEARS    SINCE INCEPTION*
     The Davenport Equity Fund       8.57%     7.20%          4.93%
     Standard & Poor's 500 Index    10.79%     6.97%          5.61%
     ----------------------------------------------------------------------

     *    Initial public offering of shares was January 15, 1998.

     (a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE STANDARD & POOR'S 500 INDEX


                      [GRAPHIC OMITTED]

                                        (% of NET ASSETS)

                                DAVENPORT EQUITY    STANDARD & POOR'S
                                      FUND              500 INDEX
                                -------------------------------------
Consumer Discretionary                10.0%              10.1%
Consumer Staples                      11.5%               9.6%
Energy                                10.5%               9.4%
Financials                            20.9%              22.2%
Health Care                           10.5%              12.7%
Industrials                           11.8%              10.9%
Information Technology                10.3%              15.3%
Materials                              6.9%               2.9%
Telecommunication Services             4.1%               3.5%
Utilities                              2.0%               3.4%
Cash Equivalents                       1.5%               0.0%



TOP TEN HOLDINGS

                                                       % OF
          SECURITY DESCRIPTION                      NET ASSETS
          ------------------------------------      ----------
          Markel Corporation                           3.4%
          Microsoft Corporation                        3.0%
          General Electric Company                     2.8%
          Johnson & Johnson                            2.8%
          Capital One Financial Corporation            2.7%
          CarMax, Inc.                                 2.6%
          Eli Lilly & Company                          2.6%
          Texas Instruments, Inc.                      2.4%
          Amgen, Inc..                                 2.4%
          Sysco Corporation                            2.3%

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
ASSETS
  Investments in securities:
    At acquisition cost ......................................  $  118,591,069
                                                                ==============
    At market value (Note 1) .................................  $  147,360,704
  Dividends receivable .......................................         121,992
  Receivable for investment securities sold ..................       1,301,689
  Receivable for capital shares sold .........................          17,694
  Other assets ...............................................          16,829
                                                                --------------
    TOTAL ASSETS .............................................     148,818,908
                                                                --------------

LIABILITIES
  Dividends payable ..........................................          20,272
  Payable for investment securities purchased ................         886,228
  Payable for capital shares redeemed ........................         334,430
  Accrued investment advisory fees (Note 3) ..................          95,636
  Accrued administration fees (Note 3) .......................          16,800
  Accrued compliance fees (Note 3) ...........................           1,600
  Other accrued expenses and liabilities .....................           7,681
                                                                --------------
    TOTAL LIABILITIES ........................................       1,362,647
                                                                --------------

NET ASSETS ...................................................  $  147,456,261
                                                                ==============

Net assets consist of:
Paid-in capital ..............................................  $  114,295,450
Accumulated undistributed net investment income ..............          15,046
Accumulated net realized gains from security transactions ....       4,376,130
Net unrealized appreciation on investments ...................      28,769,635
                                                                --------------
Net assets ...................................................  $  147,456,261
                                                                ==============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) .................      10,292,145
                                                                ==============

Net asset value, offering price and redemption
  price per share (Note 1) ...................................  $        14.33
                                                                ==============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
INVESTMENT INCOME
  Dividends ..................................................  $    1,160,017
  Interest ...................................................          21,799
                                                                --------------
    TOTAL INVESTMENT INCOME ..................................       1,181,816
                                                                --------------

EXPENSES
  Investment advisory fees (Note 3) ..........................         548,307
  Administration fees (Note 3) ...............................         102,397
  Compliance service fees (Note 3) ...........................           9,225
  Custodian fees .............................................           9,114
  Printing of shareholder reports ............................           8,958
  Professional fees ..........................................           7,430
  Postage and supplies .......................................           7,189
  Registration fees ..........................................           6,487
  Trustees' fees and expenses ................................           5,413
  Insurance expense ..........................................           4,688
  Other expenses .............................................           7,247
                                                                --------------
    TOTAL EXPENSES ...........................................         716,455
                                                                --------------

NET INVESTMENT INCOME ........................................         465,361
                                                                --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains from security transactions ..............       4,679,923
  Net change in unrealized appreciation/depreciation
    on investments ...........................................      (1,242,817)
                                                                --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .............       3,437,106
                                                                --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...................  $    3,902,467
                                                                ==============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================
                                                         SIX MONTHS
                                                           ENDED              YEAR
                                                        SEPTEMBER 30,        ENDED
                                                           2006             MARCH 31,
                                                         (UNAUDITED)          2006
-----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ............................   $      465,361    $      717,981
  Net realized gains from security transactions ....        4,679,923         8,334,845
  Net change in unrealized appreciation/depreciation
    on investments .................................       (1,242,817)        4,083,467
                                                       --------------    --------------
Net increase in net assets from operations .........        3,902,467        13,136,293
                                                       --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .......................         (465,592)         (711,074)
  From net realized capital gains on security
    transactions ...................................               --        (2,709,239)
                                                       --------------    --------------
Net decrease in net assets from distributions
  to shareholders ..................................         (465,592)       (3,420,313)
                                                       --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ........................        5,210,457        19,222,183
  Net asset value of shares issued in
    reinvestment of distributions to shareholders ..          432,339         3,209,394
  Payments for shares redeemed .....................      (10,546,049)      (21,405,847)
                                                       --------------    --------------
Net increase (decrease) in net assets from capital
  share transactions ...............................       (4,903,253)        1,025,730
                                                       --------------    --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ............       (1,466,378)       10,741,710

NET ASSETS
  Beginning of period ..............................      148,922,639       138,180,929
                                                       --------------    --------------
  End of period ....................................   $  147,456,261    $  148,922,639
                                                       ==============    ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME ....   $       15,046    $       15,277
                                                       ==============    ==============

CAPITAL SHARE ACTIVITY
  Sold .............................................          372,952         1,421,580
  Reinvested .......................................           30,625           230,611
  Redeemed .........................................         (756,193)       (1,570,649)
                                                       --------------    --------------
  Net increase (decrease) in shares outstanding ....         (352,616)           81,542
  Shares outstanding at beginning of period ........       10,644,761        10,563,219
                                                       --------------    --------------
  Shares outstanding at end of period ..............       10,292,145        10,644,761
                                                       ==============    ==============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================================
                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED
                                            SEPTEMBER 30,                         YEARS ENDED MARCH 31,
                                                2006        ------------------------------------------------------------------
                                             (UNAUDITED)      2006          2005          2004          2003          2002
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....   $  13.99      $  13.08      $  12.30      $   9.23      $  11.71      $  11.42
                                              --------      --------      --------      --------      --------      --------

Income (loss) from investment operations:
  Net investment income ...................       0.05          0.07          0.07          0.04          0.06          0.04
  Net realized and unrealized gains
    (losses) on investments ...............       0.34          1.17          0.78          3.07         (2.48)         0.29
                                              --------      --------      --------      --------      --------      --------
Total from investment operations ..........       0.39          1.24          0.85          3.11         (2.42)         0.33
                                              --------      --------      --------      --------      --------      --------

Less distributions:
  Dividends from net investment income ....      (0.05)        (0.07)        (0.07)        (0.04)        (0.06)        (0.04)
  Distributions from net realized gains ...         --         (0.26)           --            --            --            --
                                              --------      --------      --------      --------      --------      --------
Total distributions .......................      (0.05)        (0.33)        (0.07)        (0.04)        (0.06)        (0.04)
                                              --------      --------      --------      --------      --------      --------

Net asset value at end of period ..........   $  14.33      $  13.99      $  13.08      $  12.30      $   9.23      $  11.71
                                              ========      ========      ========      ========      ========      ========

Total return(a) ...........................      2.76%(b)      9.48%         6.91%        33.72%       (20.66%)        2.89%
                                              ========      ========      ========      ========      ========      ========


Net assets at end of period (000's) .......   $147,456      $148,923      $138,181      $121,769      $ 76,473      $ 82,515
                                              ========      ========      ========      ========      ========      ========


Ratio of net expenses to average net assets      0.98%(c)      0.98%         0.98%         1.00%         1.04%         1.02%

Ratio of net investment income to
  average net assets ......................      0.64%(c)      0.50%         0.57%         0.35%         0.62%         0.35%

Portfolio turnover rate ...................        24%(c)        39%           28%           25%           18%           13%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
   SHARES      COMMON STOCKS -- 98.5%                                VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- 10.0%
      92,016   CarMax, Inc.(a) ...............................   $   3,837,987
      31,090   Harrah's Entertainment, Inc. ..................       2,065,309
      83,550   Honda Motor Company Limited ...................       2,809,787
      31,500   International Speedway Corporation ............       1,569,960
      70,418   Lowe's Companies, Inc. ........................       1,975,929
      82,028   Walt Disney Company (The) .....................       2,535,485
                                                                 -------------
                                                                    14,794,457
                                                                 -------------
               CONSUMER STAPLES -- 11.5%
      44,834   Colgate-Palmolive Company .....................       2,784,191
      44,000   PepsiCo, Inc. .................................       2,871,440
      35,125   Proctor & Gamble Company (The) ................       2,177,048
     102,360   Sysco Corporation .............................       3,423,942
      66,021   Walgreen Company ..............................       2,930,672
      57,080   Wal-Mart Stores, Inc. .........................       2,815,186
                                                                 -------------
                                                                    17,002,479
                                                                 -------------
               ENERGY -- 10.5%
      50,000   Chevron Corporation ...........................       3,243,000
      45,500   ConocoPhillips ................................       2,708,615
      26,852   EOG Resources, Inc. ...........................       1,746,723
      40,973   Exxon Mobil Corporation .......................       2,749,288
      40,875   GlobalSantaFe Corporation .....................       2,043,341
      48,618   Schlumberger Limited ..........................       3,015,775
                                                                 -------------
                                                                    15,506,742
                                                                 -------------
               FINANCIALS -- 20.9%
      49,908   American International Group, Inc. ............       3,306,904
      61,400   BB&T Corporation ..............................       2,688,092
         840   Berkshire Hathaway, Inc. - Class B(a) .........       2,666,160
      48,908   Brookfield Asset Management, Inc. .............       2,168,581
      50,737   Capital One Financial Corporation .............       3,990,972
      58,650   Citigroup, Inc. ...............................       2,913,146
      28,650   Hartford Financial Services Group, Inc. (The) .       2,485,387
      12,056   Markel Corporation(a) .........................       4,950,917
      54,460   Wachovia Corporation ..........................       3,038,868
      54,900   T. Rowe Price Group, Inc. .....................       2,626,965
                                                                 -------------
                                                                    30,835,992
                                                                 -------------
               HEALTH CARE -- 10.5%
      48,741   Amgen, Inc.(a) ................................       3,486,444
      67,271   Eli Lilly & Company ...........................       3,834,447
      62,886   Johnson & Johnson .............................       4,083,817
      33,464   Medtronic, Inc. ...............................       1,554,068
      37,314   Zimmer Holdings, Inc.(a) ......................       2,518,695
                                                                 -------------
                                                                    15,477,471
                                                                 -------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 98.5% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
               INDUSTRIALS -- 11.8%
      49,150   Danaher Corporation ...........................   $   3,375,130
      50,000   Empresa Brasileira de Aeronautica S.A. - ADR ..       1,963,500
     117,475   General Electric Company ......................       4,146,867
      26,000   L-3 Communications Holdings, Inc. .............       2,036,580
      34,421   United Parcel Service, Inc. - Class B .........       2,476,247
      53,925   United Technologies Corporation ...............       3,416,149
                                                                 -------------
                                                                    17,414,473
                                                                 -------------
               INFORMATION TECHNOLOGY -- 10.3%
      27,000   Apple Computer, Inc.(a) .......................       2,079,810
       5,265   Google, Inc.(a) ...............................       2,116,003
     162,784   Microsoft Corporation .........................       4,448,887
     157,225   Nokia Oyj - ADR ...............................       3,095,760
     105,075   Texas Instruments, Inc. .......................       3,493,744
                                                                 -------------
                                                                    15,234,204
                                                                 -------------
               MATERIALS -- 6.9%
      63,681   Cameco Corporation ............................       2,328,814
      55,979   Dow Chemical Company (The) ....................       2,182,061
      42,635   Praxair, Inc. .................................       2,522,287
      16,294   Rio Tinto PLC - ADR ...........................       3,089,831
                                                                 -------------
                                                                    10,122,993
                                                                 -------------
               TELECOMMUNICATION SERVICES -- 4.1%
      75,882   America Movil S.A. de C.V. - Series L - ADR ...       2,987,474
      82,100   Verizon Communications, Inc. ..................       3,048,373
                                                                 -------------
                                                                     6,035,847
                                                                 -------------
               UTILITIES -- 2.0%
      37,991   Dominion Resources, Inc. ......................       2,905,932
                                                                 -------------

               TOTAL COMMON STOCKS (Cost $116,560,956) .......   $ 145,330,590
                                                                 -------------

================================================================================
   SHARES      MONEY MARKET FUNDS -- 1.4%                            VALUE
--------------------------------------------------------------------------------
   2,030,113   First American Treasury Obligation Fund
                 - Class Y (Cost $2,030,113) .................   $   2,030,113
                                                                 -------------

               TOTAL INVESTMENTS AT VALUE -- 99.9%
                 (Cost $118,591,069) .........................   $ 147,360,703

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .          95,558
                                                                 -------------

               NET ASSETS -- 100.0% ..........................   $ 147,456,261
                                                                 =============

(a)  Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to portfolio of investments.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid during the periods ended September 30, 2006 and March 31, 2006 was as follows:

    --------------------------------------------------------------------------
      PERIOD ENDED    ORDINARY INCOME   LONG-TERM CAPITAL GAINS      TOTAL
    --------------------------------------------------------------------------
     Sept. 30, 2006      $ 465,592           $        --          $   465,592
     March 31, 2006      $ 711,074           $ 2,709,239          $ 3,420,313
    --------------------------------------------------------------------------

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2006:

--------------------------------------------------------------------------------
Cost of portfolio investments ................................  $  118,895,388
                                                                ==============
Gross unrealized appreciation ................................  $   30,094,776
Gross unrealized depreciation ................................      (1,629,460)
                                                                --------------
Net unrealized appreciation ..................................  $   28,465,316
Undistributed ordinary income ................................          35,318
Undistributed long-term gains ................................       4,680,449
Other temporary differences ..................................         (20,272)
                                                                --------------
Accumulated earnings .........................................  $   33,160,811
                                                                ==============

2.   INVESTMENT TRANSACTIONS

During the six months ended September 30, 2006, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $17,538,859 and $23,136,925, respectively.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

Until August 2006, the Advisor was reimbursed for the estimated costs of providing a Chief Compliance Officer (CCO) for the Fund. The Adviser received fees of $6,000 for providing CCO services during the period ended September 30, 2006.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Fund pays Ultimus an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on net assets in excess of $100 million. During the period ended September 30, 2006, the Fund paid fees of $3,225 to Ultimus for compliance consulting services.

4.   CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.   ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

THE DAVENPORT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

-------------------------------------------------------------------------------------
                                     Beginning          Ending
                                   Account Value    Account Value     Expenses Paid
                                   April 1, 2006    Sept. 30, 2006    During Period*
-------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00         $1,027.60          $4.98
-------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)                  $1,000.00         $1,020.16          $4.96
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.98% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE DAVENPORT EQUITY FUND
OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Fund is updated daily and can be reviewed at the Fund's website at http://www.investdavenport.com.

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










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










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

================================================================================

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street                           ------------------
Richmond, Virginia 23219-4037                  D A V E N P O R T

ADMINISTRATOR                                     EQUITY FUND
Ultimus Fund Solutions, LLC                    ------------------
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

CUSTODIAN
US Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP                       SEMI-ANNUAL REPORT
One Post Office Square                         SEPTEMBER 30, 2006
Boston, Massachusetts 02109                       (UNAUDITED)

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President


                                               ------------------
                                               ------------------







================================================================================

--------------------------------------------------------------------------------





                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS


                            -----------------------

                                 FBP VALUE FUND
                               FBP BALANCED FUND





                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2006
                                  (UNAUDITED)




                                 NO-LOAD FUNDS









--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                                         NOVEMBER 20, 2006
================================================================================
We are pleased to report on the progress of the FBP Value Fund and FBP Balanced Fund and their investments for the semi-annual period ended September 30, 2006. The FBP Value Fund and FBP Balanced Fund returned 6.28% and 5.18%, respectively, for the six-month period ended September 30, 2006. Illustrated below are the returns over the past year and longer time periods.

                                            % Average Annual Returns
                                          Periods Ended September 30, 2006
                                       -------------------------------------
                                         One      Three     Five      Ten
                                        Year       Year     Year      Year
--------------------------------------------------------------------------------
FBP Value Fund                          14.45     13.40     9.17      9.33
FBP Balanced Fund                       11.22      9.99     7.76      8.59
S&P 500 Index                           10.79     12.30     6.97      8.59
Lehman Intermediate Government/
    Credit Bond Index                    3.73      2.52     4.33      5.98

In our letter to you this past May, we commented on our expectation that a slowing economy in the second half of 2006 would allow the Federal Reserve to stop raising short-term interest rates, reduce inflationary pressures, and help to remove demand pressures in the energy and commodity markets. These events have unfolded and in particular have led to a decline in longer-term interest rates, sparking a mid June stock market rally that continues today. Stocks have also overcome the uncertainty of the November elections as control of both the US House of Representatives and US Senate has moved to the Democrats.

Looking forward, the pace of economic activity should continue its recent trend of moderation. Consumers, while feeling better about the cost of gasoline, will continue to face challenges such as higher credit card minimum payments, tougher lending standards and perhaps more importantly, stagnant housing values. Slower economic growth will likely translate into lower corporate earnings gains next year of around 7%, in line with the long-term growth of profits.

Performance in both Funds over this semi-annual period has been favorable. Consumer Discretionary has been the strongest sector, led by General Motors, Dillard's Inc. and Federated Department Stores. Each Fund's Health Care positions continued to provide good returns, especially as large pharmaceuticals Merck and Pfizer performed well. Financials also aided results, responding to the previously mentioned drop in interest rates. The Industrial sector lagged this period as Cendant dropped in advance of its splitting into three separate companies. We have also seen a rotation into larger capitalization stocks, which we have been anticipating for some time, thus benefiting both Funds.

Recent activity in the Funds includes the purchase of KIMBERLY CLARK (KMB). The company manufactures a variety of consumer products using pulp as its primary raw material. Company brands include Kleenex, Scott, Cottonelle, Viva, Huggies, Pull-Ups, Kotex and Depend. The stock was trading at attractive valuation levels that were approaching ten-year low levels for price/cash flow, price/earnings and price/sales and offered a dividend yield above 3%. Rising input costs, specifically for pulp and energy to run its manufacturing facilities, have hampered earnings growth. We expect these cost pressures will abate, allowing KMB to generate good earnings growth in the coming quarters. LINCOLN NATIONAL
(LNC) was acquired after the company completed
its purchase of JEFFERSON-PILOT (JP) in early April. The Funds owned Jefferson-Pilot for a number of years and elected to receive Lincoln shares in the merger. SABRE HOLDINGS (TSG), an operator of travel reservations systems including internet site Travelocity, was added. The company recently announced the successful renegotiation of its reservation system agreements with major airlines, removing an overhang from the stock. We expect Travelocity will continue to grow and benefit from cost savings following recent acquisitions. At 9 times free cash flow, TSG appeared to be attractively priced. FAMILY DOLLAR STORES (FDO) was also just added to the Funds. FDO operates a chain of mid-sized discount stores and should benefit from different consumer purchasing patterns as consumer discretionary spending slows. Although FDO has a presence in 44 states, most of its stores are located in smaller markets in the southern and eastern portions of the U.S. We expect sales to get a lift from continued store expansion, with an emphasis on penetrating markets in larger urban areas, and from its traffic boosting initiative to add coolers to its stores. SPRINT NEXTEL
(S) is the Funds' most recent addition. Investors became disappointed with Sprint because customer service deteriorated, phone offerings were weak and customer churn increased since the merger with Nextel. With the spin-off this year of its traditional local wireline business, Sprint has now transformed itself into a near pure play in the wireless communications market but is trading in line with other slower growing telecommunication stocks. As the company improves execution in its core business, increased valuation along with earnings growth provides the upside investment opportunity. UNION PACIFIC, CIGNA, UNUMPROVIDENT and MARATHON OIL were eliminated during this period, each having reached their full value targets and producing nice gains for the Funds.

We believe there is good appreciation potential for both the market and the Funds as the current mid-cycle economic slowdown evolves and the shift toward large-cap stocks continues. Robust cash generation by corporations should continue to fuel dividend increases, share repurchases and along with private equity drive increased merger activity. The drop in long-term interest rates should also provide support to the equity market as bond yields are less attractive. We expect some volatility in the coming months given the stock market's recent strength, yet we remain optimistic about the opportunities in the Funds, with their equity holdings as of September 30th trading at 13.8 times forward earnings versus 14.9 times for the S&P 500.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and staff. As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.


/s/ John T. Bruce

John T. Bruce, CFA
President - Portfolio Manager

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED)
================================================================================
Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.


                                 FBP VALUE FUND

   COMPARISON OF THE CHANGE IN VAULE OF A $10,000 INVESTMENT IN THE FBP VALUE
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


                               [GRAPHIC OMITTED]

    STANDARD & POOR'S
       500 INDEX                 FBP VALUE FUND           CONSUMER PRICE INDEX
  ---------------------       ----------------------      ----------------------

     DATE      BALANCE         DATE        BALANCE          DATE        BALANCE
     ----      -------         ----        -------          ----        -------
   09/30/96   $ 10,000       09/30/96     $ 10,000        09/30/96     $ 10,000
   12/31/96     10,834       12/31/96       10,847        12/31/96       10,082
   03/31/97     11,124       03/31/97       10,988        03/31/97       10,153
   06/30/97     13,066       06/30/97       12,519        06/30/97       10,172
   09/30/97     14,045       09/30/97       13,705        09/30/97       10,216
   12/31/97     14,448       12/31/97       13,605        12/31/97       10,280
   03/31/98     16,463       03/31/98       15,263        03/31/98       10,292
   06/30/98     17,007       06/30/98       15,209        06/30/98       10,350
   09/30/98     15,315       09/30/98       12,873        09/30/98       10,393
   12/31/98     18,577       12/31/98       16,042        12/31/98       10,437
   03/31/99     19,503       03/31/99       16,444        03/31/99       10,462
   06/30/99     20,877       06/30/99       18,659        06/30/99       10,558
   09/30/99     19,574       09/30/99       16,203        09/30/99       10,615
   12/31/99     22,486       12/31/99       16,640        12/31/99       10,698
   03/31/00     23,002       03/31/00       15,556        03/31/00       10,799
   06/30/00     22,391       06/30/00       14,997        06/30/00       10,907
   09/30/00     22,174       09/30/00       15,597        09/30/00       10,990
   12/31/00     20,439       12/31/00       16,321        12/31/00       11,072
   03/31/01     18,016       03/31/01       16,672        03/31/01       11,181
   06/30/01     19,070       06/30/01       17,908        06/30/01       11,302
   09/30/01     16,271       09/30/01       15,738        09/30/01       11,289
   12/31/01     18,009       12/31/01       18,178        12/31/01       11,282
   03/31/02     18,059       03/31/02       18,203        03/31/02       11,308
   06/30/02     15,640       06/30/02       15,884        06/30/02       11,435
   09/30/02     12,937       09/30/02       13,209        09/30/02       11,492
   12/31/02     14,029       12/31/02       14,232        12/31/02       11,530
   03/31/03     13,587       03/31/03       13,359        03/31/03       11,644
   06/30/03     15,679       06/30/03       16,002        06/30/03       11,670
   09/30/03     16,094       09/30/03       16,733        09/30/03       11,740
   12/31/03     18,054       12/31/03       18,775        12/31/03       11,734
   03/31/04     18,359       03/31/04       19,585        03/31/04       11,842
   06/30/04     18,675       06/30/04       19,815        06/30/04       12,027
   09/30/04     18,326       09/30/04       19,097        09/30/04       12,052
   12/31/04     20,018       12/31/04       20,805        12/31/04       12,147
   03/31/05     19,588       03/31/05       20,495        03/31/05       12,294
   06/30/05     19,856       06/30/05       20,972        06/30/05       12,461
   09/30/05     20,572       09/30/05       21,323        09/30/05       12,590
   12/31/05     21,001       12/31/05       22,023        12/31/05       12,667
   03/31/06     21,885       03/31/06       22,961        03/31/06       12,738
   06/30/06     21,570       06/30/06       22,685        06/30/06       12,981
   09/30/06     22,792       09/30/06       24,404        09/30/06       13,070

Past performance is not predictive of future performance.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(CONTINUED) (UNAUDITED)
================================================================================

                                 FBP BALANCED FUND

  COMPARISON OF THE CHANGE IN VAULE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


                              [GRAPHIC OMITTED]

    STANDARD & POOR'S
        500 INDEX              FBP BALANCED FUND         CONSUMER PRICE INDEX
   -------------------       ----------------------      ----------------------

     DATE      BALANCE         DATE        BALANCE          DATE        BALANCE
     ----      -------         ----        -------          ----        -------
   09/30/96   $ 10,000       09/30/96     $ 10,000        09/30/96     $ 10,000
   12/31/96     10,834       12/31/96       10,662        12/31/96       10,082
   03/31/97     11,124       03/31/97       10,759        03/31/97       10,153
   06/30/97     13,066       06/30/97       11,987        06/30/97       10,172
   09/30/97     14,045       09/30/97       12,900        09/30/97       10,216
   12/31/97     14,448       12/31/97       12,862        12/31/97       10,280
   03/31/98     16,463       03/31/98       14,011        03/31/98       10,292
   06/30/98     17,007       06/30/98       14,138        06/30/98       10,350
   09/30/98     15,315       09/30/98       12,718        09/30/98       10,393
   12/31/98     18,577       12/31/98       14,809        12/31/98       10,437
   03/31/99     19,503       03/31/99       15,235        03/31/99       10,462
   06/30/99     20,877       06/30/99       16,573        06/30/99       10,558
   09/30/99     19,574       09/30/99       15,059        09/30/99       10,615
   12/31/99     22,486       12/31/99       15,595        12/31/99       10,698
   03/31/00     23,002       03/31/00       14,949        03/31/00       10,799
   06/30/00     22,391       06/30/00       14,491        06/30/00       10,907
   09/30/00     22,174       09/30/00       15,075        09/30/00       10,990
   12/31/00     20,439       12/31/00       15,759        12/31/00       11,072
   03/31/01     18,016       03/31/01       16,046        03/31/01       11,181
   06/30/01     19,070       06/30/01       16,855        06/30/01       11,302
   09/30/01     16,271       09/30/01       15,691        09/30/01       11,289
   12/31/01     18,009       12/31/01       17,323        12/31/01       11,282
   03/31/02     18,059       03/31/02       17,286        03/31/02       11,308
   06/30/02     15,640       06/30/02       15,780        06/30/02       11,435
   09/30/02     12,937       09/30/02       14,079        09/30/02       11,492
   12/31/02     14,029       12/31/02       14,946        12/31/02       11,530
   03/31/03     13,587       03/31/03       14,492        03/31/03       11,644
   06/30/03     15,679       06/30/03       16,577        06/30/03       11,670
   09/30/03     16,094       09/30/03       17,131        09/30/03       11,740
   12/31/03     18,054       12/31/03       18,669        12/31/03       11,734
   03/31/04     18,359       03/31/04       19,302        03/31/04       11,842
   06/30/04     18,675       06/30/04       19,420        06/30/04       12,027
   09/30/04     18,326       09/30/04       18,931        09/30/04       12,052
   12/31/04     20,018       12/31/04       20,170        12/31/04       12,147
   03/31/05     19,588       03/31/05       19,920        03/31/05       12,294
   06/30/05     19,856       06/30/05       20,259        06/30/05       12,461
   09/30/05     20,572       09/30/05       20,497        09/30/05       12,590
   12/31/05     21,001       12/31/05       21,009        12/31/05       12,667
   03/31/06     21,885       03/31/06       21,675        03/31/06       12,738
   06/30/06     21,570       06/30/06       21,558        06/30/06       12,981
   09/30/06     22,792       09/30/06       22,798        09/30/06       13,070

Past performance is not predictive of future performance.


================================================================================
                        AVERAGE ANNUAL TOTAL RETURNS(a)
                     (FOR PERIODS ENDED SEPTEMBER 30, 2006)

                                            1 YEAR   5 YEARS  10 YEARS
      FBP Value Fund                        14.45%     9.17%     9.33%
      FBP Balanced Fund                     11.22%     7.76%     8.59%
      Standard & Poor's 500 Index           10.79%     6.97%     8.59%
      Consumer Price Index                   3.82%     2.97%     2.71%
================================================================================

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
GENERAL INFORMATION                              ASSET ALLOCATION
==============================================  ================================
Net Asset Value Per share          $  28.10     Cash Equivalents         0.6%
Total Net Assets ( Millions)       $   57.3     Stocks                  99.4%
Current Expense Ratio                 1.01%
Portfolio Turnover (annualized)         15%          [GRAPHIC OMITTED]
Fund Inception Date                 7/30/93

                             FBP VALUE    S&P 500
STOCK CHARACTERISTICS          FUND        INDEX
=================================================
Number of Stocks                 47         500
Weighted Avg Market
 Capitalization ( Billions)   111.6        95.5
Price-to-Earnings Ratio
(IBES 1 Yr. Forecast EPS)      13.8        14.9
Price-to-Book Value             2.3         2.8


INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
================================================================================

                               [GRAPHIC OMITTED]

                                                  (% OF PORTFOLIO)

                                          FBP Value Fund      S&P 500 Index
                                       ------------------    ---------------
Consumer Discretionary                         11.1%             10.1%
Consumer Staples                                7.7%              9.6%
Energy                                          1.3%              9.4%
Financials                                     32.7%             22.2%
Health Care                                    17.2%             12.7%
Industrials                                     9.4%             10.9%
Information Technology                         16.0%             15.3%
Materials                                       0.0%              2.9%
Telecommunication Services                      4.0%              3.5%
Utilities                                       0.0%              3.4%
Cash Equivalents                                0.6%              0.0%



           TEN LARGEST HOLDINGS                        % OF NET ASSETS
           ====================                        ===============
           Bank of America Corporation                        4.4%
           Wachovia Corporation                               4.2%
           J.P. Morgan Chase & Company                        4.1%
           American International Group, Inc.                 4.1%
           Citigroup, Inc.                                    4.1%
           St. Paul Travelers Companies, Inc. (The)           3.8%
           International Business Machines Corporation        3.5%
           Wal-Mart Stores Inc.                               3.5%
           Johnson & Johnson                                  3.3%
           Hewlett-Packard Company                            3.2%

FBP BALANCED FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
GENERAL INFORMATION                           ASSET ALLOCATION
==========================================   ===================================
Net Asset Value Per share      $  19.15       Cash Equivalents            4.7%
Total Net Assets ( Millions )  $   65.0       Fixed Income               23.7%
Current Expense Ratio             0.98%       Stocks                     71.6%
Portfolio Turnover (annualized)     12%
Fund Inception Date              7/3/89
                                                     [GRAPHIC OMITTED]

STOCK PORTFOLIO (71.6% OF FUND)
====================================================================================================
Number of Stocks                 47       TEN LARGEST HOLDINGS                      % OF NET ASSETS
Weighted Avg Market                       ====================                      ===============
 Capitalization (Billions)    111.3       Bank of America Corporation                     3.3%
Price-to-Earnings Ratio                   J.P. Morgan Chase & Company                     3.2%
 (IBES 1 Yr. Forecast EPS)     13.9       Wachovia Corporation                            2.8%
Price-to-Book Value             2.3       Citigroup, Inc.                                 2.7%
                                          St. Paul Travelers Companies, Inc. (The)        2.7%
FIVE LARGEST SECTORS   % OF NET ASSETS    American International Group, Inc.              2.6%
====================   ===============    Hewlett-Packard Company                         2.5%
Financials                    23.0%       International Business Machines Corporation     2.5%
Health Care                   13.1%       Wal-Mart Stores                                 2.5%
Information Tech.             11.9%       Merck & Company, Inc.                           2.4%
Consumer Discretionary         7.5%
Industrials                    6.3%

FIXED-INCOME PORTFOLIO ( 23.7% OF FUND)
================================================================================
Number of Fixed-Income Securities  23     SECTOR BREAKDOWN      % OF NET ASSETS
Average Quality                    AA     ==================    ===============
Average Stated Maturity           2.0     U.S. Treasury               5.0%
Average Effective Duration        1.9     Government Agency           3.4%
                                          Corporate                  15.3%

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
     SHARES   COMMON STOCKS -- 99.4%                                    VALUE
================================================================================
              CONSUMER DISCRETIONARY -- 11.1%
      20,000  Best Buy Company, Inc.(b)........................... $  1,071,200
       7,000  Dillard's, Inc. ....................................      229,110
      25,000  Family Dollar Stores, Inc. .........................      731,000
      15,574  Federated Department Stores, Inc. ..................      672,953
       9,600  Gannett Company, Inc. ..............................      545,568
      27,000  General Motors Corporation(b) ......................      898,020
      13,000  Kohl's Corporation(a)(b) ...........................      843,960
       4,500  Whirlpool Corporation(b) ...........................      378,495
      36,000  Wyndham Worldwide Corporation(a) ...................    1,006,920
                                                                   ------------
                                                                      6,377,226
                                                                   ------------
              CONSUMER STAPLES -- 7.7%
      12,000  Altria Group, Inc. .................................      918,600
      25,000  CVS Corporation ....................................      803,000
      10,000  Kimberly-Clark Corporation .........................      653,600
      41,000  Wal-Mart Stores, Inc. ..............................    2,022,120
                                                                   ------------
                                                                      4,397,320
                                                                   ------------
              ENERGY -- 1.3%
      11,000  Royal Dutch Shell PLC - ADR ........................      727,100
                                                                   ------------

              FINANCIALS -- 32.7%
      17,000  American Express Company ...........................      953,360
      35,400  American International Group, Inc. .................    2,345,604
      47,000  Bank of America Corporation ........................    2,517,790
      47,000  Citigroup, Inc. ....................................    2,334,490
      23,000  Fannie Mae .........................................    1,285,930
      10,000  Freddie Mac ........................................      663,300
      50,000  JPMorgan Chase & Company ...........................    2,348,000
      17,065  Lincoln National Corporation .......................    1,059,395
      28,750  Realogy Corporation(a) .............................      652,050
      46,200  St. Paul Travelers Companies, Inc. (The) ...........    2,166,318
      43,000  Wachovia Corporation ...............................    2,399,400
                                                                   ------------
                                                                     18,725,637
                                                                   ------------
              HEALTH CARE -- 17.2%
      15,000  Bristol-Myers Squibb Company .......................      373,800
      32,000  HCA, Inc. ..........................................    1,596,480
      29,000  Johnson & Johnson ..................................    1,883,260
      43,000  Merck & Company, Inc.(b) ...........................    1,801,700
      62,000  Pfizer, Inc. .......................................    1,758,320
      47,000  Watson Pharmaceuticals, Inc.(a) ....................    1,229,990
      16,000  WellPoint, Inc.(a) .................................    1,232,800
                                                                   ------------
                                                                      9,876,350
                                                                   ------------

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES   COMMON STOCKS -- 99.4% (CONTINUED)                        VALUE
================================================================================
              INDUSTRIALS -- 9.4%
      12,000  Avery Dennison Corporation ......................... $    722,040
      11,500  Avis Budget Group, Inc. ............................      210,335
      10,300  FedEx Corporation ..................................    1,119,404
      51,000  General Electric Company ...........................    1,800,300
      55,000  Tyco International Limited .........................    1,539,450
                                                                   ------------
                                                                      5,391,529
                                                                   ------------
              INFORMATION TECHNOLOGY -- 16.0%
      25,000  Agilent Technologies, Inc.(a) ......................      817,250
      34,000  Cisco Systems, Inc.(a) .............................      782,000
      20,400  Computer Sciences Corporation(a) ...................    1,002,048
      50,000  Hewlett-Packard Company ............................    1,834,500
      24,800  International Business Machines Corporation ........    2,032,112
      60,000  Microsoft Corporation ..............................    1,639,800
      25,000  Sabre Holdings Corporation .........................      584,750
     156,000  Solectron Corporation(a) ...........................      508,560
                                                                   ------------
                                                                      9,201,020
                                                                   ------------
              TELECOMMUNICATION SERVICES -- 4.0%
      35,000  Sprint Nextel Corporation ..........................      600,250
      45,000  Verizon Communications, Inc. .......................    1,670,850
                                                                   ------------
                                                                      2,271,100
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $38,782,648).............. $ 56,967,282
                                                                   ------------

================================================================================
  PAR VALUE   SHORT-TERM CORPORATE NOTES -- 0.8%                        VALUE
================================================================================
 $   492,567  U.S. Bank N.A., Demand Note, 5.07%
               (Cost $492,567).................................... $    492,567
                                                                   ------------
              TOTAL INVESTMENTS AT VALUE -- 100.2%
               (Cost $39,275,215)................................. $ 57,459,849

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%).....    ( 125,996)
                                                                   ------------

              NET ASSETS -- 100.0%................................ $ 57,333,853
                                                                   ============

(a)  Non-income producing security.

(b)  Security covers a written call option.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

FBP VALUE FUND
SCHEDULE OF OPEN OPTION CONTRACTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
 OPTION                                                   VALUE OF     PREMIUMS
CONTRACTS  COVERED CALL OPTIONS                           OPTIONS      RECEIVED
================================================================================
           Best Buy Company, Inc.,
    100     01/20/2007 at $55 .......................... $  38,000    $  42,699
           General Motors Corporation,
    100     12/16/2006 at $30 ..........................    46,000       32,699
           Kohl's Corporation,
     40     04/21/2007 at $70 ..........................    15,600       21,879
           Merck & Company, Inc.,
     80     01/20/2007 at $40 ..........................    26,400       18,774
           Whirlpool Corporation,
     45     01/20/2007 at $90 ..........................    14,850       23,085
                                                         ---------    ---------
                                                         $ 140,850    $ 139,136
                                                         =========    =========


See accompanying notes to financial statements.

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
     SHARES   COMMON STOCKS -- 71.6%                                    VALUE
================================================================================
              CONSUMER DISCRETIONARY -- 7.5%
      15,000  Best Buy Company, Inc.(b) .......................... $    803,400
       5,300  Dillard's, Inc. ....................................      173,469
      20,000  Family Dollar Stores, Inc. .........................      584,800
       9,344  Federated Department Stores, Inc. ..................      403,754
       7,000  Gannett Company, Inc. ..............................      397,810
      22,000  General Motors Corporation (b) .....................      731,720
      10,000  Kohl's Corporation(a) (b) ..........................      649,200
       4,000  Whirlpool Corporation(b) ...........................      336,440
      28,500  Wyndham Worldwide Corporation(a) ...................      797,145
                                                                   ------------
                                                                      4,877,738
                                                                   ------------
              CONSUMER STAPLES -- 6.3%
      14,000  Altria Group, Inc. .................................    1,071,700
      27,000  CVS Corporation ....................................      867,240
       7,700  Kimberly-Clark Corporation .........................      503,272
      33,000  Wal-Mart Stores, Inc. ..............................    1,627,560
                                                                   ------------
                                                                      4,069,772
                                                                   ------------
              ENERGY -- 0.8%
       8,000  Royal Dutch Shell PLC - ADR ........................      528,800
                                                                   ------------
              FINANCIALS -- 23.0%
      18,000  American Express Company ...........................    1,009,440
      25,400  American International Group, Inc. .................    1,683,004
      40,000  Bank of America Corporation ........................    2,142,800
      36,000  Citigroup, Inc. ....................................    1,788,120
      17,000  Fannie Mae .........................................      950,470
       7,000  Freddie Mac ........................................      464,310
      45,000  JPMorgan Chase & Company ...........................    2,113,200
      11,676  Lincoln National Corporation .......................      724,846
      23,000  Realogy Corporation(a) .............................      521,640
      37,000  St. Paul Travelers Companies, Inc. (The) ...........    1,734,930
      32,800  Wachovia Corporation ...............................    1,830,240
                                                                   ------------
                                                                     14,963,000
                                                                   ------------
              HEALTH CARE -- 13.1%
      22,000  Bristol-Myers Squibb Company .......................      548,240
      27,500  HCA, Inc. ..........................................    1,371,975
      23,000  Johnson & Johnson ..................................    1,493,620
      37,000  Merck & Company, Inc.(b) ...........................    1,550,300
      48,000  Pfizer, Inc. .......................................    1,361,280
      36,000  Watson Pharmaceuticals, Inc.(a) ....................      942,120
      16,400  WellPoint, Inc.(a) .................................    1,263,620
                                                                   ------------
                                                                      8,531,155
                                                                   ------------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES   COMMON STOCKS --71.6% (CONTINUED)                         VALUE
================================================================================
              INDUSTRIALS -- 6.3%
       9,300  Avery Dennison Corporation ......................... $    559,581
       9,200  Avis Budget Group, Inc. ............................      168,268
       7,400  FedEx Corporation ..................................      804,232
      40,000  General Electric Company ...........................    1,412,000
      42,000  Tyco International Limited .........................    1,175,580
                                                                   ------------
                                                                      4,119,661
                                                                   ------------

              INFORMATION TECHNOLOGY -- 11.9%
      21,000  Agilent Technologies, Inc.(a) ......................      686,490
      23,000  Cisco Systems, Inc.(a) .............................      529,000
      20,000  Computer Sciences Corporation(a) ...................      982,400
      45,000  Hewlett-Packard Company ............................    1,651,050
      20,000  International Business Machines Corporation ........    1,638,800
      51,000  Microsoft Corporation ..............................    1,393,830
      20,000  Sabre Holdings Corporation .........................      467,800
     115,000  Solectron Corporation(a) ...........................      374,900
                                                                   ------------
                                                                      7,724,270
                                                                   ------------
              TELECOMMUNICATION SERVICES -- 2.7%
      27,000  Sprint Nextel Corporation ..........................      463,050
      35,000  Verizon Communications, Inc. .......................    1,299,550
                                                                   ------------
                                                                      1,762,600
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $28,876,211).............. $ 46,576,996
                                                                   ------------

================================================================================
 PAR VALUE    U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 8.4%            VALUE
================================================================================
              U.S. TREASURY NOTES -- 5.0%
 $   500,000   2.50%, due 10/31/2006 ............................. $    499,024
     500,000   3.50%, due 11/15/2006 .............................      499,141
     750,000   4.375%, due 05/15/2007 ............................      747,158
     750,000   3.875%, due 07/31/2007 ............................      743,379
     750,000   4.50%, due 11/15/2010 .............................      747,421
                                                                   ------------
                                                                      3,236,123
                                                                   ------------
              FEDERAL HOME LOAN BANK -- 2.6%
     500,000   4.28%, due 07/14/2008 .............................      493,862
     500,000   4.035%, due 03/09/2009 ............................      489,344
     750,000   5.25%, due 03/17/2010 .............................      748,687
                                                                   ------------
                                                                      1,731,893
                                                                   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.8%
     500,000   2.50%, due 04/19/2007 .............................      492,546
                                                                   ------------

              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $5,499,516).................................. $  5,460,562
                                                                   ------------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
  PAR VALUE   CORPORATE BONDS -- 15.3%                                  VALUE
================================================================================
              FINANCIALS -- 6.6%
              Bankers Trust New York Corporation,
 $   750,000   7.375%, due 05/01/2008 ............................ $    775,948
              Credit Suisse First Boston USA, Inc.,
     750,000   4.70%, due 06/01/2009 .............................      741,918
              John Deere Capital Corporation,
     500,000   3.375%, due 10/01/2007 ............................      489,982
              Merrill Lynch & Company, Inc.,
     500,000   3.00%, due 04/30/2007 .............................      493,452
              Northern Trust Company,
   1,000,000   7.10%, due 08/01/2009 .............................    1,046,244
              Student Loan Marketing Corporation,
     750,000   3.625%, due 03/17/2008 ............................      732,586
                                                                   ------------
                                                                      4,280,130
                                                                   ------------
              HEALTH CARE -- 0.7%
              UnitedHealth Group, Inc.,
     500,000   3.30%, due 01/30/2008 ..............................     485,858
                                                                   ------------
              INDUSTRIALS -- 4.6%
              Donnelley (R.R.) & Sons Company,
     750,000   3.75%, due 04/01/2009 ..............................     714,314
              Raychem Corporation,
   1,000,000   7.20%, due 10/15/2008 ..............................   1,033,872
              Ryder System, Inc.,
     750,000   5.00%, due 04/01/2011 ..............................     734,958
              Stanley Works (The),
     500,000   3.50%, due 11/01/2007 ..............................     490,240
                                                                   ------------
                                                                      2,973,384
                                                                   ------------
              UTILITIES -- 3.4%
              Dominion Resources, Inc.,
     750,000   4.125%, due 02/15/2008 ............................      738,038
              Ohio Power Company,
     750,000   5.30%, due 11/01/2010 .............................      748,094
              Public Service Electric & Gas Company,
     750,000   4.00%, due 11/01/2008 .............................      730,780
                                                                   ------------
                                                                      2,216,912
                                                                   ------------

              TOTAL CORPORATE BONDS (Cost $9,913,807) ............ $  9,956,284
                                                                   ------------

================================================================================
  PAR VALUE   SHORT-TERM CORPORATE NOTES -- 3.6%                        VALUE
================================================================================
 $    80,000  American Family Financial Services, Demand Note,
               4.94%.............................................. $     80,000
     110,081  Wisconsin Corporate Central Credit Union, Demand
               Note, 4.99%........................................      110,081
   2,178,917  U.S. Bank N.A., Demand Note, 5.07% .................    2,178,917
                                                                   ------------
              TOTAL SHORT-TERM CORPORATE NOTES (Cost $2,368,998).. $  2,368,998
                                                                   ------------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES   MONEY MARKET FUNDS -- 0.9%                                VALUE
================================================================================
     549,568  First American Treasury Obligations Fund - Class A
               (Cost $549,568).................................... $    549,568
                                                                   -------------
              TOTAL INVESTMENTS AT VALUE -- 99.8%
               (Cost $47,208,100)................................. $ 64,912,408

              OTHER ASSETS IN EXCESS OF LIABILITES -- 0.2%              117,338
                                                                   -------------

              NET ASSETS -- 100.0%................................ $ 65,029,746
                                                                   =============


(a)   Non-income producing security.

(b)   Security covers a written call option.

ADR - American Depositary Receipt

See accompanying notes to financial statements.



FBP BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
  OPTION                                                 VALUE OF      PREMIUMS
 CONTRACTS  COVERED CALL OPTIONS                          OPTIONS      RECEIVED
================================================================================
            Best Buy Company, Inc.,
       50    01/20/2007 at $55.......................... $  19,000    $  21,349
            General Motors Corporation,
       66    12/16/2006 at $30 .........................    30,360       21,581
            Kohl's Corporation,
       30    04/21/2007 at $70..........................    11,700       16,410
            Merck & Company, Inc.,
       60    01/20/2007 at $40..........................    19,800       14,081
            Whirlpool Corporation,
       40    01/20/2007 at $90..........................    13,200       20,520
                                                         ---------    ---------
                                                         $  94,060    $  93,941
                                                         =========    =========


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
                                                        FBP             FBP
                                                       VALUE          BALANCED
                                                        FUND            FUND
================================================================================
ASSETS
  Investments in securities:
    At acquisition cost............................ $ 39,275,215   $ 47,208,100
                                                    ============   ============
    At value (Note 1).............................. $ 57,459,849   $ 64,912,408
  Dividends and interest receivable ...............       63,311        289,412
  Receivable for capital shares sold ..............        6,239         32,576
  Other assets ....................................        8,737          6,150
                                                    ------------   ------------
    TOTAL ASSETS                                      57,538,136     65,240,546
                                                    ------------   ------------

LIABILITIES
  Distributions payable ...........................        6,390         42,006
  Payable for capital shares redeemed .............        4,400         15,365
  Accrued investment advisory fees (Note 3) .......       32,927         36,971
  Accrued administration fees (Note 3) ............        6,300          6,800
  Accrued compliance fees (Note 3) ................          800            800
  Other accrued expenses and liabilities ..........       12,616         14,798
  Covered call options, at value (Notes 1 and 4)
    (premiums received $139,136 and $93,941,
     respectively) ................................      140,850         94,060
                                                    ------------   ------------
    TOTAL LIABILITIES                                    204,283        210,800
                                                    ------------   ------------

NET ASSETS ........................................ $ 57,333,853   $ 65,029,746
                                                    ============   ============

Net assets consist of:
  Paid-in capital ................................. $ 36,345,796   $ 45,758,276
  Accumulated undistributed net investment income .       10,104         58,483
  Accumulated net realized gains from
   security transactions ..........................    2,795,033      1,508,798
  Net unrealized appreciation on investments ......   18,182,920     17,704,189
                                                    ------------   ------------
Net assets ........................................ $ 57,333,853   $ 65,029,746
                                                    ============   ============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par
  value)...........................................    2,040,298      3,395,345
                                                    ============   ============

Net asset value, offering price and redemption
  price per share (Note 1)......................... $      28.10   $      19.15
                                                    ============   ============


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
                                                         FBP             FBP
                                                        VALUE          BALANCED
                                                         FUND            FUND
================================================================================
INVESTMENT INCOME
  Interest ........................................ $     25,881   $    455,721
  Dividends .......................................      613,413        472,931
                                                    ------------   ------------
    TOTAL INVESTMENT INCOME .......................      639,294        928,652
                                                    ------------   ------------


EXPENSES
  Investment advisory fees (Note 3) ...............      202,564        220,540
  Administration fees (Note 3) ....................       38,591         40,925
  Professional fees ...............................        7,270          7,872
  Postage and supplies ............................        8,102          5,432
  Trustees' fees and expenses .....................        5,413          5,413
  Registration fees ...............................        6,404          3,788
  Custodian fees ..................................        6,140          5,025
  Compliance service fees (Note 3) ................        4,526          4,653
  Printing of shareholder reports .................        3,405          2,048
  Insurance expense ...............................        2,132          2,217
  Pricing costs ...................................          714          2,343
  Other expenses ..................................        7,129          8,543
                                                    ------------   ------------
    TOTAL EXPENSES ................................      292,390        308,799
                                                    ------------   ------------


NET INVESTMENT INCOME .............................      346,904        619,853
                                                    ------------   ------------

REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS
  Net realized gains on security transactions .....    2,635,053      1,420,863
  Net realized gains on option contracts written ..      159,646         99,614
  Net change in unrealized appreciation/
   depreciation on investments ....................      412,786      1,070,965
                                                    ------------   ------------

NET REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS ..................................    3,207,485      2,591,442
                                                    ------------   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS ................................. $  3,554,389   $  3,211,295
                                                    ============   ============


See accompanying notes to financial statements.


THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================
                                                       FBP                       FBP
                                                    VALUE FUND              BALANCED FUND
                                           -----------------------------------------------------
                                            SIX MONTHS                  SIX MONTHS
                                              ENDED         YEAR          ENDED         YEAR
                                           SEPTEMBER 30,    ENDED      SEPTEMBER 30,    ENDED
                                               2006        MARCH 31,      2006        MARCH 31,
                                            (UNAUDITED)     2006        (UNAUDITED)     2006
------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income.................... $   346,904   $   696,545   $   619,853   $ 1,065,036
 Net realized gains on:
   Security transactions..................   2,635,053     4,111,677     1,420,863     2,973,321
   Option contracts written...............     159,646        28,430        99,614        18,671
 Net change in unrealized appreciation/
   depreciation on investments............     412,786     1,875,071     1,070,965     1,102,573
                                           -----------   -----------   -----------   -----------
Net increase in net assets
 from operations..........................   3,554,389     6,711,723     3,211,295     5,159,601
                                           -----------   -----------   -----------   -----------

DISTRIBUTIONS TO
SHAREHOLDERS
 From net investment income...............   ( 345,236)    ( 699,731)    ( 636,095)  ( 1,054,135)
 From realized capital gains on
   security transactions..................          --   ( 3,930,094)           --   ( 2,978,247)
                                           -----------   -----------   -----------   -----------
Net decrease in net assets from
 distributions to shareholders............   ( 345,236)  ( 4,629,825)    ( 636,095)  ( 4,032,382)
                                           -----------   -----------   -----------   -----------

FROM CAPITAL
SHARE TRANSACTIONS
 Proceeds from shares sold................   3,466,994     5,846,188     1,143,327     3,742,137
 Net asset value of shares issued in
   reinvestment of distributions
   to shareholders........................     331,955     4,481,385       563,270     3,703,976
 Payments for shares redeemed............. ( 9,285,067)  (14,011,089)  ( 2,032,597)  ( 7,259,209)
                                           -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
 from capital share transactions.......... ( 5,486,118)  ( 3,683,516)    ( 326,000)      186,904
                                           -----------   -----------   -----------   -----------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS............................ ( 2,276,965)  ( 1,601,618)    2,249,200     1,314,123

NET ASSETS
 Beginning of period......................  59,610,818    61,212,436    62,780,546    61,466,423
                                           -----------   -----------   -----------   -----------
 End of period............................ $57,333,853   $59,610,818   $65,029,746   $62,780,546
                                           ===========   ===========   ===========   ===========

ACCUMULATED UNDISTRIBUTED
 NET INVESTMENT INCOME.................... $    10,104   $     8,436   $    58,483   $    62,655
                                           ===========   ===========   ===========   ===========

CAPITAL SHARE ACTIVITY
 Sold.....................................     131,975       220,216        62,050       202,061
 Reinvested...............................      12,240       170,458        30,165       202,709
 Redeemed.................................   ( 345,312)    ( 528,043)    ( 109,826)    ( 395,037)
                                           -----------   -----------   -----------   -----------
 Net increase (decrease) in
   shares outstanding.....................   ( 201,097)    ( 137,369)      (17,611)        9,733
 Shares outstanding at beginning
   of period..............................   2,241,395     2,378,764     3,412,956     3,403,223
                                           -----------   -----------   -----------   -----------
Shares outstanding at end of period.......   2,040,298     2,241,395     3,395,345     3,412,956
                                           ===========   ===========   ===========   ===========

See accompanying notes to financial statements.


FBP VALUE FUND
FINANCIAL HIGHLIGHTS
===============================================================================================================
                       SELECTED  PER SHARE  DATA AND  RATIOS FOR A SHARE  OUTSTANDING  THROUGHOUT  EACH PERIOD
===============================================================================================================
                                             SIX MONTHS
                                                ENDED                  YEARS ENDED MARCH 31,
                                           SEPT. 30, 2006  ----------------------------------------------------
                                             (UNAUDITED)     2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period....   $  26.60      $  25.73   $  24.86   $  17.12   $  23.59   $  21.78
                                             --------      --------   --------   --------   --------   --------

Income (loss) from investment operations:
  Net investment income...................       0.17          0.32       0.29       0.22       0.20       0.18
  Net realized and unrealized gains
    (losses) on investments...............       1.50          2.70       0.86       7.74     ( 6.47)      1.81
                                             --------      --------   --------   --------   --------   --------
Total from investment operations..........       1.67          3.02       1.15       7.96     ( 6.27)      1.99
                                             --------      --------   --------   --------   --------   --------

Less distributions:
  Dividends from net investment income....     ( 0.17)       ( 0.32)    ( 0.28)    ( 0.22)    ( 0.20)    ( 0.18)
  Distributions from net realized gains...         --        ( 1.83)        --         --         --         --
                                             --------      --------   --------   --------   --------   --------
Total distributions.......................     ( 0.17)       ( 2.15)    ( 0.28)    ( 0.22)      0.20)    ( 0.18)
                                             --------      --------   --------   --------   --------   --------

Net asset value at end of period..........   $  28.10      $  26.60   $  25.73   $  24.86   $  17.12   $  23.59
                                             ========      ========   ========   ========   ========   ========

Total return(a)...........................     6.28%(b)       12.03%      4.65%     46.60%   ( 26.61%)     9.19%
                                             ========      ========   ========   ========   ========   ========

Net assets at end of period (000's).......   $ 57,334      $ 59,611   $ 61,212   $ 50,400   $ 48,552   $ 62,657
                                             ========      ========   ========   ========   ========   ========

Ratio of expenses to average net assets...     1.01%(c)        1.01%      1.00%      1.02%      1.00%      0.97%

Ratio of net investment income to
  average net assets......................     1.20%(c)        1.17%      1.17%      0.94%      1.06%      0.80%

Portfolio turnover rate...................       15%(c)          15%        15%        19%        12%        15%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.


FBP BALANCED FUND
FINANCIAL HIGHLIGHTS
===============================================================================================================
SELECTED  PER SHARE  DATA AND  RATIOS FOR A SHARE  OUTSTANDING  THROUGHOUT  EACH PERIOD
===============================================================================================================
                                             SIX MONTHS
                                                ENDED                  YEARS ENDED MARCH 31,
                                           SEPT. 30, 2006  ----------------------------------------------------
                                             (UNAUDITED)     2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period....   $  18.39      $  18.06   $  18.40   $  14.46   $  17.68   $  17.26
                                             --------      --------   --------   --------   --------   --------

Income (loss) from investment operations:
  Net investment income...................       0.18          0.33       0.29       0.29       0.36       0.39
  Net realized and unrealized gains
    (losses) on investments...............       0.77          1.22       0.28       4.49     ( 3.21)      0.92
                                             --------      --------   --------   --------   --------   --------
Total from investment operations..........       0.95          1.55       0.57       4.78     ( 2.85)      1.31
                                             --------      --------   --------   --------   --------   --------

Less distributions:
  Dividends from net investment income ...     ( 0.19)       ( 0.32)    ( 0.30)    ( 0.31)    ( 0.37)    ( 0.39)
  Distributions from net realized gains...         --        ( 0.90)    ( 0.61)    ( 0.53)        --     ( 0.50)
                                             --------      --------   --------   --------   --------   --------
Total distributions.......................     ( 0.19)       ( 1.22)    ( 0.91)    ( 0.84)    ( 0.37)    ( 0.89)
                                             --------      --------   --------   --------   --------   --------

Net asset value at end of period..........   $  19.15      $  18.39   $  18.06   $  18.40   $  14.46   $  17.68
                                             ========      ========   ========   ========   ========   ========

Total return(a)...........................     5.18%(b)        8.81%      3.20%     33.19%   ( 16.16%)     7.73%
                                             ========      ========   ========   ========   ========   ========

Net assets at end of period (000's).......   $ 65,030      $ 62,781   $ 61,466   $ 58,290   $ 44,333   $ 52,809
                                             ========      ========   ========   ========   ========   ========

Ratio of expenses to average net assets...     0.98%(c)        0.99%      0.96%      0.98%      1.00%      0.98%

Ratio of net investment income to
  average net assets......................     1.97%(c)        1.75%      1.62%      1.68%      2.31%    2.20%(d)

Portfolio turnover rate...................       12%(c)          24%        17%        21%        21%        20%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized.

(c)  Annualized.

(d) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities as adjustments to interest income. Had the Fund not adopted these new provisions, the ratio of net investment income to average net assets would have been 2.17% at March 31, 2002.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund and the FBP Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributions paid during the periods ended September 30, 2006 and March 31, 2006 are as follows:
--------------------------------------------------------------------------------
                              Period    Ordinary     Long-Term        Total
                              Ended      Income     Capital Gains  Distributions
--------------------------------------------------------------------------------
FBP Value Fund.............. 9/30/06  $   345,236   $       --      $   345,236
                             3/31/06  $   840,818   $ 3,789,007     $ 4,629,825
--------------------------------------------------------------------------------
FBP Balanced Fund........... 9/30/06  $   636,095   $       --      $   636,095
                             3/31/06  $ 1,095,937   $ 2,936,445     $ 4,032,382
--------------------------------------------------------------------------------
Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2006:
--------------------------------------------------------------------------------
                                                        FBP           FBP
                                                     VALUE FUND   BALANCED FUND

Cost of portfolio investments and written options. $  39,136,079  $  47,061,472
                                                   =============  =============
Gross unrealized appreciation .................... $  18,783,956  $  18,161,115
Gross unrealized depreciation ....................     ( 601,036)     ( 404,239)
                                                   -------------  -------------
Net unrealized appreciation ......................    18,182,920     17,756,876
Undistributed ordinary income ....................       120,678        105,551
Undistributed long-term gains ....................     2,690,849      1,451,049
Other temporary differences ......................       ( 6,390)      ( 42,006)
                                                   -------------  -------------
Total distributable earnings ..................... $  20,988,057  $  19,271,470
                                                   =============  =============
--------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

For the six months ended September 30, 2006, the FBP Balanced Fund reclassified $12,070 of undistributed net investment income against accumulated net realized gains from security transactions on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations. Such reclassification has no effect on the Fund's net assets or net asset value per share.

2.  INVESTMENT TRANSACTIONS

During the six months ended September 30, 2006, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $4,196,026 and $9,795,406 respectively, for the FBP Value Fund and $3,757,720 and $4,186,220 respectively, for the FBP Balanced Fund.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

Until August 2006, the Adviser was reimbursed for the estimated costs of providing a Chief Compliance Officer (CCO) for the Funds. The Adviser received aggregate fees of $6,000 for providing CCO services during the period ended September 30, 2006.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million. During the period ended September 30, 2006, the Funds paid aggregate fees of $3,179 to Ultimus for compliance consulting services.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the six months ended September 30, 2006 is as follows:

--------------------------------------------------------------------------------------------
                                                        FBP                   FBP
                                                    VALUE FUND            BALANCED FUND
                                             -----------------------------------------------
                                               OPTION       OPTION       OPTION     OPTION
                                              CONTRACTS    PREMIUMS     CONTRACTS  PREMIUMS
--------------------------------------------------------------------------------------------
Options outstanding at beginning of period..      305     $ 191,981        190    $ 120,405
Options written ............................      425       157,556        291      107,755
Options exercised ..........................     ( 60)     ( 41,219)      ( 40)    ( 27,479)
Options expired ............................    ( 165)     ( 96,559)      ( 90)    ( 52,568)
Options cancelled in a closing
 purchase transaction ......................    ( 140)     ( 72,623)     ( 105)    ( 54,172)
                                              -------     ---------    -------    ---------
Options outstanding at end of period .......      365     $ 139,136        246    $  93,941
                                              =======     =========    =======    =========
--------------------------------------------------------------------------------------------

5.  CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. ACCOUNTING  PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND
--------------------------------------------------------------------------------
                                    Beginning        Ending
                                   Account Value  Account Value   Expenses Paid
                                   April 1, 2006  Sept. 30, 2006  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00       $1,062.80         $5.22
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
     (before expenses)              $1,000.00       $1,020.00         $5.11
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Value Fund's annualized expense ratio of 1.01% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

FBP BALANCED FUND
--------------------------------------------------------------------------------
                                    Beginning        Ending
                                   Account Value  Account Value   Expenses Paid
                                   April 1, 2006  Sept. 30, 2006  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00        $1,051.80         $5.04
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
     (before expenses)             $1,000.00        $1,020.16         $4.96
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of .98% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE FLIPPIN, BRUCE & PORTER FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================
The Trust files a complete listing of portfolio holdings for the Funds with the Securities and Exchange Commission (the SEC) as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

                      This page intentionally left blank.

--------------------------------------------------------------------------------

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS
                            -----------------------


INVESTMENT ADVISER
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg,  Virginia 24505
TOLL-FREE 1-800-327-9375
WWW.FBPINC.COM

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
TOLL-FREE 1-866-738-1127

CUSTODIAN
US Bank
425 Walnut Street
Cincinnati, Ohio  45202

INDEPENDENT  REGISTERED
PUBLIC  ACCOUNTING  FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL  COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John T. Bruce, President
  and Portfolio Manager
John M. Flippin, Vice President
R. Gregory Porter, III,
  Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III


--------------------------------------------------------------------------------

================================================================================


                                      THE
                               GOVERNMENT STREET
                                     FUNDS


                              NO-LOAD MUTUAL FUNDS



                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2006
                                  (Unaudited)


================================================================================



                          T. LEAVELL & ASSOCIATES, INC.
                        ==================================
                        I N V E S T M E N T  A D V I S E R
                        ==================================
                                  FOUNDED 1979




================================================================================

                       THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                        THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND

================================================================================

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO  INFORMATION
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX

                               [GRAPHIC OMITTED]

                                               (% OF NET ASSETS)

                                               THE
                                       GOVERNMENT STREET      S&P 500
                                           EQUITY FUND         INDEX
                                     -------------------------------------
Consumer Discretionary                        7.3%             10.1%
Consumer Staples                              7.4%              9.6%
Energy                                       13.3%              9.4%
Financials                                   18.6%             22.2%
Health Care                                  14.8%             12.7%
Industrials                                  12.4%             10.9%
Information Technology                        9.7%             15.3%
Materials                                     4.3%              2.9%
Telecommunication Services                    0.2%              3.5%
Utilities                                     2.5%              3.4%
Exchange-Traded Funds                         7.1%              0.0%
Cash Equivalents                              2.4%              0.0%



TOP TEN HOLDINGS

     SECURITY DESCRIPTION                                 % OF NET ASSETS
     ----------------------------------------------------------------------
     Bank of America Corporation                               3.8%
     Rydex S&P Equal Weight ETF                                3.4%
     UnitedHealth Group, Inc.                                  3.2%
     iShares MSCI EAFE Index Fund                              3.1%
     Altria Group, Inc.                                        2.9%
     U.S. Bancorp                                              2.6%
     ConocoPhillips                                            2.6%
     WellPoint, Inc.                                           2.5%
     American Express Company                                  2.4%
     Duke Energy Corporation                                   2.3%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P MIDCAP 400 INDEX

                               [GRAPHIC OMITTED]

                                               (% OF NET ASSETS)

                                               THE
                                       GOVERNMENT STREET     S&P MIDCAP
                                          MID-CAP FUND       400 INDEX
                                     -------------------------------------
Consumer Discretionary                        5.9%             15.0%
Consumer Staples                              4.1%              2.0%
Energy                                       10.1%              8.1%
Financials                                   17.0%             18.5%
Health Care                                  14.5%             10.9%
Industrials                                  14.7%             15.5%
Information Technology                       14.4%             15.9%
Materials                                     6.3%              5.1%
Telecommunication Services                    0.9%              0.5%
Utilities                                     6.0%              8.4%
Cash Equivalents                              6.1%              0.0%



TOP TEN HOLDINGS

     SECURITY DESCRIPTION                                 % OF NET ASSETS
     ----------------------------------------------------------------------
     Valero Energy Corporation                                 1.9%
     Covance, Inc.                                             1.8%
     Gilead Sciences, Inc.                                     1.7%
     SanDisk Corporation                                       1.3%
     Coventry Health Care, Inc.                                1.3%
     AmerUs Group Company                                      1.3%
     Berkley (W.R.) Corporation                                1.1%
     Equitable Resources, Inc.                                 1.1%
     Cullen/Frost Bankers, Inc.                                1.0%
     FMC Technologies, Inc.                                    1.0%

THE GOVERNMENT STREET BOND FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION VS. THE LEHMAN INTERMEDIATE
GOVERNMENT/CREDIT BOND INDEX

                               [GRAPHIC OMITTED]

                                           (% OF NET ASSETS)
                                    THE
                             GOVERNMENT STREET   LEHMAN GOVERNMENT/CORPORATE
                                  BOND FUND        INTERMEDIATE BOND INDEX
                             -----------------------------------------------
U.S. Treasury Obligations           0.3%                    41.1%
U.S. Agency Obligations            37.2%                    21.7%
Coporate Bonds                     34.1%                    37.2%
Mortgage-Backed Securities         24.9%                     0.0%
Cash Equivalents                    3.5%                     0.0%


          DISTRIBUTION BY MATURITY
-----------------------------------------------
   MATURITY                       % HOLDINGS
   --------                       ----------
   Under 1 year                      13.1%
   1-3 Years                         23.6%
   3-5 Years                         32.0%
   5-7 Years                         27.9%
   7-10 Years                         3.4%


            DISTRIBUTION BY RATING
-----------------------------------------------
   RATING                         % HOLDINGS
   ------                         ----------
   Aaa                               64.6%
   AA                                 0.0%
   A                                 32.0%
   BBB                                3.4%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF HOLDINGS)

[GRAPHIC OMITTED]

Revenue Bonds                        26.4%
General Obligation Bonds             49.6%
Pre-Refunded & Escrowed Bonds        14.7%
Cash Equivalents                      9.3%


            DISTRIBUTION BY RATING
-----------------------------------------------
   RATING                         % HOLDINGS
   ------                         ----------
   AAA                               64.8%
   AA                                34.2%
   A                                  1.0%

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006 (UNAUDITED)
============================================================================================================
                                               GOVERNMENT      GOVERNMENT      GOVERNMENT       ALABAMA
                                                 STREET          STREET          STREET         TAX FREE
                                                 EQUITY         MID-CAP           BOND            BOND
                                                  FUND            FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At acquisition cost .....................   $ 48,524,432    $ 25,602,364    $ 31,001,584    $ 24,968,928
                                              ============    ============    ============    ============
  At value (Note 1) .......................   $ 87,927,707    $ 32,038,932    $ 30,584,496    $ 25,409,503
Cash ......................................          2,727              --              --              --
Dividends and interest receivable .........         93,329          19,674         346,513         289,607
Receivable for investment securities sold .             --          76,867              --              --
Receivable for capital shares sold ........            894             745             235              --
Other assets ..............................         13,768           8,744           8,724           7,032
                                              ------------    ------------    ------------    ------------
  TOTAL ASSETS ............................     88,038,425      32,144,962      30,939,968      25,706,142
                                              ------------    ------------    ------------    ------------

LIABILITIES
Distributions payable .....................          6,214              --           7,393          23,524
Payable for investment securities purchased             --         314,224              --              --
Payable for capital shares redeemed .......         76,326              --         124,247           4,600
Accrued investment advisory fees (Note 3) .         43,218          19,504          11,339           6,435
Accrued administration fees (Note 3) ......          8,700           4,000           1,900           3,100
Accrued compliance fees (Note 3) ..........            750             550             550             500
Other accrued expenses ....................          5,648           5,094           3,325           3,680
                                              ------------    ------------    ------------    ------------
  TOTAL LIABILITIES .......................        140,856         343,372         148,754          41,839
                                              ------------    ------------    ------------    ------------

NET ASSETS ................................   $ 87,897,569    $ 31,801,590    $ 30,791,214    $ 25,664,303
                                              ============    ============    ============    ============

Net assets consist of:
Paid-in capital ...........................   $ 42,630,699    $ 24,593,725    $ 34,223,149    $ 25,287,906
Accumulated undistributed (overdistributed)
  net investment income ...................          8,411         102,896        (209,297)         11,704
Accumulated net realized gains (losses)
  from security transactions ..............      5,855,184         668,401      (2,805,550)        (75,882)
Net unrealized appreciation (depreciation)
  on investments ..........................     39,403,275       6,436,568        (417,088)        440,575
                                              ------------    ------------    ------------    ------------

Net assets ................................   $ 87,897,569    $ 31,801,590    $ 30,791,214    $ 25,664,303
                                              ============    ============    ============    ============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) ...........................      1,792,993       2,529,080       1,557,165       2,461,463
                                              ============    ============    ============    ============


Net asset value, offering price and
  redemption price per share (Note 1) .....   $      49.02    $      12.57    $      19.77    $      10.43
                                              ============    ============    ============    ============


See accompanying notes to financial statements.




                                                                                                            5

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)
============================================================================================================
                                               GOVERNMENT      GOVERNMENT      GOVERNMENT       ALABAMA
                                                 STREET          STREET          STREET         TAX FREE
                                                 EQUITY         MID-CAP           BOND            BOND
                                                  FUND            FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest ................................   $     29,005    $     23,451    $    733,181    $    482,354
  Dividends ...............................        763,084         172,222              23          38,808
                                              ------------    ------------    ------------    ------------
    TOTAL INVESTMENT INCOME ...............        792,089         195,673         733,204         521,162
                                              ------------    ------------    ------------    ------------

EXPENSES
  Investment advisory fees (Note 3) .......        282,351         126,001          79,572          44,686
  Administration fees (Note 3) ............         56,441          24,616          11,886          19,079
  Professional fees .......................          7,871           6,720           7,271           6,171
  Trustees' fees and expenses .............          5,413           5,413           5,413           5,413
  Custodian fees ..........................         10,445           4,309           4,176           2,457
  Compliance fees (Note 3) ................          4,749           2,258           2,615           1,905
  Postage and supplies ....................          4,027           2,256           2,821           2,104
  Pricing costs ...........................          1,224           2,454           2,684           4,094
  Printing of shareholder reports .........          3,681           1,654           1,652           1,397
  Registration fees .......................          2,625           2,136           1,819           1,459
  Insurance expense .......................          3,574           1,477           1,440           1,104
  Account maintenance fees ................          3,085           2,830             885             490
  Other expenses ..........................          3,465           2,678           1,932           1,932
                                              ------------    ------------    ------------    ------------
    TOTAL EXPENSES ........................        388,951         184,802         124,166          92,291
  Fees waived by the Adviser (Note 3) .....             --              --         (11,175)         (9,303)
                                              ------------    ------------    ------------    ------------
    NET EXPENSES ..........................        388,951         184,802         112,991          82,988
                                              ------------    ------------    ------------    ------------

NET INVESTMENT INCOME .....................        403,138          10,871         620,213         438,174
                                              ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from
    security transactions .................      5,853,568         659,054        (277,960)         13,785
  Net change in unrealized appreciation/
    depreciation on investments ...........     (7,366,860)     (2,836,854)        569,808          61,143
                                              ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS ...........     (1,513,292)     (2,177,800)        291,848          74,928
                                              ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS ..............   $ (1,110,154)   $ (2,166,929)   $    912,061    $    513,102
                                              ============    ============    ============    ============

See accompanying notes to financial statements.




6

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
============================================================================================================
                                                   GOVERNMENT STREET               GOVERNMENT STREET
                                                      EQUITY FUND                    MID-CAP FUND
                                              --------------------------------------------------------------
                                               SIX MONTHS                      SIX MONTHS
                                                 ENDED            YEAR           ENDED            YEAR
                                              SEPTEMBER 30,      ENDED        SEPTEMBER 30,      ENDED
                                                 2006           MARCH 31,        2006           MARCH 31,
                                               (UNAUDITED)        2006         (UNAUDITED)        2006
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $    403,138    $  1,280,429    $     10,871    $    145,958
  Net realized gains from
    security transactions .................      5,853,568       7,070,087         659,054       1,116,759
  Net change in unrealized appreciation/
    depreciation on investments ...........     (7,366,860)      7,628,352      (2,836,854)      6,448,351
                                              ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  from operations .........................     (1,110,154)     15,978,868      (2,166,929)      7,711,068
                                              ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..............       (398,295)     (1,289,147)             --         (64,987)
  From realized capital gains
    on security transactions ..............     (5,412,040)             --        (893,423)             --
                                              ------------    ------------    ------------    ------------
Net decrease in net assets from
  distributions to shareholders ...........     (5,810,335)     (1,289,147)       (893,423)        (64,987)
                                              ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............      2,829,394       7,008,051       2,011,619      10,696,669
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................      5,645,640       1,259,283         891,793          62,706
  Payments for shares redeemed ............    (20,899,824)    (48,635,746)     (5,660,220)    (12,812,121)
                                              ------------    ------------    ------------    ------------
Net decrease in net assets from
  capital share transactions ..............    (12,424,790)    (40,368,412)     (2,756,808)     (2,052,746)
                                              ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........................    (19,345,279)    (25,678,691)     (5,817,160)      5,593,335

NET ASSETS
  Beginning of period .....................    107,242,848     132,921,539      37,618,750      32,025,415
                                              ------------    ------------    ------------    ------------
  End of period ...........................   $ 87,897,569    $107,242,848    $ 31,801,590    $ 37,618,750
                                              ============    ============    ============    ============

ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME .......................   $      8,411    $      3,568    $    102,896    $     92,025
                                              ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
  Sold ....................................         58,615         142,558         154,523         869,617
  Reinvested ..............................        113,927          25,262          67,356           4,914
  Redeemed ................................       (425,434)       (943,681)       (437,258)       (963,680)
                                              ------------    ------------    ------------    ------------
  Net decrease in shares outstanding ......       (252,892)       (775,861)       (215,379)        (89,149)
  Shares outstanding, beginning of period .      2,045,885       2,821,746       2,744,459       2,833,608
                                              ------------    ------------    ------------    ------------
  Shares outstanding, end of period .......      1,792,993       2,045,885       2,529,080       2,744,459
                                              ============    ============    ============    ============


See accompanying notes to financial statements.




                                                                                                            7

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
============================================================================================================
                                                   GOVERNMENT STREET                ALABAMA TAX FREE
                                                       BOND FUND                       BOND FUND
                                              --------------------------------------------------------------
                                               SIX MONTHS                      SIX MONTHS
                                                 ENDED            YEAR           ENDED            YEAR
                                              SEPTEMBER 30,      ENDED        SEPTEMBER 30,      ENDED
                                                 2006           MARCH 31,        2006           MARCH 31,
                                               (UNAUDITED)        2006         (UNAUDITED)        2006
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $    620,213    $  2,189,049    $    438,174    $  1,041,473
  Net realized gains (losses) from
    security transactions .................       (277,960)         88,201          13,785          (1,406)
  Net change in unrealized appreciation/
    depreciation on investments ...........      1,059,212      (1,219,754)         61,143        (443,003)
                                              ------------    ------------    ------------    ------------
Net increase in net assets
  from operations .........................        912,061       1,057,496         513,102         597,064
                                              ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDER
  From and/or in excess of net
    investment income .....................       (746,681)     (2,795,083)       (436,270)     (1,031,750)
                                              ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............        774,678       6,594,193       1,014,605       2,730,197
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................        696,161       2,668,658         282,462         748,246
  Payments for shares redeemed ............     (7,079,687)    (31,209,270)     (1,891,387)    (11,386,673)
                                              ------------    ------------    ------------    ------------
Net decrease in net assets from
  capital share transactions ..............     (5,608,848)    (21,946,419)       (594,320)     (7,908,230)
                                              ------------    ------------    ------------    ------------

TOTAL DECREASE IN NET ASSETS ..............     (5,443,468)    (23,684,006)       (517,488)     (8,342,916)

NET ASSETS
  Beginning of period .....................     36,234,682      59,918,688      26,181,791      34,524,707
                                              ------------    ------------    ------------    ------------
  End of period ...........................   $ 30,791,214    $ 36,234,682    $ 25,664,303    $ 26,181,791
                                              ============    ============    ============    ============

ACCUMULATED UNDISTRIBUTED
  (OVERDISTRIBUTED) NET
  INVESTMENT INCOME .......................   $   (209,297)   $   (703,627)   $     11,704    $     10,659
                                              ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
  Sold ....................................         39,462         326,991          97,767         259,561
  Reinvested ..............................         35,447         133,172          27,190          71,117
  Redeemed ................................       (360,283)     (1,570,726)       (182,142)     (1,085,020)
                                              ------------    ------------    ------------    ------------
  Net decrease in shares outstanding ......       (285,374)     (1,110,563)        (57,185)       (754,342)
  Shares outstanding, beginning of period .      1,842,539       2,953,102       2,518,648       3,272,990
                                              ------------    ------------    ------------    ------------
  Shares outstanding, end of period .......      1,557,165       1,842,539       2,461,463       2,518,648
                                              ============    ============    ============    ============


See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
=================================================================================================================================
                                                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED
                                            SEPTEMBER 30,                           YEARS ENDED MARCH 31,
                                               2006         ---------------------------------------------------------------------
                                             (UNAUDITED)        2006          2005          2004          2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $     52.42     $     47.11   $     46.10   $     34.13   $     45.55   $     45.14
                                            -----------     -----------   -----------   -----------   -----------   -----------

Income (loss) from investment operations:
  Net investment income .................          0.22            0.50          0.50          0.32          0.28          0.21
  Net realized and unrealized
    gains (losses) on investments .......         (0.73)           5.31          1.01         11.97        (11.42)         0.41
                                            -----------     -----------   -----------   -----------   -----------   -----------
Total from investment operations ........         (0.51)           5.81          1.51         12.29        (11.14)         0.62
                                            -----------     -----------   -----------   -----------   -----------   -----------

Less distributions:
  Dividends from net investment income ..         (0.22)          (0.50)        (0.50)        (0.32)        (0.28)        (0.21)
  Distributions from net realized gains .         (2.67)             --            --            --            --            --
                                            -----------     -----------   -----------   -----------   -----------   -----------
Total distributions .....................         (2.89)          (0.50)        (0.50)        (0.32)        (0.28)        (0.21)
                                            -----------     -----------   -----------   -----------   -----------   -----------

Net asset value at end of period ........   $     49.02     $     52.42   $     47.11   $     46.10   $     34.13   $     45.55
                                            ===========     ===========   ===========   ===========   ===========   ===========

Total return(a) .........................        (1.02%)(b)      12.39%         3.27%        36.09%       (24.47%)        1.38%
                                            ===========     ===========   ===========   ===========   ===========   ===========

Net assets at end of period (000's) .....   $    87,898     $   107,243   $   132,922   $   129,719   $    87,837   $   105,701
                                            ===========     ===========   ===========   ===========   ===========   ===========

Ratio of expenses to average net assets .         0.83%(c)        0.78%         0.76%         0.79%         0.81%         0.80%

Ratio of net investment income
  to average net assets .................         0.86%(c)        0.95%         1.08%         0.77%         0.76%         0.47%

Portfolio turnover rate .................           18%(c)          17%           13%           15%           12%           17%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================
                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED           YEAR           YEAR           PERIOD
                                            SEPTEMBER 30,     ENDED          ENDED           ENDED
                                              2006           MARCH 31,      MARCH 31,       MARCH 31,
                                            (UNAUDITED)        2006           2005           2004(a)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $     13.71     $     11.30    $     10.33     $     10.00
                                            -----------     -----------    -----------     -----------

Income (loss) from investment operations:
  Net investment income .................          0.01            0.05           0.01            0.01
  Net realized and unrealized
    gains (losses) on investments .......         (0.82)           2.38           0.97            0.68
                                            -----------     -----------    -----------     -----------
Total from investment operations ........         (0.81)           2.43           0.98            0.69
                                            -----------     -----------    -----------     -----------

Less distributions:
  Dividends from net investment income ..            --           (0.02)         (0.01)          (0.01)
  Distributions from net realized gains .         (0.33)             --          (0.00)(b)       (0.35)
                                            -----------     -----------    -----------     -----------
Total distributions .....................         (0.33)          (0.02)         (0.01)          (0.36)
                                            -----------     -----------    -----------     -----------

Net asset value at end of period ........   $     12.57     $     13.71    $     11.30     $     10.33
                                            ===========     ===========    ===========     ===========

Total return(c) .........................        (6.04%)(d)      21.51%          9.47%           6.83%(d)
                                            ===========     ===========    ===========     ===========

Net assets at end of period (000's) .....   $    31,802     $    37,619    $    32,025     $    19,227
                                            ===========     ===========    ===========     ===========

Ratio of net expenses to
  average net assets(e) .................         1.10%(f)        1.10%          1.10%           1.09%(f)

Ratio of net investment income
  to average net assets .................         0.06%(f)        0.37%          0.14%           0.11%(f)

Portfolio turnover rate .................            5%(f)          28%             6%            177%(f)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)  Amount  rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.11%, 1.23% and 1.71%(f) for the periods ended March 31, 2006, 2005 and 2004, respectively (Note 3).

(f)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED
                                            SEPTEMBER 30,                           YEARS ENDED MARCH 31,
                                               2006         ----------------------------------------------------------------------
                                             (UNAUDITED)       2006           2005          2004          2003         2002(a)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $     19.67     $     20.29    $     21.24   $     21.55   $     20.75   $     20.90
                                            -----------     -----------    -----------   -----------   -----------   -----------

Income (loss) from investment operations:
  Net investment income .................          0.32            0.77(b)        0.71          0.81          0.99          1.07
  Net realized and unrealized
    gains (losses) on investments .......          0.25           (0.41)         (0.71)        (0.11)         0.92         (0.06)
                                            -----------     -----------    -----------   -----------   -----------   -----------
Total from investment operations ........          0.57            0.36           0.00          0.70          1.91          1.01
                                            -----------     -----------    -----------   -----------   -----------   -----------

Dividends from and/or in excess of
  net investment income .................         (0.47)          (0.98)         (0.95)        (1.01)        (1.11)        (1.16)
                                            -----------     -----------    -----------   -----------   -----------   -----------

Net asset value at end of period ........   $     19.77     $     19.67    $     20.29   $     21.24   $     21.55   $     20.75
                                            ===========     ===========    ===========   ===========   ===========   ===========

Total return(c) .........................         2.94%(d)        1.80%          0.04%         3.34%         9.36%         4.88%
                                            ===========     ===========    ===========   ===========   ===========   ===========

Net assets at end of period (000's) .....   $    30,791     $    36,235    $    59,919   $    64,005   $    58,665   $    53,688
                                            ===========     ===========    ===========   ===========   ===========   ===========

Ratio of net expenses
  to average net assets(e) ..............         0.71%(f)        0.71%          0.71%         0.70%         0.71%         0.70%

Ratio of net investment income
  to average net assets .................         3.90%(f)        3.75%          3.44%         3.65%         4.62%         5.06%

Portfolio turnover rate .................           34%(f)          32%            28%           33%           39%           18%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%.

(b)  Calculated using weighted average shares outstanding during the year.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.78%(f) for the six months ended September 30, 2006 and 0.74% for the year ended March 31, 2006 (Note 3).

(f)  Annualized.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED
                                            SEPTEMBER 30,                           YEARS ENDED MARCH 31,
                                               2006         ----------------------------------------------------------------------
                                             (UNAUDITED)       2006           2005          2004          2003         2002(a)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $     10.40     $     10.55    $     10.90   $     10.89   $     10.40   $     10.55
                                            -----------     -----------    -----------   -----------   -----------   -----------

Income (loss) from investment operations:
  Net investment income .................          0.18            0.34           0.35          0.35          0.40          0.42
  Net realized and unrealized
    gains (losses) on investments .......          0.03           (0.15)         (0.36)         0.01          0.49         (0.15)
                                            -----------     -----------    -----------   -----------   -----------   -----------
Total from investment operations ........          0.21            0.19          (0.01)         0.36          0.89          0.27
                                            -----------     -----------    -----------   -----------   -----------   -----------

Dividends from net investment income ....         (0.18)          (0.34)         (0.34)        (0.35)        (0.40)        (0.42)
                                            -----------     -----------    -----------   -----------   -----------   -----------

Net asset value at end of period ........   $     10.43     $     10.40    $     10.55   $     10.90   $     10.89   $     10.40
                                            ===========     ===========    ===========   ===========   ===========   ===========

Total return(b) .........................         2.02%(c)        1.80%         (0.06%)        3.40%         8.67%         2.61%
                                            ===========     ===========    ===========   ===========   ===========   ===========

Net assets at end of period (000's) .....   $    25,664     $    26,182    $    34,525   $    38,702   $    34,729   $    31,603
                                            ===========     ===========    ===========   ===========   ===========   ===========

Ratio of net expenses to
  average net assets(d) .................         0.65%(e)        0.65%          0.65%         0.65%         0.65%         0.65%

Ratio of net investment income
  to average net assets .................         3.42%(e)        3.25%          3.21%         3.26%         3.74%         4.02%

Portfolio turnover rate .................           12%(e)           5%             4%           10%            9%           10%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.72%(e) for the six months ended September 30, 2006 and 0.73%, 0.69%, 0.68%, 0.69%, and
     0.71% for the years ended  March 31,  2006,  2005,  2004,  2003,  and 2002, respectively (Note 3).

(e)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
   SHARES      COMMON STOCKS -- 90.5%                                 VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- 7.3%
     10,000    Harrah's Entertainment, Inc. ...................   $    664,300
     50,000    Home Depot, Inc. ...............................      1,813,500
      4,000    J.C. Penney Company, Inc. ......................        273,560
     10,000    Johnson Controls, Inc. .........................        717,400
      5,500    NIKE, Inc. - Class B ...........................        481,910
     26,000    Starbucks Corporation(a) .......................        885,300
     50,000    Walt Disney Company (The) ......................      1,545,500
                                                                  ------------
                                                                     6,381,470
                                                                  ------------
               CONSUMER STAPLES -- 7.4%
     33,000    Altria Group, Inc. .............................      2,526,150
     15,000    PepsiCo, Inc. ..................................        978,900
     30,000    Procter & Gamble Company (The) .................      1,859,400
     25,000    Walgreen Company ...............................      1,109,750
                                                                  ------------
                                                                     6,474,200
                                                                  ------------
               ENERGY -- 13.3%
     23,314    Apache Corporation .............................      1,473,445
     15,000    Baker Hughes, Inc. .............................      1,023,000
     20,000    BP plc - ADR ...................................      1,311,600
     26,000    Chevron Corporation ............................      1,686,360
     39,000    ConocoPhillips .................................      2,321,670
     26,300    Exxon Mobil Corporation ........................      1,764,730
        476    Hugoton Royalty Trust ..........................         12,542
     10,000    Transocean, Inc.(a) ............................        732,300
     20,000    Valero Energy Corporation ......................      1,029,400
      8,000    XTO Energy, Inc. ...............................        337,040
                                                                  ------------
                                                                    11,692,087
                                                                  ------------
               FINANCIALS -- 18.6%
     37,080    Aegon N.V. - ARS ...............................        695,992
     30,000    AFLAC, Inc. ....................................      1,372,800
     37,000    American Express Company .......................      2,074,960
     62,870    Bank of America Corporation ....................      3,367,946
     10,000    Charles Schwab Corporation .....................        179,000
     27,200    Colonial Properties Trust ......................      1,300,432
     35,000    Citigroup, Inc. ................................      1,738,450
      7,000    Goldman Sachs Group, Inc. (The) ................      1,184,190
     18,000    Plum Creek Timber Company, Inc. ................        612,720
     40,000    Progressive Corporation ........................        981,600
     15,000    Rayonier, Inc. .................................        567,000
     70,000    U.S. Bancorp ...................................      2,325,400
                                                                  ------------
                                                                    16,400,490
                                                                  ------------
               HEALTH CARE -- 14.8%
     16,000    Amgen, Inc.(a) .................................      1,144,480
     17,000    Becton, Dickinson & Company ....................      1,201,390
     27,000    Cardinal Health, Inc. ..........................      1,774,980
     10,000    Caremark Rx, Inc. ..............................        566,700
      4,000    Cerner Corporation(a) ..........................        181,600

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 90.5% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
               HEALTH CARE -- 14.8% (CONTINUED)
     28,000    Elan Corporation(a) ............................   $    430,640
      5,000    Fresenius Medical Care AG & Company - ADR ......        216,100
     20,000    Johnson & Johnson ..............................      1,298,800
     10,000    Techne Corporation(a) ..........................        508,600
     57,000    UnitedHealth Group, Inc. .......................      2,804,400
     16,000    Waters Corporation(a) ..........................        724,480
     28,000    WellPoint, Inc.(a) .............................      2,157,400
                                                                  ------------
                                                                    13,009,570
                                                                  ------------
               INDUSTRIALS -- 12.4%
     26,000    Caterpillar, Inc. ..............................      1,710,800
      2,500    ChoicePoint, Inc.(a) ...........................         89,500
      2,500    C.H. Robinson Worldwide, Inc. ..................        111,450
     15,000    Emerson Electric Company .......................      1,257,900
     15,000    Fedex Corporation ..............................      1,630,200
     26,000    General Dynamics Corporation ...................      1,863,420
     25,000    General Electric Company .......................        882,500
     13,000    Illinois Tool Works, Inc. ......................        583,700
     16,000    Ingersoll-Rand Company Ltd. - Class A ..........        607,680
     10,000    Norfolk Southern Corporation ...................        440,500
     32,000    Quanta Services, Inc.(a) .......................        539,520
      2,500    Stericycle, Inc.(a) ............................        174,475
     16,000    United Technologies Corporation ................      1,013,600
                                                                  ------------
                                                                    10,905,245
                                                                  ------------
               INFORMATION TECHNOLOGY -- 9.7%
     49,000    Adobe Systems, Inc.(a) .........................      1,835,050
     20,000    Automatic Data Processing, Inc. ................        946,800
     67,000    Cisco Systems, Inc.(a) .........................      1,541,000
     30,000    Corning, Inc.(a) ...............................        732,300
     32,000    Hewlett-Packard Company ........................      1,174,080
     25,100    Intel Corporation ..............................        516,307
     18,000    Network Appliance, Inc.(a) .....................        666,180
     33,000    Texas Instruments, Inc. ........................      1,097,250
                                                                  ------------
                                                                     8,508,967
                                                                  ------------
               MATERIALS -- 4.3%
     14,000    Alcoa, Inc. ....................................        392,560
     30,000    Florida Rock Industries, Inc. ..................      1,161,300
     10,000    Inco Ltd. ......................................        762,700
      2,500    Joy Global, Inc. ...............................         94,025
     10,000    Newmont Mining Corporation .....................        427,500
     10,000    Nucor Corporation ..............................        494,900
      7,000    POSCO - ADR ....................................        454,510
                                                                  ------------
                                                                     3,787,495
                                                                  ------------
               TELECOMMUNICATION SERVICES -- 0.2%
      6,000    AT&T, Inc. .....................................        195,360
                                                                  ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 90.5% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
               UTILITIES -- 2.5%
     65,980    Duke Energy Corporation ........................   $  1,992,596
      5,000    Wisconsin Energy Corporation ...................        215,700
                                                                  ------------
                                                                     2,208,296
                                                                  ------------

               TOTAL COMMON STOCKS (Cost $40,318,048) .........   $ 79,563,180
                                                                  ------------

================================================================================
   SHARES      EXCHANGE-TRADED FUNDS -- 7.1%                          VALUE
--------------------------------------------------------------------------------
     40,500    iShares MSCI EAFE Index Fund ...................   $  2,742,660
     67,000    Rydex S&P Equal Weight ETF .....................      2,976,140
      9,000    Vanguard Financials VIPERs .....................        553,500
                                                                  ------------
               TOTAL EXCHANGE-TRADED FUNDS (Cost $6,114,157) ..   $  6,272,300
                                                                  ------------

================================================================================
  PAR VALUE    COMMERCIAL PAPER -- 2.4%                               VALUE
--------------------------------------------------------------------------------
$ 2,091,000    U.S. Bancorp N.A., discount, due 10/02/2006
                 (Cost $2,090,700) ............................   $  2,090,700
                                                                  ------------

================================================================================
   SHARES      MONEY MARKET FUNDS -- 0.0%                             VALUE
--------------------------------------------------------------------------------
      1,527    AIM STIT - STIC Prime Portfolio - Institutional
                 Class (Cost $1,527) ..........................   $      1,527
                                                                  ------------

               TOTAL INVESTMENTS AT VALUE -- 100.0%
                 (Cost $48,524,432) ...........................   $ 87,927,707

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%).        (30,138)
                                                                  ------------

               NET ASSETS -- 100.0% ...........................   $ 87,897,569
                                                                  ============


(a) Non-income producing security.
ADR - American Depositary Receipt
ARS - American Registered Shares

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
   SHARES      COMMON STOCKS -- 93.9%                                 VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- 5.9%
      1,000    AnnTaylor Stores Corporation(a) ................   $     41,860
      6,500    Barnes & Noble, Inc. ...........................        246,610
      5,700    BJ's Wholesale Club, Inc.(a) ...................        166,326
      2,000    Bob Evans Farms, Inc. ..........................         60,560
      1,700    CBRL Group, Inc. ...............................         68,731
        400    GameStop Corporation - Class A(a) ..............         18,512
      3,100    GameStop Corporation - Class B(a) ..............        138,601
      4,500    Harrah's Entertainment, Inc. ...................        298,935
      5,500    Herman Miller, Inc. ............................        188,155
      3,000    Hilton Hotels Corporation ......................         83,550
      2,000    ITT Educational Services, Inc.(a) ..............        132,600
      2,000    Limited Brands, Inc. ...........................         52,980
      5,000    MSC Industrial Direct Company, Inc. ............        203,700
      5,500    O'Reilly Automotive, Inc.(a) ...................        182,655
                                                                  ------------
                                                                     1,883,775
                                                                  ------------
               CONSUMER STAPLES -- 4.1%
      5,400    Church & Dwight Company, Inc. ..................        211,194
      8,600    Constellation Brands, Inc.(a) ..................        247,508
      4,650    Dean Foods Company(a) ..........................        195,393
      6,000    Hormel Foods Corporation .......................        215,880
      5,200    J.M. Smucker Company ...........................        249,340
      8,850    PepsiAmericas, Inc. ............................        188,859
                                                                  ------------
                                                                     1,308,174
                                                                  ------------
               ENERGY -- 10.1%
      7,500    Arch Coal, Inc. ................................        216,825
      4,760    Cameron International Corporation(a) ...........        229,956
      6,000    FMC Technologies, Inc.(a) ......................        322,200
      4,300    Lone Star Technologies, Inc.(a) ................        208,034
      5,350    Murphy Oil Corporation .........................        254,393
      2,800    Newfield Exploration Company a) ................        107,912
      2,680    Noble Corporation ..............................        172,002
      4,900    Patterson-UTI Energy, Inc.(a) ..................        116,424
      5,900    Peabody Energy Corporation .....................        217,002
      3,800    Pogo Producing Company .........................        155,610
      5,000    Pride International, Inc.(a) ...................        137,100
      6,500    Smith International, Inc. ......................        252,200
     11,600    Valero Energy Corporation ......................        597,052
      5,150    XTO Energy, Inc. ...............................        216,969
                                                                  ------------
                                                                     3,203,679
                                                                  ------------
               FINANCIALS -- 17.0%
      5,600    American Financial Group, Inc. .................        262,808
      5,950    AmerUs Group Company ...........................        404,659
      7,300    Associated Banc-Corp ...........................        237,250
      6,000    Bank of Hawaii Corporation .....................        288,960
     10,050    Berkley (W.R.) Corporation .....................        355,670
      9,000    Brown & Brown, Inc. ............................        275,040
      5,500    Compass Bancshares, Inc. .......................        313,390
      5,600    Cullen/Frost Bankers, Inc. .....................        323,792

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 93.9% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
               FINANCIALS -- 17.0% (CONTINUED)
     10,250    Eaton Vance Corporation ........................   $    295,815
      2,600    Everest Re Group Ltd. ..........................        253,578
      9,300    HCC Insurance Holdings, Inc. ...................        305,784
      6,200    Investors Financial Services Corporation .......        267,096
     10,400    Jefferies Group, Inc. ..........................        296,400
      2,900    Legg Mason, Inc. ...............................        292,494
      4,600    Liberty Property Trust .........................        219,834
      2,700    Mercantile Bankshares Corporation ..............         97,929
      6,941    Potlatch Corporation ...........................        257,511
      7,000    Rayonier, Inc. .................................        264,600
      3,300    Westamerica Bancorporation .....................        166,683
      5,200    Wilmington Trust Corporation ...................        231,660
                                                                  ------------
                                                                     5,410,953
                                                                  ------------
               HEALTH CARE -- 14.5%
      1,400    Alcon, Inc. ....................................        160,300
      4,450    Barr Pharmaceuticals, Inc.(a) ..................        231,133
      6,000    Cerner Corporation(a) ..........................        272,400
      8,000    Community Health Systems, Inc.(a) ..............        298,800
      8,700    Covance, Inc.(a) ...............................        577,506
      8,250    Coventry Health Care, Inc.(a) ..................        425,040
      5,600    DENTSPLY International, Inc. ...................        168,616
      1,000    Elan Corporation plc - ADR(a) ..................         15,380
      4,000    Fresenius Medical Care AG & Company - ADR ......        172,880
      7,800    Gilead Sciences, Inc.(a) .......................        535,860
      2,800    Henry Schein, Inc.(a) ..........................        140,392
      3,000    Invitrogen Corporation(a) ......................        190,230
        500    Millipore Corporation(a) .......................         30,650
      8,700    Mylan Laboratories, Inc. .......................        175,131
      5,100    Omnicare, Inc. .................................        219,759
      5,400    PDL BioPharma, Inc.(a) .........................        103,680
      2,000    ResMed, Inc.(a) ................................         80,500
      4,500    Techne Corporation(a) ..........................        228,870
      3,500    Triad Hospitals, Inc.(a) .......................        154,105
      4,186    UnitedHealth Group, Inc. .......................        205,951
      4,600    Varian Medical Systems, Inc.(a) ................        245,594
                                                                  ------------
                                                                     4,632,777
                                                                  ------------
               INDUSTRIALS -- 14.7%
      3,000    Alexander & Baldwin, Inc. ......................        133,110
      5,000    AMETEK, Inc. ...................................        217,750
      5,000    ChoicePoint, Inc.(a) ...........................        179,000
      6,000    C.H. Robinson Worldwide, Inc. ..................        267,480
      3,000    Corporate Executive Board Company ..............        269,730
      6,000    Donaldson Company, Inc. ........................        221,400
      3,600    Energizer Holdings, Inc.(a) ....................        259,164
      6,000    Expeditors International of Washington, Inc. ...        267,480
      7,000    Fastenal Company ...............................        269,990
      2,800    Goodrich Corporation ...........................        113,456
      6,000    Graco, Inc. ....................................        234,360
      3,000    Jacobs Engineering Group, Inc.(a) ..............        224,190
      3,000    L-3 Communications Holdings, Inc. ..............        234,990

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 93.9% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
               INDUSTRIALS -- 14.7% (CONTINUED)
      4,000    Manpower, Inc. .................................   $    245,080
      4,500    Overseas Shipholding Group, Inc. ...............        277,965
      5,000    SPX Corporation ................................        267,200
      4,500    Stericycle, Inc.(a) ............................        314,055
      8,000    Swift Transportation Company, Inc.(a) ..........        189,760
      2,750    Teleflex, Inc. .................................        153,010
      1,000    Thomas & Betts Corporation(a) ..................         47,710
      9,000    Trinity Industries, Inc. .......................        289,530
                                                                  ------------
                                                                     4,676,410
                                                                  ------------
               INFORMATION TECHNOLOGY -- 14.4%
      8,000    Activision, Inc.(a) ............................        120,800
      8,000    Acxiom Corporation .............................        197,280
      8,500    ADC Telecommunications, Inc.(a) ................        127,500
      5,000    ADTRAN, Inc. ...................................        119,200
      4,000    Advent Software, Inc.(a) .......................        144,840
      5,000    Alliance Data Systems Corporation(a) ...........        275,950
      7,000    Arrow Electronics, Inc.(a) .....................        192,010
      3,500    CDW Corporation ................................        215,880
      4,500    CheckFree Corporation(a) .......................        185,940
      4,000    Cognizant Technology Solutions Corporation(a) ..        296,240
      7,500    Cree, Inc.(a) ..................................        150,825
      4,000    DST Systems, Inc.(a) ...........................        246,680
      5,500    Harris Corporation .............................        244,695
     10,000    Integrated Device Technology, Inc.(a) ..........        160,600
      9,000    Jack Henry & Associates, Inc. ..................        195,930
      7,000    Lam Research Corporation(a) ....................        317,310
      6,000    Macrovision Corporation(a) .....................        142,140
      5,000    Microchip Technology, Inc. .....................        162,100
      7,000    National Instruments Corporation ...............        191,380
      5,000    Plantronics, Inc. ..............................         87,650
      8,000    SanDisk Corporation(a) .........................        428,320
      2,000    Semtech Corporation(a) .........................         25,520
      4,500    Silicon Laboratories, Inc.(a) ..................        139,590
      5,000    Xilinx, Inc. ...................................        109,750
      2,500    Zebra Technologies Corporation(a) ..............         89,350
                                                                  ------------
                                                                     4,567,480
                                                                  ------------
               MATERIALS -- 6.3%
      5,000    Airgas, Inc. ...................................        180,850
      5,000    Albemarle Corporation ..........................        271,650
      4,500    Cabot Corporation ..............................        167,400
      5,700    Eagle Materials, Inc. ..........................        191,976
      1,000    Joy Global, Inc. ...............................         37,610
      3,500    Martin Marietta Materials, Inc. ................        296,170
      5,000    Scotts Miracle-Gro Company (The) - Class A .....        222,450
      6,000    Sonoco Products Company ........................        201,840
      4,500    Steel Dynamics, Inc. ...........................        227,025
      8,000    Valspar Corporation (The) ......................        212,800
                                                                  ------------
                                                                     2,009,771
                                                                  ------------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 93.9% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
               TELECOMMUNICATIONS SERVICES -- 0.9%
      3,300    Telephone and Data Systems, Inc. ...............   $    138,930
      3,300    Telephone and Data Systems, Inc. - Special
                 Shares .......................................        134,805
                                                                  ------------
                                                                       273,735
                                                                  ------------
               UTILITIES -- 6.0%
      5,400    AGL Resources, Inc. ............................        197,100
      8,300    Alliant Energy Corporation .....................        296,559
      9,700    Equitable Resources, Inc. ......................        339,306
      8,850    MDU Resources Group, Inc. ......................        197,709
      5,750    ONEOK, Inc. ....................................        217,293
      7,900    Pepco Holdings, Inc. ...........................        190,943
      6,300    SCANA Corporation ..............................        253,701
      5,000    Wisconsin Energy Corporation ...................        215,700
                                                                  ------------
                                                                     1,908,311
                                                                  ------------

               TOTAL COMMON STOCKS (Cost $23,438,497) .........   $ 29,875,065
                                                                  ------------

================================================================================
  PAR VALUE    COMMERCIAL PAPER -- 6.8%                               VALUE
--------------------------------------------------------------------------------
$   663,000    General Electric Capital, discount,
                 due 10/02/2006 ...............................   $    662,905
  1,500,000    U.S. Bancorp N.A., discount, due 10/02/2006 ....      1,499,785
                                                                  ------------
               TOTAL COMMERCIAL PAPER (Cost $2,162,690) .......   $  2,162,690
                                                                  ------------

================================================================================
   SHARES      MONEY MARKET FUNDS -- 0.0%                             VALUE
--------------------------------------------------------------------------------
      1,177    AIM STIT - STIC Prime Portfolio - Institutional
                 Class (Cost $1,177) ..........................   $      1,177
                                                                  ------------

               TOTAL INVESTMENTS AT VALUE -- 100.7%
                 (Cost $25,602,364) ...........................   $ 32,038,932

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%).       (237,342)
                                                                  ------------

               NET ASSETS -- 100.0% ...........................   $ 31,801,590
                                                                  ============


(a) Non-income producing security.
ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
  PAR VALUE    U.S. TREASURY AND AGENCY OBLIGATIONS -- 37.5%          VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY NOTES -- 0.3%
$   100,000    5.625%, due 05/15/2008 .........................   $    101,363
                                                                  ------------

               FEDERAL HOME LOAN BANK -- 29.1%
    500,000    Discount note, due 11/30/2006 ..................        495,853
  1,000,000    5.75%, due 04/20/2010 ..........................      1,000,913
  1,000,000    4.875%, due 02/15/2007 .........................        998,338
  1,500,000    5.55%, due 08/28/2008 ..........................      1,499,999
  2,000,000    5.00%, due 08/16/2011 ..........................      1,972,538
  2,000,000    6.00%, due 12/28/2011 ..........................      2,002,972
  1,000,000    5.00%, due 06/13/2012 ..........................        983,452
                                                                  ------------
                                                                     8,954,065
                                                                  ------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 4.9%
  1,500,000    5.35%, due 10/20/2008 ..........................      1,498,211
                                                                  ------------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.2%
  1,000,000    7.40%, due 10/30/2014 ..........................      1,001,541
                                                                  ------------

               TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                 (Cost $11,626,194) ...........................   $ 11,555,180
                                                                  ------------

================================================================================
  PAR VALUE    MORTGAGE-BACKED SECURITIES -- 24.9%                    VALUE
--------------------------------------------------------------------------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 8.0%
$        35    Pool #15032, 7.50%, due 02/15/2007 .............   $         36
     60,882    Pool #438434, 6.50%, due 01/15/2013 ............         62,139
     14,910    Pool #470177, 7.00%, due 03/15/2014 ............         15,355
     28,763    Pool #518403, 7.00%, due 09/15/2014 ............         29,622
      1,046    Pool #181540, 8.00%, due 02/15/2017 ............          1,107
    213,599    Pool #581879, 6.50%, due 03/15/2017 ............        218,011
     16,939    Pool #493659, 6.50%, due 12/15/2018 ............         17,375
     90,799    Pool #476695, 6.50%, due 10/15/2023 ............         93,133
     37,866    Pool #366710, 6.50%, due 02/15/2024 ............         38,839
     29,060    Pool #453826, 7.25%, due 09/15/2027 ............         30,023
     53,890    Pool #412360, 7.00%, due 11/15/2027 ............         55,639
    201,951    Pool #447408, 7.00%, due 01/15/2028 ............        208,506
     15,921    Pool #454162, 7.00%, due 05/15/2028 ............         16,438
    119,231    Pool #780825, 6.50%, due 07/15/2028 ............        122,296
     27,442    Pool #2617, 7.50%, due 07/20/2028 ..............         28,362
     25,177    Pool #158794, 7.00%, due 09/15/2028 ............         25,994
     21,891    Pool #486760, 6.50%, due 12/15/2028 ............         22,454
     78,017    Pool #781096, 6.50%, due 12/15/2028 ............         80,022
     78,923    Pool #781136, 7.00%, due 12/15/2028 ............         81,484
     57,945    Pool #506618, 7.00%, due 03/15/2029 ............         59,826
     12,624    Pool #511562, 7.50%, due 07/15/2030 ............         13,134
     87,276    Pool #448316, 6.50% due 04/15/2031 .............         89,519
     55,499    Pool #530606, 6.50% due 04/15/2031 .............         56,925
     36,542    Pool #545820, 7.00% due 06/15/2031 .............         37,728
    211,663    Pool #781330, 6.00%, due 09/15/2031 ............        214,259

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  PAR VALUE    MORTGAGE-BACKED SECURITIES -- 24.9% (CONTINUED)        VALUE
--------------------------------------------------------------------------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 8.0%
                 (CONTINUED)
$    79,999    Pool #3228, 6.50%, due 04/20/2032 ..............   $     81,855
    117,035    Pool #569903, 6.50%, due 06/15/2032 ............        120,043
    555,894    Pool #595934, 6.00%, due 09/15/2032 ............        562,711
     91,871    Pool #3927, 6.00%, due 11/20/2032 ..............         92,997
                                                                  ------------
                                                                     2,475,832
                                                                  ------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 8.8%
  1,032,477    Pool #01173, 5.50%, due 06/01/2017 .............      1,031,865
  1,696,655    Pool #G18056, 5.00%, due 06/01/2020 ............      1,667,286
                                                                  ------------
                                                                     2,699,151
                                                                  ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.1%
    774,886    Pool #635149, 5.50%, due 07/01/2017 ............        774,535
  1,769,250    Pool #255808, 5.00%, due 07/01/2025 ............      1,717,527
                                                                  ------------
                                                                     2,492,062
                                                                  ------------

               TOTAL MORTGAGE-BACKED SECURITIES
                 (Cost $7,834,157) ............................   $  7,667,045
                                                                  ------------

================================================================================
  PAR VALUE    CORPORATE BONDS -- 34.1%                               VALUE
--------------------------------------------------------------------------------
               FINANCE -- 17.5%
               American General Finance Corporation,
$ 1,500,000       4.50%, due 11/15/2007 .......................   $  1,488,222
                                                                  ------------

               CIT Group, Inc.,
  2,000,000       4.75%, due 12/15/2010 .......................      1,955,458
                                                                  ------------

               JPMorgan Chase & Company,
  1,000,000       4.50%, due 01/15/2012 .......................        965,046
                                                                  ------------

               Student Loan Marketing Association,
  1,000,000       5.125%, due 08/27/2012 ......................        985,663
                                                                  ------------

               TOTAL FINANCE CORPORATE BONDS ..................      5,394,389
                                                                  ------------

               INDUSTRIAL -- 16.6%
               Ford Motor Company,
  1,000,000       7.25%, due 10/01/2008 .......................        997,500
                                                                  ------------

               General Dynamics Corporation,
  1,750,000       4.50%, due 08/15/2010 .......................      1,710,954
                                                                  ------------

               Hewlett-Packard Company,
  1,500,000       5.50%, due 07/01/2007 .......................      1,501,378
                                                                  ------------

               Praxair, Inc.,
    885,000       4.75%, due 07/15/2007 .......................        881,292
                                                                  ------------

               TOTAL INDUSTRIAL CORPORATE BONDS ...............      5,091,124
                                                                  ------------

               TOTAL CORPORATE BONDS (Cost $10,664,481) .......   $ 10,485,513
                                                                  ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  PAR VALUE    COMMERCIAL PAPER -- 2.8%                               VALUE
--------------------------------------------------------------------------------
$   876,000    U.S. Bancorp N.A., discount, due 10/02/2006
                 (Cost $875,874) ..............................   $    875,874
                                                                  ------------

================================================================================
   SHARES      MONEY MARKET FUNDS -- 0.0%                             VALUE
--------------------------------------------------------------------------------
        884    AIM STIT - STIC Prime Portfolio - Institutional
                 Class (Cost $884) ............................   $        884
                                                                  ------------

               TOTAL INVESTMENTS AT VALUE -- 99.3%
                 (Cost $31,001,584) ...........................   $ 30,584,496

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7% ..        206,718
                                                                  ------------

               NET ASSETS -- 100.0% ...........................   $ 30,791,214
                                                                  ============

See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
  PAR VALUE    OBLIGATION (GO) BONDS -- 90.7%                         VALUE
--------------------------------------------------------------------------------
               Alabama Special Care Facilities Financing Auth.,
                  Birmingham, Rev.,
$   500,000       4.50%, due 11/01/2009, ETM ..................   $    512,440
    400,000       5.375%, due 11/01/2012, ETM .................        404,556
                                                                  ------------
                                                                       916,996
                                                                  ------------
               Alabama Special Care Facilities Financing Auth.,
                  Mobile Hospital, Rev.,
    250,000       4.50%, due 11/01/2010, ETM ..................        257,505
                                                                  ------------

               Alabama State, GO,
    500,000       3.00%, due 09/01/2007 .......................        496,545
                                                                  ------------

               Alabama State Public School & College Auth.,
                  Capital Improvements, Rev.,
    300,000       5.00%, due 02/01/2010 .......................        313,377
    475,000       5.00%, due 11/01/2012 .......................        494,670
    600,000       5.125%, due 11/01/2013 ......................        625,722
    525,000       5.125%, due 11/01/2015 ......................        546,861
                                                                  ------------
                                                                     1,980,630
                                                                  ------------
               Alabama State Public School & College Auth., Rev.,
    355,000       5.00%, due 05/01/2010 .......................        372,193
                                                                  ------------

               Alabama Water Pollution Control Auth., Rev.,
    500,000       5.00%, due 08/15/2010 .......................        525,990
                                                                  ------------

               Athens, AL, Electric Revenue Warrants,
    500,000       3.00%, due 06/01/2011 .......................        477,815
                                                                  ------------

               Athens, AL, School Warrants,
    335,000       5.05%, due 08/01/2015 .......................        345,901
                                                                  ------------

               Auburn, AL, Capital Improvements, School
                  Warrants, GO
    225,000       5.00%, due 08/01/2012 .......................        240,442
                                                                  ------------

               Auburn, AL, GO,
    300,000       4.00%, due 08/01/2007 .......................        301,161
    285,000       4.25%, due 08/01/2009 .......................        290,176
                                                                  ------------
                                                                       591,337
                                                                  ------------
               Auburn, AL, Water Works Board, Rev.,
    335,000       5.00%, due 07/01/2015 .......................        356,477
                                                                  ------------

               Auburn University, AL, General Fee Rev.,
    400,000       4.45%, due 06/01/2011 .......................        408,692
                                                                  ------------

               Baldwin Co., AL, Board of Education, Revenue
                  Warrants,
    200,000       5.20%, due 06/01/2009 .......................        204,242
    300,000       5.00%, due 06/01/2010 .......................        314,103
                                                                  ------------
                                                                       518,345
                                                                  ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
  PAR VALUE    OBLIGATION (GO) BONDS -- 90.7% (CONTINUED)             VALUE
--------------------------------------------------------------------------------
               Baldwin Co., AL, GO,
$   500,000       4.50%, due 11/01/2008 .......................   $    508,965
    200,000       5.00%, due 02/01/2015 .......................        214,150
                                                                  ------------
                                                                       723,115
                                                                  ------------
               Birmingham, AL, Industrial Water Board, Rev.,
    100,000       6.00%, due 07/01/2007 .......................        101,849
                                                                  ------------

               Birmingham, AL, Special Care Facilities
                  Financing Authority, Rev.,
    300,000       3.70%, due 06/01/2009 .......................        300,315
                                                                  ------------

               Decatur, AL, GO, Warrants,
    300,000       5.00%, due 06/01/2009 .......................        306,306
                                                                  ------------

               Decatur, AL, Water Rev.,
    100,000       5.00%, due 05/01/2014 .......................        104,012
                                                                  ------------

               Dothan, AL, GO,
    500,000       5.50%, due 09/01/2014 .......................        531,475
                                                                  ------------

               Fairhope, AL, Utilities Rev.,
    225,000       2.50%, due 12/01/2006 .......................        224,363
                                                                  ------------

               Fairhope, AL, Warrants,
    295,000       5.10%, due 06/01/2014 .......................        310,579
                                                                  ------------

               Florence, AL, School Warrants,
    200,000       4.65%, due 12/01/2012 .......................        207,918
                                                                  ------------

               Foley, AL, Utilities Board, Rev.,
    500,000       4.00%, due 11/01/2007 .......................        502,475
                                                                  ------------

               Greenville, AL, GO,
    300,000       5.10%, due 12/01/2009 .......................        306,744
                                                                  ------------

               Homewood, AL, Board of Education, Capital Outlay
                  Warrants,
    300,000       4.00%, due 02/01/2007 .......................        300,486
                                                                  ------------

               Homewood, AL, GO,
    500,000       5.00%, due 09/01/2014 .......................        532,935
                                                                  ------------

               Houston Co., AL, GO,
    300,000       5.60%, due 10/15/2014 .......................        323,076
                                                                  ------------

               Huntsville, AL, Capital Improvements, GO,
    100,000       3.25%, due 11/01/2010 .......................         98,130
                                                                  ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
  PAR VALUE    OBLIGATION (GO) BONDS -- 90.7% (CONTINUED)             VALUE
--------------------------------------------------------------------------------
               Huntsville, AL, Electric Systems, Rev.,
$   250,000       4.80%, due 12/01/2012 .......................   $    257,875
                                                                  ------------

               Huntsville, AL, GO,
    200,000       4.50%, due 08/01/2007 .......................        201,592
    400,000       5.50%, due 08/01/2009 .......................        420,976
    500,000       5.00%, due 08/01/2011 .......................        530,740
    250,000       5.25%, due 11/01/2012 .......................        260,437
                                                                  ------------
                                                                     1,413,745
                                                                  ------------
               Huntsville, AL, Water Systems, Rev.,
    200,000       4.70%, due 11/01/2013 .......................        205,656
                                                                  ------------

               Jefferson Co., AL, Sewer Rev.,
    225,000       5.00%, due 02/01/2041, Prerefunded 02/01/2011
                  @ 101 .......................................        239,373
                                                                  ------------

               Madison, AL, Warrants,
    200,000       4.40%, due 02/01/2011 .......................        205,034
    400,000       4.85%, due 02/01/2013 .......................        413,500
                                                                  ------------
                                                                       618,534
                                                                  ------------
               Madison Co., AL, Board of Education, Capital
                  Outlay Tax Antic. Warrants,
    400,000       5.20%, due 03/01/2011 .......................        423,788
                                                                  ------------

               Mobile, AL, GO,
    275,000       6.20%, due 02/15/2007, ETM ..................        277,684
    100,000       4.50%, due 08/01/2013 .......................        104,281
                                                                  ------------
                                                                       381,965
                                                                  ------------
               Montgomery, AL, GO,
    500,000       5.10%, due 10/01/2008 .......................        513,850
    300,000       5.00%, due 11/01/2015 .......................        317,130
                                                                  ------------
                                                                       830,980
                                                                  ------------
               Montgomery, AL, Waterworks & Sanitation, Rev.,
    500,000       5.00%, due 09/01/2008 .......................        513,650
    350,000       5.25%, due 09/01/2011 .......................        375,550
                                                                  ------------
                                                                       889,200
                                                                  ------------
               Montgomery Co., AL, GO,
    300,000       3.00%, due 11/01/2006 .......................        299,793
                                                                  ------------

               Mountain Brook, AL, City Board of Education,
                  Capital Outlay Warrants,
    405,000       4.80%, due 02/15/2011 .......................        406,701
                                                                  ------------

               Opelika, AL, GO,
    210,000       4.00%, due 03/01/2010 .......................        212,948
                                                                  ------------

               Scottsboro, AL, Waterworks Sewer & Gas Board,
                  Rev.,
    200,000       4.35%, due 08/01/2011 .......................        203,934
                                                                  ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
  PAR VALUE    OBLIGATION (GO) BONDS -- 90.7% (CONTINUED)             VALUE
--------------------------------------------------------------------------------
               Shelby Co., AL, Board of Education, Rev.
                  Warrants,
$   500,000       4.80%, due 02/01/2011 .......................   $    517,235
                                                                  ------------

               St. Clair Co., AL, GO,
    145,000       4.00%, due 08/01/2013 .......................        148,252
    205,000       4.00%, due 08/01/2014 .......................        209,760
                                                                  ------------
                                                                       358,012
                                                                  ------------
               Trussville, AL, Warrants,
    400,000       4.30%, due 10/01/2010 .......................        410,732
                                                                  ------------

               Tuscaloosa, AL, Board of Education, GO,
    300,000       4.625%, due 08/01/2008 ......................        301,728
                                                                  ------------

               Tuscaloosa, AL, Board of Education, Special Tax
                  Warrants,
    300,000       4.85%, due 02/15/2013 .......................        301,296
                                                                  ------------

               Tuscaloosa, AL, Warrants, GO
    300,000       5.00%, due 02/15/2007 .......................        301,638
    145,000       4.25%, due 02/15/2011 .......................        148,711
    500,000       5.45%, due 01/01/2014 .......................        531,110
                                                                  ------------
                                                                       981,459
                                                                  ------------
               Tuscaloosa Co., AL, Warrants, GO
    425,000       4.30%, due 10/01/2009 .......................        434,499
                                                                  ------------

               University of Alabama, AL, General Fee Rev.,
    240,000       4.10%, due 12/01/2013 .......................        245,882
                                                                  ------------

               University of Alabama, AL, Series A, Rev.,
    375,000       4.00%, due 10/01/2010 .......................        381,457
                                                                  ------------

               Vestavia Hills, AL, Warrants,
    565,000       5.00%, due 02/01/2012 .......................        601,047
                                                                  ------------

               TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
                  OBLIGATION (GO) BONDs (Cost $22,839,910) ....   $ 23,280,485
                                                                  ------------

================================================================================
   SHARES      MONEY MARKET FUNDS -- 8.3%                              VALUE
--------------------------------------------------------------------------------
  1,249,424    Alpine Muncipal Money Market Fund - Class I ....   $  1,249,424
    879,594    Fideilty Tax Exempt Portfolio ..................        879,594
                                                                  ------------
               TOTAL MONEY MARKET FUNDS (Cost $2,129,018) .....   $  2,129,018
                                                                  ------------

               TOTAL INVESTMENTS AT VALUE -- 99.0%
                  (Cost $24,968,928) ..........................   $ 25,409,503

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0% ..        254,800
                                                                  ------------

               NET ASSETS -- 100.0% ...........................   $ 25,664,303
                                                                  ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. Certain Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid during the periods ended September 30, 2006 and March 31, 2006 are as follows:

-----------------------------------------------------------------------------------------------------------
                                  PERIODS     ORDINARY     EXEMPT-INTEREST    LONG-TERM         TOTAL
                                   ENDED       INCOME         DIVIDENDS         GAINS       DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
Government Street Equity Fund    09/30/06   $    398,295    $         --     $  5,412,040   $  5,810,335
                                 03/31/06   $  1,289,147    $         --     $         --   $  1,289,147
-----------------------------------------------------------------------------------------------------------
Government Street Mid-Cap Fund   09/30/06   $         --    $         --     $    893,423   $    893,423
                                 03/31/06   $     64,987    $         --     $         --   $     64,987
-----------------------------------------------------------------------------------------------------------
Government Street Bond Fund      09/30/06   $    746,681    $         --     $         --   $    746,681
                                 03/31/06   $  2,795,083    $         --     $         --   $  2,795,083
-----------------------------------------------------------------------------------------------------------
Alabama Tax Free Bond Fund       09/30/06   $         --    $    436,270     $         --   $    436,270
                                 03/31/06   $         --    $  1,031,750     $         --   $  1,031,750
-----------------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2006:

-----------------------------------------------------------------------------------------------------------
                                              GOVERNMENT      GOVERNMENT      GOVERNMENT       ALABAMA
                                                STREET          STREET          STREET         TAX FREE
                                                EQUITY         MID-CAP           BOND            BOND
                                                 FUND            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------
Cost of portfolio investments ............   $ 48,524,432    $ 25,606,825    $ 31,217,386    $ 25,025,496
                                             ============    ============    ============    ============

Gross unrealized appreciation ............   $ 40,130,788    $  7,181,735    $     24,924    $    465,935
Gross unrealized depreciation ............       (727,513)       (749,628)       (657,813)        (81,928)
                                             ------------    ------------    ------------    ------------
Net unrealized appreciation (depreciation)     39,403,275       6,432,107        (632,889)        384,007
Undistributed ordinary income ............         14,625         122,450          13,897          23,524
Capital loss carryforwards ...............             --              --      (1,687,170)        (20,713)
Post-October losses ......................             --              --        (219,622)           (261)
Other gains (losses) .....................      5,855,184         653,308        (898,758)         13,364
Other temporary differences ..............         (6,214)             --          17,393         (23,524)
                                             ------------    ------------    ------------    ------------
Total distributable earnings
 (accumulated deficit) ...................   $ 45,266,870    $  7,207,865    $ (3,431,935)   $    376,397
                                             ============    ============    ============    ============
-----------------------------------------------------------------------------------------------------------

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

As of September 30, 2006, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                          EXPIRES
                                      AMOUNT              MARCH 31,
--------------------------------------------------------------------------------
Government Street Bond Fund        $    106,011             2007
                                        220,187             2008
                                        195,097             2009
                                         86,819             2010
                                         70,419             2011
                                        218,396             2012
                                        261,545             2013
                                        528,696             2014
                                   ------------
                                   $  1,687,170
                                   ============
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund         $     20,713             2009
--------------------------------------------------------------------------------

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

In addition, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had net realized capital losses of $219,622 and $261, respectively, during the period November 1, 2005 through March 31, 2006, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2007. These "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the six months ended September 30, 2006, The Government Street Bond Fund reclassified $620,798 of overdistributed net investment income against accumulated net realized losses and The Alabama Tax Free Bond Fund reclassified $859 of undistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

2.   INVESTMENT TRANSACTIONS

During the six months ended September 30, 2006, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $8,422,653 and $27,840,882, respectively, for The Government Street Equity Fund; $791,020 and $5,945,579, respectively, for The Government Street Mid-Cap Fund; $1,484,010 and $10,137,015, respectively, for The Government Street Bond Fund; and $1,381,106
and  $1,914,000,   respectively,   for  The  Alabama  Tax  Free  Bond  Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

For the six months ended September 30, 2006, the Adviser voluntarily undertook to limit the total operating expenses of The Government Street Bond Fund and The Alabama Tax Free Bond Fund to .71% and .65%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $11,175 and $9,303, respectively, of its investment advisory fees from The Government Street Bond Fund and The Alabama Tax Free Bond Fund during the six months ended September 30, 2006.

Until August 2006, the Adviser was reimbursed for the estimated costs of providing a Chief Compliance Officer (CCO) for the Funds. The Adviser received aggregate fees of $6,000 for providing CCO services during the period ended September 30, 2006. In addition, the Funds paid reasonable out-of-pocket expenses incurred by the Adviser in connection with these services.

Certain Trustees and officers of the Trust are also officers of the Adviser.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, The Government Street Mid-Cap Fund is subject to a minimum monthly fee of $4,000. From The Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of .075% of the Fund's average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

COMPLIANCE CONSULTING AGREEMENT

Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $20,400 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million. During the period ended September 30, 2006, the Funds paid aggregate fees of $4,703 to Ultimus for compliance consulting services.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

4.   CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

5.   ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing each funds tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

--------------------------------------------------------------------------------
                                   Beginning        Ending
                                 Account Value   Account Value    Expenses Paid
                                 April 1, 2006   Sept. 30, 2006   During Period*
--------------------------------------------------------------------------------
GOVERNMENT STREET EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00         $989.80          $4.14
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
    (before expenses)              $1,000.00       $1,020.91          $4.20
--------------------------------------------------------------------------------

GOVERNMENT STREET MID-CAP FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00         $939.60          $5.35
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
    (before expenses)              $1,000.00       $1,019.55          $5.57
--------------------------------------------------------------------------------

GOVERNMENT STREET BOND FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $1,029.40          $3.61
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
    (before expenses)              $1,000.00       $1,021.51          $3.60
--------------------------------------------------------------------------------

ALABAMA TAX FREE BOND FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $1,020.20          $3.29
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
    (before expenses)              $1,000.00       $1,021.81          $3.29
--------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                Government Street Equity Fund      0.83%
                Government Street Mid-Cap Fund     1.10%
                Government Street Bond Fund        0.71%
                Alabama Tax Free Bond Fund         0.65%

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                      This page intentionally left blank.

================================================================================

                           THE GOVERNMENT STREET FUNDS
     ======================================================================
                              NO LOAD MUTUAL FUNDS

     INVESTMENT ADVISER
     T. Leavell & Associates, Inc.
     150 Government Street
     Post Office Box 1307
     Mobile, AL 36633

     ADMINISTRATOR
     Ultimus Fund Solutions, LLC
     P.O. Box 46707
     Cincinnati, OH 45246-0707
     1-866-738-1125

     LEGAL COUNSEL
     Sullivan & Worcester LLP
     One Post Office Square
     Boston, MA 02109

     INDEPENDENT REGISTERED PUBLIC
     ACCOUNTING FIRM
     Ernst & Young LLP
     1900 Scripps Center
     312 Walnut Street
     Cincinnati, OH 45202

     BOARD OF TRUSTEES
     Austin Brockenbrough, III
     John T. Bruce
     Charles M. Caravati, Jr.
     J. Finley Lee, Jr.
     Richard L. Morrill
     Harris V. Morrissette
     Erwin H. Will, Jr.
     Samuel B. Witt, III

     PORTFOLIO MANAGERS
     Thomas W. Leavell,
       The Government Street Equity Fund
       The Government Street Mid-Cap Fund
     Timothy S. Healey,
       The Government Street Mid-Cap Fund
       The Alabama Tax Free Bond Fund
     Richard E. Anthony, Jr.,
       The Government Street Mid-Cap Fund
     Mary Shannon Hope,
       The Government Street Bond Fund

================================================================================

================================================================================





                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND




                               SEMI-ANNUAL REPORT


                               SEPTEMBER 30, 2006
                                   (UNAUDITED)



                               Investment Advisor

                      LOWE, BROCKENBROUGH & Company, Inc.
                               RICHMOND, VIRGINIA




================================================================================

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
-------------------------------     TEN LARGEST EQUITY HOLDINGS       NET ASSETS
                                    --------------------------------------------
                                    General Electric Company             2.1%
[GRAPHIC OMITTED]                   PepsiCo, Inc.                        1.7%
                                    Cisco Systems, Inc.                  1.7%
Common Stocks        66.5%          Bank of America Corporation          1.5%
Fixed Income         30.2%          American International Group, Inc.   1.4%
Cash Equivalents      3.3%          Amgen, Inc.                          1.4%
                                    Microsoft Corporation                1.4%
                                    Dover Corporation                    1.3%
                                    Lehman Brothers Holdings, Inc.       1.2%
                                    Oracle Corporation                   1.2%


EQUITY INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (66.5% OF NET ASSETS)
--------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                      (% OF NET ASSETS)

                                The Jamestown
                                  Balanced         S&P 500
                                    Fund            Index
                                  ---------        -------
Consumer Discretionary               8.3%           10.1%
Consumer Staples                     9.6%            9.6%
Energy                               9.4%            9.4%
Financials                          20.5%           22.2%
Health Care                         13.5%           12.7%
Industrials                         13.3%           10.9%
Information Technology              16.5%           15.3%
Materials                            3.1%            2.9%
Telecommunication Services           2.6%            3.5%
Utilities                            3.2%            3.4%



FIXED-INCOME PORTFOLIO (30.2% OF NET ASSETS)   SECTOR BREAKDOWN
--------------------------------------------   ---------------------------------
Average Weighted Maturity (Years)     4.39     U.S. Treasury              12.7%
Average Duration (Years)              3.46     U.S. Government Agency     23.2%
Average Coupon                       5.51%     Mortgage-Backed            16.5%
Average Yield to Maturity            5.32%     Corporate                  44.7%
                                               Municipal                   1.6%
                                               Regional Authority          1.3%

                 CREDIT QUALITY      % OF FIXED INCOME PORTFOLIO
                 -----------------------------------------------
                 AAA                              5%
                 AA                              11%
                 A                               28%
                 BAA                              6%
                 U.S. Treasury                   12%
                 U.S. Government Agency          38%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
-------------------------------     TEN LARGEST EQUITY HOLDINGS       NET ASSETS
                                    --------------------------------------------
[GRAPHIC OMITTED]                   General Electric Company             3.0%
                                    PepsiCo, Inc.                        2.4%
Stocks               95.4%          Cisco Systems, Inc.                  2.4%
Cash Equivalents      4.6%          American International Group, Inc.   2.1%
                                    Amgen, Inc.                          2.0%
                                    Bank of America Corporation          2.0%
                                    Microsoft Corporation                2.0%
                                    Dover Corporation                    1.9%
                                    Lehman Brothers Holdings, Inc.       1.7%
                                    Oracle Corporation                   1.7%

SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                      (% OF NET ASSETS)

                                The Jamestown      S&P 500
                                 Equity Fund        Index
                                 -----------       -------
Consumer Discretionary               8.0%           10.1%
Consumer Staples                     8.7%            9.6%
Energy                               8.9%            9.4%
Financials                          20.3%           22.2%
Health Care                         13.1%           12.7%
Industrials                         12.7%           10.9%
Information Technology              15.6%           15.3%
Materials                            3.0%            2.9%
Telecommunication Services           2.4%            3.5%
Utilities                            2.9%            3.4%
Cash Equivalents                     4.6%            0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================

         CHARACTERISTICS                 MATURITY BREAKDOWN (% OF PORTFOLIO)
        (WEIGHTED AVERAGE)               ---------------------------------------
------------------------------------
Current Yield                 3.40%             [GRAPHIC OMITTED]
Tax-Equivalent Yield          5.23%*
Average Maturity          4.7 years         25%        31%        44%
Average Duration          4.0 years      ---------  ---------  ----------
Average Quality                 AA+      0-2 Years  2-5 Years  5-10 Years
Number of Issues                 38

* Assumes a maximum 35.0% federal tax rate.



CREDIT QUALITY (% OF PORTFOLIO)          SECTOR DIVERSIFICATION (% OF PORTFOLIO)
------------------------------           ---------------------------------------

     [GRAPHIC OMITTED]                             [GRAPHIC OMITTED]

AAA             62.3%                    Revenues                  56.5%
AA              37.7%                    Government Guaranteed     29.3%
                                         Floating Rate Notes       11.6%
                                         General Obligations        2.6%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO INFORMATION
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
--------------------------  TEN LARGEST HOLDINGS         COUNTRY      NET ASSETS
                            ----------------------------------------------------
                            GlaxoSmithKline PLC       United Kingdom      2.4%
[GRAPHIC OMITTED]           Mitsubishi UFJ Financial
                             Group, Inc.                  Japan           2.4%
Stocks             98.0%    Repsol YPF SA                 Spain           2.3%
Cash Equivalents    2.0%    Koninkijke (Royal) KPN NV   Netherlands       2.2%
                            Sumitomo Mitsui
                             Financial Group, Inc.        Japan           2.0%
                            Mitsubishi Estate
                             Company Ltd.                 Japan           2.0%
                            ENI SpA                       Italy           2.0%
                            Land Securities Group PLC  United Kingdom     1.9%
                            Royal Dutch Shell
                             PLC - Class A              Netherlands       1.9%
                            Suez SA                     France            1.9%


GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                               The Jamestown       Morgan
                                International      Stanley
                                   Equity          EAFE
                                    Fund           Index
                                ------------     ---------
Finland                             1.2%            1.4%
France                             10.2%           10.0%
Germany                            10.1%            7.1%
Greece                              1.1%            0.6%
Italy                               4.9%            3.9%
Japan                              27.1%           23.6%
Netherlands                         7.6%            3.5%
Norway                              1.0%            0.8%
Singapore                           1.4%            0.8%
South Korea                         1.2%            0.0%
Spain                               3.2%            4.0%
Sweden                              2.3%            2.4%
Switzerland                         5.9%            7.1%
United Kingdom                     19.1%           23.9%
Other                               1.7%            0.0%
Cash Equivalents                    2.0%            0.0%

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006 (UNAUDITED)
===============================================================================================================
                                                                                 JAMESTOWN        JAMESTOWN
                                               JAMESTOWN        JAMESTOWN        TAX EXEMPT     INTERNATIONAL
                                               BALANCED           EQUITY          VIRGINIA         EQUITY
                                                 FUND              FUND             FUND            FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in securities:
   At acquisition cost ...................   $  43,274,385    $  32,497,278    $  29,824,134    $  16,588,948
                                             =============    =============    =============    =============
   At value (Note 1) .....................   $  50,970,677    $  40,209,155    $  30,421,131    $  22,325,897
 Cash ....................................              --               --               --          429,064
 Cash denominated in
   foreign currency(a) (Note 5) ..........              --               --               --           31,760
 Dividends and interest receivable .......         225,219           31,393          383,487           46,059
 Receivable for investment securities sold              --               --          204,190               --
 Receivable for capital shares sold ......          15,668            8,418               --                3
 Other assets ............................           3,581            8,980            6,388            3,253
                                             -------------    -------------    -------------    -------------
   TOTAL ASSETS ..........................      51,215,145       40,257,946       31,015,196       22,836,036
                                             -------------    -------------    -------------    -------------

LIABILITIES
 Distributions payable ...................          23,115            6,486           18,194            2,325
 Payable for securities purchased ........              --               --          552,210               --
 Payable for capital shares redeemed .....          10,592            6,906           19,008            1,235
 Accrued investment advisory fees (Note 3)          27,377           21,220            8,486           14,697
 Accrued administration fees (Note 3) ....           5,800            4,600            3,600            3,700
 Accrued compliance fees (Note 3) ........             550              525              500              650
 Other accrued expenses ..................           8,252            3,121              753           21,182
                                             -------------    -------------    -------------    -------------
   TOTAL LIABILITIES .....................          75,686           42,858          602,751           43,789
                                             -------------    -------------    -------------    -------------

NET ASSETS ...............................   $  51,139,459    $  40,215,088    $  30,412,445    $  22,792,247
                                             =============    =============    =============    =============

Net assets consist of:
 Paid-in capital .........................   $  41,845,223    $  31,188,201    $  29,766,789    $  32,844,979
 Accumulated undistributed net
   investment income .....................          11,368            2,541           11,998           77,805
 Accumulated net realized gains (losses)
   from security transactions ............       1,586,576        1,312,469           36,661      (15,866,865)
 Net unrealized appreciation
   on investments ........................       7,696,292        7,711,877          596,997        5,736,949
 Net unrealized depreciation on
   translation of assets and
   liabilities in foreign currencies .....              --               --               --             (621)
                                             -------------    -------------    -------------    -------------
Net assets ...............................   $  51,139,459    $  40,215,088    $  30,412,445    $  22,792,247
                                             =============    =============    =============    =============

Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
 no par value) ...........................       3,421,027        2,192,356        3,004,178        1,744,629
                                             =============    =============    =============    =============

Net asset value, offering price and
 redemption price per share(b) ...........   $       14.95    $       18.34    $       10.12    $       13.06
                                             =============    =============    =============    =============


(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $32,091.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.


                                                                                                              5

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)
===============================================================================================================
                                                                                 JAMESTOWN        JAMESTOWN
                                               JAMESTOWN        JAMESTOWN        TAX EXEMPT     INTERNATIONAL
                                               BALANCED           EQUITY          VIRGINIA         EQUITY
                                                 FUND              FUND             FUND            FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends ...............................   $     256,503    $     264,664    $      12,470    $     338,039
 Foreign withholding taxes on dividends ..              --               --               --          (42,059)
 Interest ................................         454,420            8,710          653,712           11,360
                                             -------------    -------------    -------------    -------------
   TOTAL INVESTMENT INCOME ...............         710,923          273,374          666,182          307,340
                                             -------------    -------------    -------------    -------------

EXPENSES
 Investment advisory fees (Note 3) .......         172,975          131,297           60,607          110,709
 Administration fees (Note 3) ............          36,004           28,356           22,019           22,110
 Custodian fees ..........................           5,627            3,849            2,345           20,440
 Professional fees .......................           8,512            7,320            6,220            8,360
 Pricing costs ...........................           4,552            1,022            2,794           15,580
 Trustees' fees and expenses .............           5,413            5,413            5,413            5,413
 Compliance consulting fees (Note 3) .....           3,548            2,692            2,183            2,023
 Postage and supplies ....................           2,578            3,308            1,934            2,161
 Printing of shareholder reports .........           2,169            3,217            1,269            1,611
 Registration fees .......................           1,821            2,010              665            2,264
 Insurance expense .......................           2,059            1,614            1,217              914
 Other expenses ..........................           2,984            5,717            6,972            2,084
                                             -------------    -------------    -------------    -------------
   TOTAL EXPENSES ........................         248,242          195,815          113,638          193,669
 Fees waived by the Adviser (Note 3) .....              --               --           (9,091)         (34,247)
 Expenses reimbursed through a directed
   brokerage arrangement (Note 4) ........         (12,000)         (12,000)              --               --
                                             -------------    -------------    -------------    -------------
   NET EXPENSES ..........................         236,242          183,815          104,547          159,422
                                             -------------    -------------    -------------    -------------

NET INVESTMENT INCOME ....................         474,681           89,559          561,635          147,918
                                             -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCIES (NOTE 5)
 Net realized gains from:
   Security transactions .................       1,761,676        1,380,516           26,203          508,624
   Foreign currency transactions .........              --               --               --            1,650
 Net change in unrealized appreciation/
   depreciation on:
   Investments ...........................      (1,967,495)      (1,673,842)         167,283          (52,437)
   Foreign currency translation ..........              --               --               --             (668)
                                             -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCIES ..................        (205,819)        (293,326)         193,486          457,169
                                             -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS ..................   $     268,862    $    (203,767)   $     755,121    $     605,087
                                             =============    =============    =============    =============

See accompanying notes to financial statements.


6

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================
                                                       JAMESTOWN                          JAMESTOWN
                                                     BALANCED FUND                       EQUITY FUND
                                             ------------------------------------------------------------------
                                              SIX MONTHS                        SIX MONTHS
                                                ENDED             YEAR            ENDED             YEAR
                                             SEPTEMBER 30,       ENDED         SEPTEMBER 30,       ENDED
                                                2006            MARCH 31,         2006            MARCH 31,
                                              (UNAUDITED)         2006          (UNAUDITED)         2006
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ...................   $     474,681    $   1,074,156    $      89,559    $     152,092
 Net realized gains on
   security transactions .................       1,761,676        3,960,067        1,380,516        3,030,933
 Net change in unrealized appreciation/
   depreciation on investments ...........      (1,967,495)         475,466       (1,673,842)       1,861,077
                                             -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
 from operations .........................         268,862        5,509,689         (203,767)       5,044,102
                                             -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income ..............        (492,288)      (1,102,478)         (88,463)        (151,097)
 From net realized gains from
   security transactions .................              --       (3,872,793)              --       (3,031,520)
                                             -------------    -------------    -------------    -------------
Net decrease in net assets from
 distributions to shareholders ...........        (492,288)      (4,975,271)         (88,463)      (3,182,617)
                                             -------------    -------------    -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ...............         403,230        2,477,785          671,653        1,520,283
 Net asset value of shares issued in
   reinvestment of distributions to
   shareholders ..........................         449,133        4,684,832           78,114        2,887,949
 Payments for shares redeemed ............      (6,368,507)     (13,052,698)      (3,012,141)      (5,752,829)
                                             -------------    -------------    -------------    -------------
Net decrease in net assets from
 capital share transactions ..............      (5,516,144)      (5,890,081)      (2,262,374)      (1,344,597)
                                             -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS ...........................      (5,739,570)      (5,355,663)      (2,554,604)         516,888

NET ASSETS
 Beginning of period .....................      56,879,029       62,234,692       42,769,692       42,252,804
                                             -------------    -------------    -------------    -------------
 End of period ...........................   $  51,139,459    $  56,879,029    $  40,215,088    $  42,769,692
                                             =============    =============    =============    =============

ACCUMULATED UNDISTRIBUTED
 (OVERDISTRIBUTED) NET
 INVESTMENT INCOME .......................   $      11,368    $     (37,454)   $       2,541    $       1,445
                                             =============    =============    =============    =============

CAPITAL SHARE ACTIVITY
 Sold ....................................          27,317          165,132           37,364           82,920
 Reinvested ..............................          30,576          313,505            4,331          160,456
 Redeemed ................................        (435,303)        (850,187)        (166,897)        (314,377)
                                             -------------    -------------    -------------    -------------
 Net decrease in shares outstanding ......        (377,410)        (371,550)        (125,202)         (71,001)
 Shares outstanding, beginning of period .       3,798,437        4,169,987        2,317,558        2,388,559
                                             -------------    -------------    -------------    -------------
 Shares outstanding, end of period .......       3,421,027        3,798,437        2,192,356        2,317,558
                                             =============    =============    =============    =============


See accompanying notes to financial statements.


                                                                                                               7

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================
                                                  JAMESTOWN TAX EXEMPT                  JAMESTOWN
                                                     VIRGINIA FUND               INTERNATIONAL EQUITY FUND
                                             ------------------------------------------------------------------
                                              SIX MONTHS                        SIX MONTHS
                                                ENDED             YEAR            ENDED             YEAR
                                             SEPTEMBER 30,       ENDED         SEPTEMBER 30,       ENDED
                                                2006            MARCH 31,         2006            MARCH 31,
                                              (UNAUDITED)         2006          (UNAUDITED)         2006
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ...................   $     561,635    $   1,091,469    $     147,918    $     175,330
 Net realized gains (losses) from:
   Security transactions .................          26,203           26,160          508,624          939,193
   Foreign currency transactions .........              --               --            1,650           (2,031)
 Net change in unrealized appreciation/
   depreciation on:
   Investments ...........................         167,283         (554,553)         (52,437)       3,281,131
   Foreign currency translation ..........              --               --             (668)              62
                                             -------------    -------------    -------------    -------------
Net increase in net assets
 from operations .........................         755,121          563,076          605,087        4,393,685
                                             -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income ..............        (544,052)      (1,089,001)         (87,099)        (164,170)
                                             -------------    -------------    -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ...............       1,262,246        1,971,725        1,545,212          764,281
 Net asset value of shares issued in
   reinvestment of distributions to
   shareholders ..........................         430,194          867,903           84,210          161,289
 Proceeds from redemption fees collected                --               --               --                5
 Payments for shares redeemed ............      (1,912,555)      (3,451,665)        (955,085)      (3,820,953)
                                             -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
 capital share transactions ..............        (220,115)        (612,037)         674,337       (2,895,378)
                                             -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS ..............................          (9,046)      (1,137,962)       1,192,325        1,334,137

NET ASSETS
 Beginning of period .....................      30,421,491       31,559,453       21,599,922       20,265,785
                                             -------------    -------------    -------------    -------------
 End of period ...........................   $  30,412,445    $  30,421,491    $  22,792,247    $  21,599,922
                                             =============    =============    =============    =============

ACCUMULATED UNDISTRIBUTED
 NET INVESTMENT INCOME ...................   $      11,998    $      10,932    $      77,805    $      15,336
                                             =============    =============    =============    =============


CAPITAL SHARE ACTIVITY
 Sold ....................................         125,796          193,535          119,730           64,093
 Reinvested ..............................          42,836           85,055            6,489           14,029
 Redeemed ................................        (190,735)        (338,953)         (74,676)        (347,821)
                                             -------------    -------------    -------------    -------------
 Net increase (decrease) in shares
   outstanding ...........................         (22,103)         (60,363)          51,543         (269,699)
 Shares outstanding, beginning of period .       3,026,281        3,086,644        1,693,086        1,962,785
                                             -------------    -------------    -------------    -------------
 Shares outstanding, end of period .......       3,004,178        3,026,281        1,744,629        1,693,086
                                             =============    =============    =============    =============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                             SEPT. 30,                               YEARS ENDED MARCH 31,
                                               2006        -----------------------------------------------------------------------
                                            (UNAUDITED)       2006           2005           2004           2003          2002(a)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $   14.97      $   14.92      $   15.40      $   13.76      $   15.66      $   16.78
                                            ---------      ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
 Net investment income ..................        0.13           0.26           0.29           0.27           0.31           0.32
 Net realized and unrealized gains
   (losses) on investments ..............       (0.01)          1.06           0.14           2.48          (1.88)         (0.86)
                                            ---------      ---------      ---------      ---------      ---------      ---------
Total from investment operations ........        0.12           1.32           0.43           2.75          (1.57)         (0.54)
                                            ---------      ---------      ---------      ---------      ---------      ---------

Less distributions:
 Dividends from net investment income ...       (0.14)         (0.27)         (0.30)         (0.29)         (0.33)         (0.35)
 Distributions from net realized gains ..          --          (1.00)         (0.61)         (0.82)            --          (0.23)
                                            ---------      ---------      ---------      ---------      ---------      ---------
Total distributions .....................       (0.14)         (1.27)         (0.91)         (1.11)         (0.33)         (0.58)
                                            ---------      ---------      ---------      ---------      ---------      ---------

Net asset value at end of period ........   $   14.95      $   14.97      $   14.92      $   15.40      $   13.76      $   15.66
                                            =========      =========      =========      =========      =========      =========

Total return(b) .........................       0.82%(c)       9.14%          2.83%         20.29%        (10.06%)        (3.22%)
                                            =========      =========      =========      =========      =========      =========

Net assets at end of period (000's) .....   $  51,139      $  56,879      $  62,235      $  63,838      $  65,339      $  96,824
                                            =========      =========      =========      =========      =========      =========

Ratio of gross expenses to
 average net assets .....................       0.93%(d)       0.93%          0.92%          0.91%          0.90%          0.86%

Ratio of net expenses to
 average net assets(e) ..................       0.89%(d)       0.89%          0.88%          0.88%          0.87%          0.83%

Ratio of net investment income to
 average net assets .....................       1.78%(d)       1.72%          1.87%          1.77%          2.12%          1.97%

Portfolio turnover rate .................         40%(d)         49%            29%            36%            38%            62%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d)  Annualized.

(e) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                             SEPT. 30,                               YEARS ENDED MARCH 31,
                                               2006        -----------------------------------------------------------------------
                                            (UNAUDITED)       2006           2005           2004           2003          2002(a)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $   18.45      $   17.69      $   18.28      $   14.47      $   18.40      $   19.94
                                            ---------      ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
 Net investment income ..................        0.04           0.07           0.12           0.05           0.04           0.06
 Net realized and unrealized gains
   (losses) on investments ..............       (0.11)          2.11           0.65           4.30          (3.93)         (1.54)
                                            ---------      ---------      ---------      ---------      ---------      ---------
Total from investment operations ........       (0.07)          2.18           0.77           4.35          (3.89)         (1.48)
                                            ---------      ---------      ---------      ---------      ---------      ---------

Less distributions:
 Dividends from net investment income ...       (0.04)         (0.07)         (0.12)         (0.05)         (0.04)         (0.06)
 Distributions from net realized gains ..          --          (1.35)         (1.24)         (0.49)            --             --
                                            ---------      ---------      ---------      ---------      ---------      ---------
Total distributions .....................       (0.04)         (1.42)         (1.36)         (0.54)         (0.04)         (0.06)
                                            ---------      ---------      ---------      ---------      ---------      ---------

Net asset value at end of period ........   $   18.34      $   18.45      $   17.69      $   18.28      $   14.47      $   18.40
                                            =========      =========      =========      =========      =========      =========

Total return(a) .........................      (0.38%)(b)     12.69%          4.34%         30.10%        (21.15%)        (7.42%)
                                            =========      =========      =========      =========      =========      =========

Net assets at end of period (000's) .....   $  40,215      $  42,770      $  42,253      $  50,187      $  38,619      $  54,807
                                            =========      =========      =========      =========      =========      =========

Ratio of gross expenses to
 average net assets .....................       0.97%(c)       0.97%          0.95%          0.94%          0.96%          0.90%

Ratio of net expenses to
 average net assets(d) ..................       0.91%(c)       0.92%          0.90%          0.88%          0.89%          0.86%

Ratio of net investment income
 to average net assets ..................       0.44%(c)       0.36%          0.63%          0.27%          0.25%          0.31%

Portfolio turnover rate .................         55%(c)         60%            34%            52%            60%            89%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized.

(c)  Annualized.

(d) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                             SEPT. 30,                               YEARS ENDED MARCH 31,
                                               2006        -----------------------------------------------------------------------
                                            (UNAUDITED)       2006           2005           2004           2003          2002(a)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $   10.05      $   10.22      $   10.57      $   10.56      $   10.12      $   10.22
                                            ---------      ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
 Net investment income ..................        0.19           0.36           0.37           0.37           0.38           0.41
 Net realized and unrealized gains
   (losses) on investments ..............        0.06          (0.17)         (0.35)          0.00(b)        0.44          (0.10)
                                            ---------      ---------      ---------      ---------      ---------      ---------
Total from investment operations ........        0.25           0.19           0.02           0.37           0.82           0.31
                                            ---------      ---------      ---------      ---------      ---------      ---------

Less distributions:
 Dividends from net investment income ...       (0.18)         (0.36)         (0.37)         (0.36)         (0.38)         (0.41)
                                            ---------      ---------      ---------      ---------      ---------      ---------

Net asset value at end of period ........   $   10.12      $   10.05      $   10.22      $   10.57      $   10.56      $   10.12
                                            =========      =========      =========      =========      =========      =========

Total return(c) .........................       2.52%(d)       1.83%          0.19%          3.61%          8.24%          3.04%
                                            =========      =========      =========      =========      =========      =========


Net assets at end of period (000's) .....   $  30,412      $  30,421      $  31,559      $  33,602      $  36,424      $  33,896
                                            =========      =========      =========      =========      =========      =========

Ratio of net expenses to
 average net assets(f) ..................       0.69%(e)       0.69%          0.69%          0.69%          0.69%          0.68%

Ratio of net investment income to
 average net assets .....................       3.71%(e)       3.50%          3.60%          3.46%          3.68%          4.02%

Portfolio turnover rate .................         14%(e)         22%            15%            43%            28%            27%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%.

(b)  Represents less than a penny per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e)  Annualized.

(f) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.75%(e) for the six months ended September 30, 2006 and 0.73%, 0.72%, 0.74% and 0.70% for the years ended March 31, 2006, 2005, 2004 and 2003, respectively.

See accompanying notes to financial statements.


THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                             SEPT. 30,                               YEARS ENDED MARCH 31,
                                               2006        -----------------------------------------------------------------------
                                            (UNAUDITED)       2006           2005           2004           2003           2002
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $   12.76      $   10.33      $    9.42      $    6.31      $    8.98      $   10.56
                                            ---------      ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
 Net investment income ..................        0.09           0.10           0.08           0.05           0.06           0.01
 Net realized and unrealized gains
   (losses) on investments and
   foreign currencies ...................        0.26           2.43           0.91           3.12          (2.69)         (1.47)
                                            ---------      ---------      ---------      ---------      ---------      ---------
Total from investment operations ........        0.35           2.53           0.99           3.17          (2.63)         (1.46)
                                            ---------      ---------      ---------      ---------      ---------      ---------

Less distributions:
 Dividends from net investment income ...       (0.05)         (0.10)         (0.08)         (0.05)         (0.05)         (0.05)
 Return of capital ......................          --             --             --             --             --          (0.08)
 Distributions from net realized gains ..          --             --             --          (0.01)            --             --
                                            ---------      ---------      ---------      ---------      ---------      ---------
Total distributions .....................       (0.05)         (0.10)         (0.08)         (0.06)         (0.05)         (0.13)
                                            ---------      ---------      ---------      ---------      ---------      ---------

Proceeds from redemption fees collected .          --           0.00(a)          --           0.00(a)        0.01           0.01
                                            ---------      ---------      ---------      ---------      ---------      ---------

Net asset value at end of period ........   $   13.06      $   12.76      $   10.33      $    9.42      $    6.31      $    8.98
                                            =========      =========      =========      =========      =========      =========


Total return(b) .........................       2.75%(c)      24.54%         10.51%         50.22%        (29.18%)       (13.66%)
                                            =========      =========      =========      =========      =========      =========


Net assets at end of period (000's) .....   $  22,792      $  21,600      $  20,266      $  21,158      $  21,308      $  44,022
                                            =========      =========      =========      =========      =========      =========


Ratio of net expenses to
 average net assets(e) ..................       1.44%(d)       1.44%          1.43%          1.38%          1.38%          1.38%

Ratio of net investment income
 to average net assets ..................       1.34%(d)       0.89%          0.78%          0.57%          0.60%          0.12%

Portfolio turnover rate .................         15%(d)         13%           111%            78%            56%            80%

(a)  Represents less than a penny per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d)  Annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.75%(d) for the six months ended September 30, 2006 and 1.87%, 1.92%, 1.77%, 1.70% and
     1.51% for the  years  ended  March 31,  2006,  2005,  2004,  2003 and 2002, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
  SHARES       COMMON STOCKS -- 66.5%                                 VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- 5.5%
     11,700    Home Depot, Inc. ................................  $    424,359
      6,000    J.C. Penney Company, Inc. .......................       410,340
     13,800    Lowe's Companies, Inc. ..........................       387,228
     14,100    McDonald's Corporation ..........................       551,592
     22,000    Staples, Inc. ...................................       535,260
      9,500    Target Corporation ..............................       524,875
                                                                  ------------
                                                                     2,833,654
                                                                  ------------
               CONSUMER STAPLES -- 6.4%
      8,500    Archer-Daniels-Midland Company ..................       321,980
      9,900    Coca-Cola Company (The) .........................       442,332
     19,500    Constellation Brands, Inc.(a) ...................       561,210
      9,900    CVS Corporation .................................       317,988
     13,500    PepsiCo, Inc. ...................................       881,010
      9,000    Procter & Gamble Company (The) ..................       557,820
      6,000    Sysco Corporation ...............................       200,700
                                                                  ------------
                                                                     3,283,040
                                                                  ------------
               ENERGY -- 6.2%
      7,500    Chevron Corporation .............................       486,450
      6,000    ConocoPhillips ..................................       357,180
      7,700    Exxon Mobil Corporation .........................       516,670
     15,500    Nabors Industries Ltd.(a) .......................       461,125
      5,300    Noble Corporation ...............................       340,154
      7,500    Noble Energy, Inc. ..............................       341,925
      5,500    Schlumberger Ltd ................................       341,165
      9,000    Smith International, Inc. .......................       349,200
                                                                  ------------
                                                                     3,193,869
                                                                  ------------
               FINANCIALS -- 13.6%
     11,000    American International Group, Inc. ..............       728,860
     14,000    Bank of America Corporation .....................       749,980
      9,500    Chubb Corporation (The) .........................       493,620
     10,500    CIT Group, Inc. .................................       510,615
      5,500    Franklin Resources, Inc. ........................       581,625
      8,500    Lehman Brothers Holdings, Inc. ..................       627,810
      7,200    Merrill Lynch & Company, Inc. ...................       563,184
      9,000    MetLife, Inc. ...................................       510,120
      8,000    Morgan Stanley ..................................       583,280
      4,500    PNC Financial Services Group, Inc. ..............       325,980
      6,150    Prudential Financial, Inc. ......................       468,937
     11,000    St. Paul Travelers Companies, Inc. (The) ........       515,790
      5,500    Wachovia Corporation ............................       306,900
                                                                  ------------
                                                                     6,966,701
                                                                  ------------
               HEALTH CARE -- 9.0%
     12,000    Aetna, Inc. .....................................       474,600
     10,000    Amgen, Inc.(a) ..................................       715,300
      7,500    Fisher Scientific International, Inc.(a) ........       586,800
      6,000    Gilead Sciences, Inc.(a) ........................       412,200
      8,000    Johnson & Johnson ...............................       519,520
     18,000    Pfizer, Inc. ....................................       510,480
     14,800    Teva Pharmaceutical Industries Ltd. - ADR .......       504,532

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES       COMMON STOCKS -- 66.5% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
               HEALTH CARE -- 9.0% (CONTINUED)
      6,850    WellPoint, Inc.(a) ..............................  $    527,793
      5,000    Zimmer Holdings, Inc.(a) ........................       337,500
                                                                  ------------
                                                                     4,588,725
                                                                  ------------
               INDUSTRIALS -- 8.9%
      7,500    Caterpillar, Inc. ...............................       493,500
     14,000    Dover Corporation ...............................       664,160
      4,000    General Dynamics Corporation ....................       286,680
     30,000    General Electric Company ........................     1,059,000
     12,800    Ingersoll-Rand Company Ltd. - Class A ...........       486,144
     10,600    ITT Industries, Inc. ............................       543,462
     12,000    Norfolk Southern Corporation ....................       528,600
      5,400    Textron, Inc. ...................................       472,500
                                                                  ------------
                                                                     4,534,046
                                                                  ------------
               INFORMATION TECHNOLOGY -- 11.0%
     12,900    Accenture Ltd. - Class A ........................       409,059
     22,000    Applied Materials, Inc. .........................       390,060
     38,000    Cisco Systems, Inc.(a) ..........................       874,000
        700    Google, Inc.(a) .................................       281,330
     11,400    Harris Corporation ..............................       507,186
      6,000    International Business Machines Corporation .....       491,640
     26,000    Microsoft Corporation ...........................       710,580
     24,000    Motorola, Inc. ..................................       600,000
     34,000    Oracle Corporation(a) ...........................       603,160
     10,000    Qualcomm, Inc. ..................................       363,500
     21,200    Western Digital Corporation(a) ..................       383,720
                                                                  ------------
                                                                     5,614,235
                                                                  ------------
               MATERIALS -- 2.0%
     12,000    Alcoa, Inc. .....................................       336,480
      5,600    Alleghany Technologies, Inc. ....................       348,264
      6,000    Praxair, Inc. ...................................       354,960
                                                                  ------------
                                                                     1,039,704
                                                                  ------------
               TELECOMMUNICATIONS SERVICES -- 1.7%
     16,900    AT&T, Inc. ......................................       550,264
      8,300    America Movil S.A. de C.V. - Series L - ADR .....       326,771
                                                                  ------------
                                                                       877,035
                                                                  ------------
               UTILITIES -- 2.2%
     12,000    FPL Group, Inc. .................................       540,000
      9,000    TXU Corporation .................................       562,680
                                                                  ------------
                                                                     1,102,680
                                                                  ------------

               TOTAL COMMON STOCKS (Cost $26,468,800) ..........  $ 34,033,689
                                                                  ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE     U.S. TREASURY OBLIGATIONS -- 3.8%                      VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY NOTES -- 3.3%
$   500,000    4.00%, due 02/15/2014 ...........................  $    480,762
  1,250,000    4.25%, due 11/15/2014 ...........................     1,219,043
                                                                  ------------
                                                                     1,699,805
                                                                  ------------
               U.S. TREASURY INFLATION-PROTECTION NOTES -- 0.5%
    263,284    3.375%, due 01/15/2007 ..........................       261,000
                                                                  ------------

               TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,011,748)  $  1,960,805
                                                                  ------------

================================================================================
 PAR VALUE     U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.0%             VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN BANK -- 2.0%
$ 1,000,000    4.125%, due 11/15/2006 ..........................  $    998,507
                                                                  ------------

               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.6%
  1,000,000    6.625%, due 09/15/2009 ..........................     1,045,459
    300,000    5.125%, due 07/15/2012 ..........................       302,803
    500,000    5.25%, due 07/18/2016 ...........................       510,273
                                                                  ------------
                                                                     1,858,535
                                                                  ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.4%
    250,000    4.00%, due 12/14/2007 ...........................       246,675
    250,000    7.25%, due 01/15/2010 ...........................       267,575
    200,000    5.50%, due 03/15/2011 ...........................       204,706
                                                                  ------------
                                                                       718,956
                                                                  ------------

               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (Cost $3,499,600) .............................  $  3,575,998
                                                                  ------------

================================================================================
 PAR VALUE     MORTGAGE-BACKED SECURITIES -- 5.0%                     VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.3%
$    29,147    Pool #1471, 7.00%, due 03/01/2008 ...............  $     29,094
    103,872    Pool #E00616, 6.00%, due 01/01/2014 .............       105,337
     34,909    Pool #E90624, 6.00%, due 08/01/2017 .............        35,401
    493,574    Pool #43942, 5.50%, 03/01/2036 ..................       486,809
                                                                  ------------
                                                                       656,641
                                                                  ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.6%
    269,141    Pool #618465, 5.00%, due 12/01/2016 .............       264,477
    357,137    Pool #684231, 5.00%, due 01/01/2018 .............       350,948
    319,335    Pool #255455, 5.00%, due 10/01/2024 .............       310,221
    517,437    Pool #255702, 5.00%, due 05/01/2025 .............       502,310
     70,633    Pool #489757, 6.00%, due 04/01/2029 .............        70,959
    343,681    Pool #808413, 5.50%, due 01/01/2035 .............       338,607
                                                                  ------------
                                                                     1,837,522
                                                                  ------------
               GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.1%
     49,736    Pool #781344, 6.50%, due 10/01/2031 .............        51,014
                                                                  ------------

               TOTAL MORTGAGE-BACKED SECURITIES
                 (Cost $2,580,567) .............................  $  2,545,177
                                                                  ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE     CORPORATE BONDS -- 13.5%                               VALUE
--------------------------------------------------------------------------------
               Alcoa, Inc.,
$   250,000      6.50%, due 06/01/2011 .........................  $    262,638
               American Express Company,
    150,000      4.875%, due 07/15/2013 ........................       146,202
               Anheuser-Busch Companies, Inc.,
    249,000      5.375%, due 09/15/2008 ........................       250,036
               BB&T Corporation,
    325,000      6.50%, due 08/01/2011 .........................       342,207
               Burlington Resources, Inc.,
    350,000      6.68%, due 02/15/2011 .........................       369,265
               Citigroup, Inc.,
    200,000      5.00%, due 03/06/2007 .........................       199,676
               ConocoPhillips,
    200,000      4.75%, due 10/15/2012 .........................       195,880
               Deutsche Telekom AG,
    300,000      8.00%, due 06/15/2010 .........................       327,268
               Dover Corporation,
    345,000      6.50%, due 02/15/2011 .........................       361,187
               Duke Realty L.P., Medium Term Notes,
    390,000      6.75%, due 05/30/2008 .........................       398,605
               FPL Group Capital, Inc.,
    300,000      7.375%, due 06/01/2009 ........................       315,619
               General Dynamics Corporation,
    125,000      4.25%, due 05/15/2013 .........................       118,361
               Goldman Sachs Group, Inc.,
    350,000      6.65%, due 05/15/2009 .........................       362,899
               GTE Northwest, Inc.,
    300,000      6.30%, due 06/01/2010 .........................       304,862
               HSBC Finance Corporation,
    300,000      6.40%, due 06/17/2008 .........................       305,674
               Illinois Tool Works, Inc.,
    216,000      5.75%, due 03/01/2009 .........................       219,330
               International Business Machines Corporation,
    175,000      4.375%, due 06/01/2009 ........................       172,073
               Jefferson-Pilot Corporation,
    100,000      4.75%, due 01/30/2014 .........................        95,502
               JPMorgan Chase & Company,
    300,000      6.75%, due 02/01/2011 .........................       317,259
               May Department Stores Company,
    260,000      5.95%, due 11/01/2008 .........................       262,105
               Morgan Stanley,
    250,000      5.30%, due 03/01/2013 .........................       249,615
               SunTrust Banks, Inc.
    300,000      6.00%, due 01/15/2028 .........................       314,171
               Union Camp Corporation,
    300,000      6.50%, due 11/15/2007 .........................       302,267
               United Technologies Corporation,
    250,000      6.10%, due 05/15/2012 .........................       261,235
               U.S. Bank, N.A.,
    200,000      4.80%, due 04/15/2015 .........................       192,502

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE     CORPORATE BONDS -- 13.5% (CONTINUED)                   VALUE
--------------------------------------------------------------------------------
               Wachovia Corporation,
$   250,000      5.25%, due 08/01/2014 .........................  $    247,243
                                                                  ------------

               TOTAL CORPORATE BONDS (Cost $6,759,215) .........  $  6,893,681
                                                                  ------------

================================================================================
 PAR VALUE     MUNICIPAL DEBT SECURITIES -- 0.5%                      VALUE
--------------------------------------------------------------------------------
$   230,000    Virginia State Resources Authority,
                 Infrastructure, Revenue,
                 5.90%, due 05/01/2011 (Cost $233,472) .........  $    237,907
                                                                  ------------

================================================================================
 PAR VALUE     REGIONAL AUTHORITY BONDS -- 0.4%                       VALUE
--------------------------------------------------------------------------------
$   205,000    Manitoba (Province of), Medium Term Notes,
                 5.50%, due 10/01/2008 (Cost $204,679) .........  $    207,116
                                                                  ------------

================================================================================
  SHARES       MONEY MARKET FUNDS -- 3.0%                             VALUE
--------------------------------------------------------------------------------
  1,516,304    Fidelity Institutional Money Market Portfolio
                 (Cost $1,516,304) .............................  $  1,516,304
                                                                  ------------

               TOTAL INVESTMENTS AT VALUE -- 99.7%
                 (Cost $43,274,385) ............................  $ 50,970,677

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3% ...       168,782
                                                                  ------------

               NET ASSETS -- 100.0% ............................  $ 51,139,459
                                                                  ============


(a) Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
  SHARES       COMMON STOCKS -- 95.4%                                 VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- 8.0%
     13,100    Home Depot, Inc. ................................  $    475,137
      7,000    J.C. Penney Company, Inc. .......................       478,730
     15,400    Lowe's Companies, Inc. ..........................       432,124
     15,800    McDonald's Corporation ..........................       618,096
     25,000    Staples, Inc. ...................................       608,250
     11,000    Target Corporation ..............................       607,750
                                                                  ------------
                                                                     3,220,087
                                                                  ------------
               CONSUMER STAPLES -- 8.7%
      9,900    Archer-Daniels-Midland Company ..................       375,012
     11,600    Coca- Cola Company ..............................       518,288
     21,000    Constellation Brands, Inc.(a) ...................       604,380
     11,300    CVS Corporation .................................       362,956
     15,000    PepsiCo, Inc. ...................................       978,900
     10,500    Procter & Gamble Company (The) ..................       650,790
                                                                  ------------
                                                                     3,490,326
                                                                  ------------
               ENERGY -- 8.9%
      8,700    Chevron Corporation .............................       564,282
      6,700    ConocoPhillips ..................................       398,851
      8,850    Exxon Mobil Corporation .........................       593,835
     17,000    Nabors Industries Ltd.(a) .......................       505,750
      6,200    Noble Corporation ...............................       397,916
      8,000    Noble Energy, Inc. ..............................       364,720
      6,300    Schlumberger Ltd. ...............................       390,789
      9,000    Smith International, Inc. .......................       349,200
                                                                  ------------
                                                                     3,565,343
                                                                  ------------
               FINANCIALS -- 20.2%
     12,650    American International Group, Inc. ..............       838,189
     15,000    Bank of America Corporation .....................       803,550
     11,200    Chubb Corporation (The) .........................       581,952
     11,200    CIT Group, Inc. .................................       544,656
      6,200    Franklin Resources, Inc. ........................       655,650
      9,500    Lehman Brothers Holdings, Inc. ..................       701,670
      8,000    Merrill Lynch & Company, Inc. ...................       625,760
     11,000    Metlife, Inc. ...................................       623,480
      9,000    Morgan Stanley ..................................       656,190
      7,000    PNC Financial Services Group, Inc. ..............       507,080
      7,050    Prudential Financial, Inc. ......................       537,562
     11,500    St. Paul Travelers Companies, Inc. (The) ........       539,235
      9,500    Wachovia Corporation ............................       530,100
                                                                  ------------
                                                                     8,145,074
                                                                  ------------
               HEALTH CARE -- 13.1%
     13,200    Aetna, Inc. .....................................       522,060
     11,500    Amgen, Inc.(a) ..................................       822,595
      8,700    Fisher Scientific International, Inc.(a) ........       680,688
      7,000    Gilead Sciences, Inc.(a) ........................       480,900
      9,000    Johnson & Johnson ...............................       584,460
     21,000    Pfizer, Inc. ....................................       595,560
     17,200    Teva Pharmaceutical Industries Ltd. - ADR .......       586,348
      7,850    WellPoint, Inc.(a) ..............................       604,843
      5,800    Zimmer Holdings, Inc.(a) ........................       391,500
                                                                  ------------
                                                                     5,268,954
                                                                  ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES       COMMON STOCKS -- 95.4% (Continued)                     VALUE
--------------------------------------------------------------------------------
               INDUSTRIALS -- 12.7%
      8,500    Caterpillar, Inc. ...............................  $    559,300
     16,500    Dover Corporation ...............................       782,760
      4,500    General Dynamics Corporation ....................       322,515
     34,000    General Electric Company ........................     1,200,200
     14,200    Ingersoll-Rand Company Ltd. - Class A ...........       539,316
     11,500    ITT Industries, Inc. ............................       589,605
     13,000    Norfolk Southern Corporation ....................       572,650
      6,200    Textron, Inc. ...................................       542,500
                                                                  ------------
                                                                     5,108,846
                                                                  ------------
               INFORMATION TECHNOLOGY -- 15.6%
     14,000    Accenture Ltd. - Class A ........................       443,940
     24,000    Applied Materials, Inc. .........................       425,520
     42,000    Cisco Systems, Inc.(a) ..........................       966,000
        750    Google, Inc.(a) .................................       301,425
     12,600    Harris Corporation ..............................       560,574
      7,000    International Business Machines Corporation .....       573,580
     29,000    Microsoft Corporation ...........................       792,570
     27,000    Motorola, Inc. ..................................       675,000
     39,000    Oracle Corporation(a) ...........................       691,860
     10,500    Qualcomm, Inc. ..................................       381,675
     24,600    Western Digital Corporation (a) .................       445,260
                                                                  ------------
                                                                     6,257,404
                                                                  ------------
               MATERIALS -- 3.0%
     13,500    Alcoa, Inc. .....................................       378,540
      6,400    Alleghany Techologies, Inc. .....................       398,016
      7,100    Praxair, Inc. ...................................       420,036
                                                                  ------------
                                                                     1,196,592
                                                                  ------------
               TELECOMMUNICATIONS SERVICES -- 2.3%
     18,000    AT&T, Inc. ......................................       586,080
      9,200    America Movil S.A. de C.V. - Series L - ADR .....       362,204
                                                                  ------------
                                                                       948,284
                                                                  ------------
               UTILITIES -- 2.9%
     13,000    FPL Group, Inc. .................................       585,000
      9,500    TXU Corporation .................................       593,940
                                                                  ------------
                                                                     1,178,940
                                                                  ------------

               TOTAL COMMON STOCKS (Cost $30,667,973) ..........  $ 38,379,850
                                                                  ------------

================================================================================
  SHARES       MONEY MARKET FUNDS -- 4.6%                             VALUE
--------------------------------------------------------------------------------
  1,829,305    Fidelity Institutional Money Market Portfolio
                 (Cost $1,829,305) .............................  $  1,829,305
                                                                  ------------

               TOTAL INVESTMENTS AT VALUE -- 100.0%
                 (Cost $32,497,278) ............................  $ 40,209,155

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0% ...         5,933
                                                                  ------------

               NET ASSETS -- 100.0% ............................  $ 40,215,088
                                                                  ============

(a) Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
     PAR       VIRGINIA FIXED RATE REVENUE AND GENERAL
    VALUE      OBLIGATION (GO) BONDS -- 98.2%                         VALUE
--------------------------------------------------------------------------------
               Alexandria, Virginia, GO,
$ 1,000,000      5.00%, due 06/15/2011, prerefunded 06/15/2010
                 @ 101 .........................................  $  1,061,670
               Arlington Co., Virginia, GO,
    500,000      4.10%, due 11/01/2018 .........................       509,370
               Chesterfield Co., Virginia, GO,
  1,000,000      4.75%, due 01/01/2013, prerefunded 01/01/2008
                 @ 100 .........................................     1,014,930
               Fairfax Co., Virginia, Economic Dev. Authority,
                 Revenue,
  1,000,000      5.00%, due 06/01/2018 .........................     1,074,800
               Fairfax Co., Virginia, GO,
    700,000      5.00%, due 10/01/2011 .........................       747,663
               Fauquier Co., Virginia, GO,
    500,000      5.00%, due 07/01/2017 .........................       548,500
               Hampton, Virginia, GO,
  1,000,000      5.50%, due 02/01/2012, prerefunded 02/01/2010
                 @ 102 .........................................     1,080,700
               Hanover Co., Virginia, GO,
  1,000,000      5.125%, due 07/15/2013 ........................     1,049,190
               Hanover Co., Virginia, Industrial Dev. Authority,
                 Revenue,
  1,000,000      6.50%, due 08/15/2009 .........................     1,076,850
               Henrico Co., Virginia, Economic Dev. Authority,
                 Revenue,
  1,000,000      5.50%, due 11/01/2008 .........................     1,039,510
               James City, Virginia, School District, GO,
    500,000      5.00%, due 12/15/2018 .........................       543,400
               James City, Virginia, Service Authority, Water
                 and Sewer, Revenue,
  1,000,000      5.125%, due 01/15/2017 ........................     1,080,810
               Loudoun Co., Virginia, GO,
    500,000      5.00%, due 07/01/2012 .........................       537,685
               Loudoun Co., Virginia, Industrial Dev. Authority,
                 Public Facility Lease, Revenue,
  1,000,000      5.00%, due 03/01/2019 .........................     1,064,850
               Loudoun Co., Virginia, Industrial Dev. Authority,
                 Revenue,
    800,000      3.78%, floating rate, due 02/15/2038 ..........       800,000
               Lynchburg, Virginia, GO,
    500,000      5.00%, due 06/01/2015 .........................       546,150
               Medical College of Virginia, Hospitals Authority,
                 Revenue,
    700,000      5.00%, due 07/01/2013 .........................       727,685
               New Kent Co., Virginia, Economic Dev. Authority,
                 Revenue,
    500,000      5.00%, due 02/01/2019 .........................       543,255
               Norfolk, Virginia, Water, Revenue,
  1,000,000      5.00%, due 11/01/2016 .........................     1,059,770
               Portsmouth, Virginia, GO,
    290,000      5.00%, due 08/01/2017 .........................       295,786
    310,000      5.00%, due 08/01/2017, prerefunded 08/01/07
                 @101 ..........................................       316,841
               Richmond, Virginia, GO,
  1,000,000      5.45%, due 01/15/2008 .........................     1,024,280
               Richmond, Virginia, Industrial Dev. Authority,
                 Government Facilities, Revenue,
  1,010,000      4.75%, due 07/15/2010 .........................     1,052,945
               Richmond, Virginia, Metropolitan Authority,
                 Revenue,
  1,000,000      5.25%, due 07/15/2014 .........................     1,104,000

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     PAR       VIRGINIA FIXED RATE REVENUE AND GENERAL
    VALUE      OBLIGATION (GO) BONDS -- 98.2%                         VALUE
--------------------------------------------------------------------------------
               Southeastern Public Service Authority,
                 Virginia, Revenue,
$ 1,000,000      5.00%, due 07/01/2015 .........................  $  1,081,470
               Spotsylvania Co., Virginia, GO,
    500,000      5.00%, due 01/15/2016 .........................       539,835
               Suffolk, Virginia, GO,
  1,000,000      5.00%, due 12/01/2015 .........................     1,033,850
               University of Virginia, Revenue,
  1,000,000      5.25%, due 06/01/2012 .........................     1,052,030
               Upper Occoquan, Virginia, Sewer Authority,
                 Revenue,
    250,000      5.15%, due 07/01/2020 .........................       279,893
               Virginia Beach, Virginia, GO,
    800,000      5.25%, due 08/01/2010 .........................       831,464
               Virginia College Building Authority, Educational
                 Facilities, Revenue,
    500,000      5.00%, due 02/01/2017 .........................       537,360
    500,000      5.00%, due 04/01/2017 .........................       542,315
               Virginia Commonwealth Transportation Board,
                 Federal Highway Reimbursement Anticipation
                 Note, Revenue,
    500,000      5.00%, due 09/28/2015 .........................       547,555
               Virginia Commonwealth Transportation Board,
                 Transportation Revenue,
    850,000      7.25%, due 05/15/2020 .........................       877,021
               Virginia Polytechnic Institute & State
                 University, Revenue,
    500,000      5.00%, due 06/01/2016 .........................       544,095
               Virginia State, GO,
    500,000      5.00%, due 06/01/2012 .........................       537,245
               Virginia State Public School Authority, Revenue,
    995,000      5.25%, due 08/01/2009 .........................     1,041,069
               Virginia State Resource Authority, Revenue,
    500,000      5.50%, due 05/01/2017 .........................       533,830
                                                                  ------------
               TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                 OBLIGATION (GO) BONDS (Cost $29,270,675) ......  $ 29,879,672
                                                                  ------------

================================================================================
    SHARES       MONEY MARKET FUNDS -- 1.8%                           VALUE
--------------------------------------------------------------------------------
    541,459    Fidelity Institutional Tax-Exempt Portfolio
                 (Cost $541,459) ...............................  $    541,459
                                                                  ------------

               TOTAL INVESTMENTS AT VALUE -- 100.0%
                 (Cost $29,824,134) ............................  $ 30,421,131

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%) .        (8,686)
                                                                  ------------

               NET ASSETS -- 100.0% ............................  $ 30,412,445
                                                                  ============


See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================
    SHARES     COMMON STOCKS -- 98.0%                                 VALUE
--------------------------------------------------------------------------------
               CHINA -- 0.2%
    112,538    Air China Ltd. - Class H(a)(b) ..................  $     48,412
                                                                  ------------

               DENMARK -- 0.8%
      2,326    Novo Nordisk A/S - Class B(b) ...................       172,875
                                                                  ------------

               FINLAND -- 1.2%
      9,617    Nokia Oyj(a)(b) .................................       189,250
      4,119    Nokia Oyj - ADR .................................        81,103
                                                                  ------------
                                                                       270,353
                                                                  ------------
               FRANCE -- 10.2%
     16,134    Alcatel SA (b) ..................................       196,565
      4,451    Carrefour SA ....................................       280,957
      1,487    Casino Guichard-Perrachon SA(b) .................       119,530
      3,027    Compagnie de Saint-Gobain (a)(b) ................       219,228
      4,488    France Telecom SA(b) ............................       103,116
      1,698    PPR SA(b) .......................................       251,345
      2,260    Sanofi-Aventis(b) ...............................       200,719
      9,716    Suez SA(b) ......................................       426,464
      4,997    Total SA(b) .....................................       327,419
      5,591    Vivendi Universal SA(b) .........................       201,150
                                                                  ------------
                                                                     2,326,493
                                                                  ------------
               GERMANY -- 10.1%
      1,861    Allianz AG(b) ...................................       321,028
      1,482    Altana AG(b) ....................................        81,756
      4,368    Bayer AG(b) .....................................       221,705
      2,940    Deustche Bank AG(b) .............................       354,212
      1,597    Deustche Postbank AG(b) .........................       121,011
      5,571    Infineon Technologies AG(a)(b) ..................        65,892
      2,866    KarstadtQuelle AG(b) ............................        68,193
      2,757    Metro AG(b) .....................................       160,469
      1,477    Muencher Rueckversicherungs-Gesellschaft AG (b) .       232,918
      1,409    SAP AG(b) .......................................       278,870
      4,260    Siemens AG(b) ...................................       370,345
         92    Wacker Chemie AG(a)(b) ..........................        10,812
                                                                  ------------
                                                                     2,287,211
                                                                  ------------
               GREECE -- 1.1%
      9,986    Hellenic Telecommunications Organization SA(b) ..       244,211
                                                                  ------------

               ITALY -- 4.9%
      6,433    Assicurazioni Generali SpA(b) ...................       240,176
     25,108    Enel SpA(b) .....................................       228,956
     15,022    ENI SpA(b) ......................................       445,898
     22,966    UniCredito Italiano SpA(b) ......................       190,398
                                                                  ------------
                                                                     1,105,428
                                                                  ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 98.0%                                 VALUE
--------------------------------------------------------------------------------
               JAPAN -- 27.1%
      9,300    Bridgestone Corporation(b) ......................  $    188,422
      3,750    Canon, Inc.(b) ..................................       196,072
     14,000    Daiwa Securities Group, Inc.(b) .................       163,873
         39    East Japan Railway Company(b) ...................       272,928
        600    Electric Power Development Company Ltd.(b) ......        21,417
      2,800    FAST RETAILING COMPANY Ltd.(b) ..................       263,414
      8,400    JSR Corporation(b) ..............................       185,309
        550    KEYENCE CORPORATION(b) ..........................       126,649
      9,200    MARUI COMPANY LTD.(b) ...........................       135,107
     12,000    Matsushita Electric Industrial Company Ltd.(b) ..       253,886
         18    Millea Holdings, Inc. ...........................       314,064
     21,000    Mitsubishi Estate Company Ltd.(b) ...............       459,506
         42    Mitsubishi UFJ Financial Group, Inc. ............       540,719
     10,500    Nikko Cordial Corporation(b) ....................       122,093
     20,400    Nomura Holdings, Inc.(b) ........................       359,329
         78    NTT Data Corporation(b) .........................       360,589
        112    NTT DoCoMo, Inc.(b) .............................       172,634
     14,200    PIONEER Corporation(b) ..........................       250,067
      4,000    SECOM Company Ltd.(b) ...........................       198,317
      8,600    Seven & I Holdings Company Ltd.(a)(b) ...........       277,215
     13,000    Sharp Corporation(b) ............................       223,208
        500    SUMCO CORPORATION ...............................        37,056
         44    Sumitomo Mitsui Financial Group, Inc.(b) ........       462,273
      3,550    T&D Holdings, Inc.(b) ...........................       257,320
      1,800    TDK CORPORATION(b) ..............................       144,251
      2,700    Tokyo Electron Ltd.(b) ..........................       199,696
                                                                  ------------
                                                                     6,185,414
                                                                  ------------
               NETHERLANDS -- 7.6%
      4,120    ABN AMRO Holdings NV(b) .........................       120,008
      7,561    Aegon NV(b) .....................................       141,621
      3,469    Akzo Nobel NV(b) ................................       213,374
      6,780    Fortis(b) .......................................       274,644
      6,893    ING Groep NV(b) .................................       302,613
     39,009    Koninklijke (Royal) KPN NV(a)(b) ................       496,527
      5,253    Koninklijke (Royal) Philips Electronics NV(b) ...       183,673
                                                                  ------------
                                                                     1,732,460
                                                                  ------------
               NORWAY -- 1.0%
      9,456    Statoil ASA(b) ..................................       225,450
                                                                  ------------

               POLAND -- 0.2%
      4,833    Powszechna Kasa Oszczednosci Bank Polski SA(a)(b)        56,270
                                                                  ------------

               PORTUGAL -- 0.5%
     27,846    EDP - Energias de Portugal SA(b) ................       120,489
                                                                  ------------

               SINGAPORE -- 1.4%
     26,000    DBS Group Holdings Ltd.(b) ......................       314,210
                                                                  ------------

               SOUTH KOREA -- 1.2%
      2,890    Hyundai Motor Company ...........................       247,322
      1,579    Lotte Shopping Company Ltd.(a) ..................        27,943
                                                                  ------------
                                                                       275,265
                                                                  ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 98.0% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
               SPAIN -- 3.2%
     17,925    Repsol YPF SA(b) ................................  $    532,307
     11,276    Telefonica SA(a)(b) .............................       194,999
                                                                  ------------
                                                                       727,306
                                                                  ------------
               SWEDEN -- 2.3%
     24,467    Nordea Bank AB(b) ...............................       320,442
     61,565    Telefonaktiebolaget LM Ericsson(a)(b) ...........       212,694
                                                                  ------------
                                                                       533,136
                                                                  ------------
               SWITZERLAND -- 5.9%
      4,603    Credit Suisse Group(b) ..........................       265,430
        582    Nestle SA(b) ....................................       202,231
      6,812    Novartis AG(b) ..................................       396,325
      1,661    Roche Holdings AG(b) ............................       286,165
      1,065    Swiss Re(b) .....................................        81,180
        469    Zurich Financial Services AG(b) .................       114,828
                                                                  ------------
                                                                     1,346,159
                                                                  ------------
               UNITED KINGDOM -- 19.1%
     26,092    BAE Systems PLC(b) ..............................       192,395
      5,304    Berkeley Group (The) PLC(a)(b) ..................       133,904
     19,725    Cadbury Schweppes PLC ...........................       209,464
      2,271    Carnival PLC(b) .................................       108,345
     20,817    GlaxoSmithKline PLC(b) ..........................       552,710
     28,888    Imperial Chemical Industries PLC(b) .............       214,144
     36,140    J Sainsbury PLC(b) ..............................       253,326
      9,414    Kesa Electricals PLC(a)(b) ......................        57,428
     41,187    Kingfisher PLC(b) ...............................       188,961
     12,009    Land Securities Group PLC(b) ....................       441,279
     24,321    Lloyds TSB Group PLC(b) .........................       245,552
     22,147    Prudential PLC(b) ...............................       273,996
     24,122    Rolls-Royce Group PLC(b) ........................       203,727
     13,187    Royal Dutch Shell PLC - Class A(a)(b) ...........       435,061
      7,113    Royal Dutch Shell PLC - Class B(a)(b) ...........       241,537
     10,215    Smiths Group PLC(b) .............................       170,981
        392    United Utilities PLC(b) .........................         5,160
      8,211    Whitbread PLC(b) ................................       198,624
     35,432    William Morrison Supermarkets PLC(b) ............       160,956
    101,239    Woolworths Group PLC(b) .........................        67,205
                                                                  ------------
                                                                     4,354,755
                                                                  ------------

               TOTAL COMMON STOCKS -- 98.0% (Cost $16,588,948) .  $ 22,325,897

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.0% ...       466,350
                                                                  ------------

               NET ASSETS -- 100.0% ............................  $ 22,792,247
                                                                  ============

(a)  Non-income producing security.

(b) Fair value priced (Note 1). Fair valued securities totalled $20,833,789 at September 30, 2006, representing 90.4% of net assets.

ADR  - American Depositary Receipt.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 (UNAUDITED)
================================================================================

1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national or foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the periods ended September 30, 2006 and March 31, 2006, proceeds from redemption fees totaled $0 and $5, respectively

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributions paid during the periods ended September 30, 2006 and March 31, 2006 was as follows:

                                                                                     EXEMPT-
                                       PERIODS       ORDINARY       LONG-TERM       INTEREST          TOTAL
                                        ENDED         INCOME      CAPITAL GAINS     DIVIDENDS     DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund                9/30/06    $    492,288    $         --    $         --     $    492,288
                                       3/31/06    $  1,775,891    $  3,199,380    $         --     $  4,975,271
-----------------------------------------------------------------------------------------------------------------
Jamestown Equity Fund                  9/30/06    $     88,463    $         --    $         --     $     88,463
                                       3/31/06    $    632,226    $  2,550,391    $         --     $  3,182,617
-----------------------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund     9/30/06    $         --    $         --    $    544,052     $    544,052
                                       3/31/06    $         --    $         --    $  1,089,001     $  1,089,001
-----------------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund    9/30/06    $     87,099    $         --    $         --     $     87,099
                                       3/31/06    $    164,170    $         --    $         --     $    164,170
-----------------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributable earnings at September 30, 2006 was as follows:

---------------------------------------------------------------------------------------------------------------
                                                                                 JAMESTOWN        JAMESTOWN
                                               JAMESTOWN        JAMESTOWN        TAX EXEMPT     INTERNATIONAL
                                               BALANCED           EQUITY          VIRGINIA         EQUITY
                                                 FUND              FUND             FUND            FUND
---------------------------------------------------------------------------------------------------------------
Cost of portfolio investments ............   $  43,362,101    $  32,543,617    $  29,812,136    $  16,609,408
                                             =============    =============    =============    =============
Gross unrealized appreciation ............   $   8,135,486    $   8,035,685    $     641,076    $   5,920,805
Gross unrealized depreciation ............        (526,910)        (370,147)         (32,081)        (204,316)
                                             -------------    -------------    -------------    -------------
Net unrealized appreciation on investments   $   7,608,576    $   7,665,538    $     608,995    $   5,716,489
                                             -------------    -------------    -------------    -------------
Net unrealized depreciation on translation
 of assets and liabilities in foreign
 currencies ..............................            --               --               --               (621)
Undistributed ordinary income ............          31,420            9,077           18,194           80,130
Undistributed long-term gains ............       1,671,355        1,358,758           36,661             --
Capital loss carryforwards ...............            --               --               --        (15,846,405)
Other temporary differences ..............         (23,115)          (6,486)         (18,194)          (2,325)
                                             -------------    -------------    -------------    -------------
Total distributable earnings
 (accumulated deficit) ...................   $   9,294,236    $   9,026,887    $     645,656    $ (10,052,732)
                                             =============    =============    =============    =============
---------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2006, the Funds had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                                EXPIRES
                                                AMOUNT         MARCH 31,
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund          $       6,059        2009
--------------------------------------------------------------------------------
Jamestown International Equity Fund         $   1,854,313        2010
                                               13,878,931        2011
                                                  620,341        2012
                                            -------------
                                            $  16,353,585
                                            =============
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
For the six months ended September 30, 2006, The Jamestown Balanced Fund reclassified $66,429 of overdistributed net investment income against accumulated net realized loss and The Jamestown Tax Exempt Virginia Fund reclassified $16,517 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

Additionally,  for the six  months  ended  September  30,  2006,  The  Jamestown
International Equity Fund reclassified $1,650 of net realized gains from security transactions against undistributed net investment income on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of forward foreign currency exchange contracts. Such reclassification had no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2006:

---------------------------------------------------------------------------------------------------------------
                                                                                 JAMESTOWN        JAMESTOWN
                                               JAMESTOWN        JAMESTOWN        TAX EXEMPT     INTERNATIONAL
                                               BALANCED           EQUITY          VIRGINIA         EQUITY
                                                 FUND              FUND             FUND            FUND
---------------------------------------------------------------------------------------------------------------
Purchases of investment securities .......   $   8,911,890    $  10,784,260    $   2,188,115    $   2,591,388
                                             =============    =============    =============    =============

Proceeds from sales and maturities
 of investment  securities ...............   $  14,549,727    $  14,937,442    $   1,938,190    $   1,625,616
                                             =============    =============    =============    =============
---------------------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
Each Fund's investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
For the six months ended September 30, 2006, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund to 0.69% of its average daily net assets. Additionally, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown International Equity Fund to 1.44% of its average daily net assets. Accordingly, the Adviser voluntarily waived $9,091 and $34,247, respectively, of such Funds' investment advisory fees during the six months ended September 30, 2006.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

Until August 2006, the Adviser was reimbursed for the estimated costs of providing a Chief Compliance Officer (CCO) for the Funds. The Adviser received aggregate fees of $6,000 for providing CCO services during the period ended September 30, 2006.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Effective August 7, 2006, under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $22,200 plus an asset-based fee equal to 0.01% per annum on total net assets in excess of $100 million. During the period ended September 30, 2006, the Funds paid aggregate fees of $4,446 to Ultimus for compliance consulting services.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4.   BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund's other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $12,000 for each of The Jamestown Balanced Fund and The Jamestown Equity Fund for the six months ended September 30, 2006.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of September 30, 2006, The Jamestown International Equity Fund had no outstanding forward foreign currency exchange contracts.

7.   CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8.   ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================
--------------------------------------------------------------------------------
                                     Beginning        Ending
                                   Account Value   Account Value    Expenses
                                      April 1,     September 30,   Paid During
                                       2006            2006          Period*
--------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00       $1,008.20        $4.48
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00       $1,020.61        $4.51
--------------------------------------------------------------------------------
THE JAMESTOWN EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00       $  996.20        $4.55
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00       $1,020.51        $4.61
--------------------------------------------------------------------------------
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00       $1,025.20        $3.50
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00       $1,021.61        $3.50
--------------------------------------------------------------------------------
THE JAMESTOWN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00       $1,027.50        $7.32
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00       $1,017.85        $7.28
--------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

               The Jamestown Balanced Fund                  0.89%
               The Jamestown Equity Fund                    0.91%
               The Jamestown Tax Exempt Virginia Fund       0.69%
               The Jamestown International Equity Fund      1.44%

THE JAMESTOWN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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











                      THIS PAGE INTENTIONALLY LEFT BLANK.

================================================================================

                      THE JAMESTOWN FUNDS

                      INVESTMENT ADVISER
                      Lowe, Brockenbrough & Company, Inc.
                      1802 Bayberry Court Suite
                      400 Richmond, Virginia 23226
                      www.jamestownfunds.com

                      ADMINISTRATOR
                      Ultimus Fund Solutions, LLC
                      P.O. Box 46707
                      Cincinnati, Ohio 45246-0707
                      (Toll-Free) 1-866-738-1126

                      INDEPENDENT REGISTERED PUBLIC
                      ACCOUNTING FIRM
                      Ernst & Young LLP
                      1900 Scripps Center
                      312 Walnut Street
                      Cincinnati, Ohio 45202

                      LEGAL COUNSEL
                      Sullivan & Worcester LLP
                      One Post Office Square
                      Boston, Massachusetts 02109

                      BOARD OF TRUSTEES
                      Austin Brockenbrough, III
                      John T. Bruce
                      Charles M. Caravati, Jr.
                      J. Finley Lee, Jr.
                      Richard L. Morrill
                      Harris V. Morrissette
                      Erwin H. Will, Jr.
                      Samuel B. Witt, III






================================================================================

ITEM 2. CODE OF ETHICS.

Not required

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant's offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto





Exhibit 99.CERT         Certifications required by Rule 30a-2(a) under the Act


Exhibit 99.906CERT      Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   Williamsburg Investment Trust
            --------------------------------------------------------------------


By (Signature and Title)*     /s/ John F. Splain
                          ------------------------------------------------------
                             John F. Splain, Secretary


Date          December 8, 2006
      -----------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*     /s/ John T. Bruce
                          ------------------------------------------------------
                             John T. Bruce, President (FBP Value Fund and
                             FBP Balanced Fund)

Date          December 8, 2006
      -----------------------------------------



By (Signature and Title)*     /s/ Thomas W. Leavell
                          ------------------------------------------------------
                             Thomas W. Leavell, President (The Government
                             Street Equity Fund, The Government Street Bond
                             Fund and The Alabama Tax Free Bond Fund)

Date           December 8, 2006
      -----------------------------------------

By (Signature and Title)*     /s/ Charles M. Caravati III
                          -----------------------------------------------------
                               Charles M. Caravati III, President (The Jamestown Balanced Fund, The Jamestown Equity Fund and
                               The Jamestown International Equity Fund)

Date          December 8, 2006
      -----------------------------------------



By (Signature and Title)*     /s/ Joseph A. Jennings III
                          ------------------------------------------------------
                               Joseph A. Jennings III, President (The Jamestown Tax Exempt Virginia Fund)

Date          December 8, 2006
      -----------------------------------------



By (Signature and Title)*     /s/ Joseph L. Antrim III
                          ------------------------------------------------------
                               Joseph L. Antrim III, President (The Davenport Equity Fund)

Date          December 8, 2006
      -----------------------------------------



By (Signature and Title)*     /s/ Mark J. Seger
                          ------------------------------------------------------
                             Mark J. Seger, Treasurer

Date          December 8, 2006
      -----------------------------------------



* Print the name and title of each signing officer under his or her signature.